Execution Version CHS INC. MASTER NOTE PURCHASE AGREEMENT DATED AS OF JANUARY 14, 2016 $152,000,000 SERIES S SENIOR NOTES DUE JANUARY 25, 2023 $150,000,000 SERIES T SENIOR NOTES DUE JANUARY 25, 2025 $58,000,000 SERIES U SENIOR NOTES DUE JANUARY 25, 2027 $95,000,000 SERIES V SENIOR NOTES DUE JANUARY 25, 2028 $100,000,000 SERIES W SENIOR NOTES DUE JANUARY 25, 2031 $125,000,000 SERIES X SENIOR NOTES DUE JANUARY 25, 2036 DB1/ 84912103.8

TABLE OF CONTENTS 1. 2. 3. 4. AUTHORIZATION OF NOTES 1.1 Description of Notes to be Issued 1.2 Additional Series of Notes SALE AND PURCHASE OF NOTES CLOSING CONDITIONS TO CLOSING Page 1 1 1 2 3 3 4.1 Representations and Warranties 3 4.2 Performance; No Default 3 4.3 Compliance Certificates 3 4.4 Opinions of Counsel 4 4.5 Purchase Permitted By Applicable Law, etc 4 4.6 Sale of Other 2016 Notes 4 4.7 Payment of Special Counsel Fees 4 4.8 Private Placement Number 5 4.9 Changes in Corporate Structure 5 4.10 Funding Instructions 5 4.11 Offeree Letter 5 4.12 Proceedings and Documents 5 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY 5 5.1 Organization; Power and Authority 5 5.2 Authorization, etc 6 5.3 Disclosure 6 5.4 Organization and Ownership of Shares of Subsidiaries; Affiliates 6 5.5 Financial Statements; Material Liabilities 7 5.6 Compliance with Laws, Other Instruments, etc 7 5.7 Governmental Authorizations, etc 8 5.8 Litigation; Observance of Agreements, Statutes and Orders 8 5.9 Taxes 8 5.10 Title to Property; Leases 9 5.11 Permits and Other Operating Rights 9 5.12 Intellectual Property 9

TABLE OF CONTENTS (continued) Page 5.13 Compliance with ERISA 10 5.14 Private Offering by the Company 11 5.15 Use of Proceeds; Margin Regulations 11 5.16 Existing Debt; Future Liens 11 5.17 Foreign Assets Control Regulations, etc 12 5.18 Status under Certain Statutes 14 5.19 Environmental Matters 14 5.20 Solvency 14 5.21 Hostile Tender Offers 15 5.22 Ranking of 2016 Notes 15 6. REPRESENTATIONS OF THE PURCHASER 15 6.1 Purchase for Investment 15 6.2 Source of Funds 15 7. INFORMATION AS TO COMPANY 17 7.1 Financial and Business Information 17 7.2 Officer's Certificate 19 7.3 Inspection 20 7.4 Electronic Delivery 21 8. INTEREST; PAYMENT OF THE NOTES 21 8.1 Interest Payments 21 8.2 Offer to Pay Notes Upon Change in Control 21 8.3 Optional Prepayments with Make-Whole Amount 22 8.4 Allocation of Partial Prepayments 23 8.5 Maturity; Surrender, etc 23 8.6 Purchase of Notes 23 8.7 Make-Whole Amount 24 9. AFFIRMATIVE COVENANTS 25 9.1 Compliance with Laws 25 9.2 Insurance 26 9.3 Maintenance of Properties 26 9.4 Payment of Taxes and Claims 26 DB1/84912103.8 ii

TABLE OF CONTENTS (continued) Page 9.5 Corporate Existence, etc 26 9.6 Pari Passu 27 9.7 Most Favored Lender 27 10. NEGATIVE COVENANTS 28 10.1 Transactions with Affiliates 28 10.2 Merger, Consolidation, etc 29 10.3 Consolidated Funded Debt to Consolidated Cash Flow 30 10.4 Adjusted Consolidated Funded Debt to Consolidated Net Worth 30 10.5 Priority Debt 30 10.6 Liens 30 10.7 Sale of Assets 33 10.8 Line of Business 36 10.9 Subsidiary Distribution Restrictions 37 10.10 Terrorism Sanctions Regulations 37 11. EVENTS OF DEFAULT 37 12. REMEDIES ON DEFAULT, ETC 39 12.1 Acceleration 39 12.2 Other Remedies 40 12.3 Rescission 40 12.4 No Waivers or Election of Remedies, Expenses, etc 40 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES 41 13 1 Registration of Notes 41 13.2 Transfer and Exchange of Notes 41 13.3 Replacement of Notes 42 14. PAYMENTS ON NOTES 42 14.1 Place of Payment 42 14.2 Home Office Payment 42 15. EXPENSES, ETC 43 15.1 Transaction Expenses 43 15.2 Survival 43 DB1/ 84912103.8 iii

TABLE OF CONTENTS (continued) Page 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT 43 17. AMENDMENT AND WAIVER 43 17.1 Requirements 44 17.2 Solicitation of Holders of Notes 44 17.3 Binding Effect, etc 45 17.4 Notes held by Company, etc 45 18. NOTICES 45 19. REPRODUCTION OF DOCUMENTS 46 20. CONFIDENTIAL INFORMATION 46 21. SUBSTITUTION OF PURCHASER 47 22. MISCELLANEOUS 47 22.1 Successors and Assigns 47 22.2 Payments Due on Non-Business Days 48 22.3 Accounting Terms 48 22.4 Severability 48 22.5 Construction 49 22.6 Counterparts 49 22.7 Governing Law 49 22.8 Jurisdiction and Process; Waiver of Jury Trial 49 DB1/ 84912103.8 iv

Schedules and Exhibits Schedule A -- Information Relating to Purchasers Schedule B -- Defined Terms Schedule 5.3 Disclosure Materials Schedule 5.4 Subsidiaries of the Company and Ownership of Subsidiary Stock Schedule 5.5 Financial Statements Schedule 5.6 Restrictions on Debt Schedule 5.12 Intellectual Property Schedule 5.16 Existing Debt Exhibit 1.1(a) Form of Series S Senior Notes due January 25, 2023 Exhibit 1.1(b) Form of Series T Senior Notes due January 25, 2025 Exhibit 1.1(c) Form of Series U Senior Notes due January 25, 2027 Exhibit 1.1(d) Form of Series V Senior Notes due January 25, 2028 Exhibit 1.1(e) Form of Series W Senior Notes due January 25, 2031 Exhibit 1.1(f) Form of Series X Senior Notes due January 25, 2036 Exhibit 1.2 Form of Supplement Exhibit 4.4(a) Form of Opinion of Special Counsel for the Company Exhibit 4.4(b) Form of Opinion of General Counsel for the Company Exhibit 4.4(c) Form of Opinion of Special Counsel for the Purchasers DB1/ 84912103.8

CHS INC. 5500 Cenex Drive Inver Grove Heights, MN 55077 $152,000,000 SERIES S SENIOR NOTES DUE JANUARY 25, 2023 $150,000,000 SERIES T SENIOR NOTES DUE JANUARY 25, 2025 $58,000,000 SERIES U SENIOR NOTES DUE JANUARY 25, 2027 $95,000,000 SERIES V SENIOR NOTES DUE JANUARY 25, 2028 $100,000,000 SERIES W SENIOR NOTES DUE JANUARY 25, 2031 $125,000,000 SERIES X SENIOR NOTES DUE JANUARY 25, 2036 Dated as of January 14, 2016 To Each of The Purchasers Listed in Schedule A Hereto: Ladies and Gentlemen: CHS Inc., a nonstock agricultural cooperative corporation organized under the laws of the State of Minnesota (the "Company"), agrees with each of the purchasers whose names appear at the end hereof (each, a "Purchaser" and, collectively, the "Purchasers") as follows: 1. AUTHORIZATION OF NOTES. 1.1 Description of Notes to be Issued. The Company will authorize the issue and sale of (a) $152,000,000 aggregate principal amount of its Series S Senior Notes due January 25, 2023 (the "Series S Notes"), (b) $150,000,000 aggregate principal amount of its Series T Senior Notes due January 25, 2025 (the "Series T Notes"), (c) $58,000,000 aggregate principal amount of its Series U Senior Notes due January 25, 2027 (the "Series U Notes), (d) $95,000,000 aggregate principal amount of its Series V Senior Notes due January 25, 2028 (the "Series V Notes), (e) $100,000,000 aggregate principal amount of its Series W Senior Notes due January 25, 2031 (the "Series W Notes") and (f) $125,000,000 aggregate principal amount of its Series X Senior Notes due January 25, 2036 (the "Series X Notes" and together with the Series S Notes, the Series T Notes, the Series U Notes, the Series V Notes and the Series W Notes, collectively, the "2016 Notes", each as may be amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Series S Notes, the Series T Notes and the Series U Notes shall be substantially in the form set out in Exhibit 1.1(a), Exhibit 1.1(b), Exhibit 1.1(c), Exhibit 1.1(d), Exhibit 1.1(e) and Exhibit 1.1(f) respectively. Certain capitalized terms used in this Agreement are defined in Schedule B hereto; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement; and references to a "Section" are, unless otherwise specified, references to a Section of this Agreement. 1.2 Additional Series of Notes. DB1/ 84912103.8

In addition to the issuance and sale of the 2016 Notes, the Company may from time to time issue and sell one or more additional Series of notes (the "Additional Notes" and together with the 2016 Notes, the "Notes", each as may be amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement) pursuant to this Agreement; provided that the aggregate principal amount of all Notes issued pursuant to this Agreement that may be outstanding at any time shall not exceed $1,000,000,000. Each Series of Additional Notes will be issued pursuant to a supplement to this Agreement (a "Supplement") in substantially the form of Exhibit 1.2, and will be subject to the following terms and conditions: (a) the designation of each Series of Additional Notes shall distinguish such Series from the Notes of all other Series; (b) each Series of Additional Notes may consist of different and separate tranches and may differ as to outstanding principal amounts, maturity dates, interest rates, make-whole amounts, if any, and price and terms of redemption or payment prior to maturity; (c) all Notes issued under this Agreement, including pursuant to any Supplement, shall rank pari passu with each other; (d) each Series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory or optional prepayments, if any, on the dates and with the make-whole amounts, if any, as are provided in the Supplement under which such Additional Notes are issued, and shall have such additional or different conditions precedent to closing and such additional or different representations and warranties or other terms and provisions as shall be specified in such Supplement; (e) any additional or more restrictive covenants, Events of Default, rights (including, without limitation, any additional put rights) or similar provisions that are added by a Supplement for the benefit of the Series of Notes to be issued pursuant to such Supplement shall apply to all outstanding Notes, whether or not the Supplement so provides, so long as the Notes outstanding under such Supplement remain outstanding (an "Incorporated Provision"); and (f) except to the extent provided in foregoing clause (d), all of the provisions of this Agreement shall apply to all Additional Notes. 2. SALE AND PURCHASE OF NOTES. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, 2016 Notes in the principal amount and in the Series specified opposite such Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers' obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder. DB1/ 84912103.8

DB1/ 84912103.8 3 3. CLOSING. The sale and purchase of the 2016 Notes to be purchased by each Purchaser shall occur at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 at 10:00 a.m., local time, at a closing (the “Closing”) on January 25, 2016. At the Closing, the Company will deliver to each Purchaser the 2016 Notes to be purchased by such Purchaser in the form of a single Note of each Series to be purchased by such Purchaser (or such greater number of 2016 Notes of each such Series in denominations of at least $100,000 as such Purchaser may request), dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), as indicated in Schedule A, against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Wells Fargo Bank, San Francisco, California, routing number 121000248, account number ##########, Beneficiary: CHS Inc. If at the Closing the Company shall fail to tender such 2016 Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment. 4. CONDITIONS TO CLOSING. Each Purchaser’s obligation to purchase and pay for the 2016 Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions: 4.1 Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made as of the date hereof and at the time of the Closing. 4.2 Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and from the date of this Agreement to the Closing assuming that Sections 9 and 10 are applicable from the date of this Agreement. From the date of this Agreement until the Closing, before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.15), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.1, 10.3, 10.4, 10.5, 10.7 or 10.10 hereof had such Sections applied since such date. 4.3 Compliance Certificates. (a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, (i) certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled and (ii) setting forth a description of any Additional Provision in effect on the date of this Agreement (including any defined terms used therein) and related explanatory calculations, as applicable. (b) Secretary's Certificate. The Company shall have delivered to such Purchaser a certificate, signed on its behalf by its Secretary or its Assistant Secretary, and one other officer of the Company, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the 2016 Notes and this Agreement and (ii) the Company's organizational documents. 4.4 Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Dorsey & Whitney LLP, counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), (b) James M. Zappa, General Counsel for the Company, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (c) from Morgan, Lewis & Bockius LLP, the Purchasers' special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request. 4.5 Purchase Permitted By Applicable Law, etc. On the date of the Closing, such Purchaser's purchase of 2016 Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted. 4.6 Sale of Other 2016 Notes. Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the 2016 Notes to be purchased by it at the Closing as specified in Schedule A. 4.7 Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers' special counsel DB1/ 84912103.8 4 referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one (1) Business Day prior to the Closing. 4.8 Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each Series of the 2016 Notes. 4.9 Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5. 4.10 Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions (via e-mail) signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (a) the name and address of the transferee bank, (b) such transferee bank's ABA number and (c) the account name and number into which the purchase price for the 2016 Notes is to be deposited. 4.11 Offeree Letter. U.S. Bancorp Investments, Inc. and J.P. Morgan Securities LLC shall have delivered to the Company, their counsel, such Purchaser, and its special counsel an offeree letter, in form and substance satisfactory to such Purchaser, confirming the manner of the offering of the 2016 Notes by U.S. Bancorp Investments, Inc. and J.P. Morgan Securities LLC. 4.12 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request. 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Purchaser that: 5.1 Organization; Power and Authority. The Company is a nonstock agricultural cooperative corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in DB1/ 84912103.8 5 good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the 2016 Notes and to perform the provisions hereof and thereof. 5.2 Authorization, etc. The Company has all requisite corporate power to own and operate its respective properties and to conduct its business as currently conducted and as currently proposed to be conducted. The Company has all requisite corporate power to execute, deliver and perform its obligations under this Agreement and the 2016 Notes. The Company has taken all necessary corporate action to authorize the execution and delivery of, and the performance of its obligations under, this Agreement and the 2016 Notes, and this Agreement constitutes, and upon execution and delivery thereof each 2016 Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except, in each case, as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). 5.3 Disclosure. The Company, through its agents, U.S. Bancorp Investments, Inc. and J.P. Morgan Securities LLC, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated December 2015 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the "Disclosure Documents"), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since August 31, 2015, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents. 5.4 Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of DB1/ 84912103.8 6 its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company's Affiliates, other than Subsidiaries, and (iii) the Company's directors and senior officers. (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company or its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4). (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. (d) No Subsidiary is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary. 5.5 Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents. 5.6 Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by the Company of this Agreement and the 2016 Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate DB1/ 84912103.8 7 charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary. The Company is not a party to any contract or agreement or subject to any charter or other corporate restrictions which materially and adversely affects its business, property, assets, financial condition or results of operations, and the Company is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company of the type to be evidenced by the 2016 Notes except as set forth in the agreements listed in Schedule 5.6 attached hereto. The provisions of this Agreement and the 2016 Notes do not contravene any agreement listed in Schedule 5.6. 5.7 Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the 2016 Notes. 5.8 Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any Subsidiary or any properties or rights of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. (b) Neither the Company nor any Subsidiary is (i) in default under any term of any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the others laws and regulations that are referred to in Section 5.17), which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.9 Taxes. The Company and its Subsidiaries have filed all U.S. federal, state and, to the knowledge of the officers of the Company, other tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become DB1/ 84912103.8 delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate. The U.S. federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended August 31, 2009. The Company is a cooperative association taxed under the provisions of "subchapter T" of the Code and the Company does not presently intend to alter its status as a subchapter T cooperative association for U.S. federal income tax purposes. 5.10 Title to Property; Leases. Except for minor defects in title which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, the Company has and each of its Subsidiaries has good and indefeasible title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects. 5.11 Permits and Other Operating Rights. The Company and each Subsidiary of the Company has all such valid and sufficient certificates of convenience and necessity, franchises, licenses, permits, operating rights and other authorizations from all Governmental Authorities having jurisdiction over the Company or any Subsidiary or any of its properties, as are necessary for the ownership, operation and maintenance of its businesses and properties, as presently conducted and as proposed to be conducted while the 2016 Notes are outstanding, subject to exceptions and deficiencies which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and such certificates of convenience and necessity, franchises, licenses, permits, operating rights and other authorizations from all Governmental Authorities or any of its properties are free from restrictions or conditions which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. 5.12 Intellectual Property. Except as disclosed in Schedule 5.12, (a) the Company and its Subsidiaries own or possess all patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the DB1/ 84912103.8 9 aggregate are Material, without known conflict with the rights of others; (b) to the best knowledge of the Company, no product or practice of the Company or any Subsidiary infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person; and (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries. 5.13 Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA (aside from ordinary claims for benefits under the Plans) or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material. (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $25,000,000 for any single Plan or by more than $40,000,000, in the aggregate, for all such Plans. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA. (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material. (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial D,B1/ 84912103.8 10

Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material. (e) The execution and delivery of this Agreement and the issuance and sale of the 2016 Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.13(e) is made in reliance upon and subject to the accuracy of such Purchaser's representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the 2016 Notes to be purchased by such Purchaser. 5.14 Private Offering by the Company. Neither the Company nor anyone acting on its behalf has, directly or indirectly, offered the 2016 Notes or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 75 other Institutional Investors (as defined in clause (c) of the definition of such term), each of which has been offered the 2016 Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the 2016 Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or "blue sky" laws of any applicable jurisdiction. 5.15 Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the 2016 Notes for general corporate purposes, including funding capital expenditures and investments. No part of the proceeds from the sale of the 2016 Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U. 5.16 Existing Debt; Future Liens. (a) Except as described therein, Schedule 5.16 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries in excess of $10,000,000 or having commitments in excess thereof as of November 30, 2015 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranties thereof), since which date there has been no DB1/ 84912103.8 11

Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment. (b) The aggregate amount of all outstanding Debt of the Company and its Subsidiaries not set forth on Schedule 5.16 does not exceed $50,000,000. (c) Except as disclosed in Schedule 5.16, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.6. (d) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company, except as specifically indicated in Schedule 5.16. 5.17 Foreign Assets Control Regulations, etc. (a) Neither the Company nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury ("OFAC") (an "OFAC Listed Person") (ii) an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act ("CISADA") or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, "U.S. Economic Sanctions") (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a "Blocked Person"). Neither the Company nor any Controlled Entity has been notified that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions. DB1/ 84912103.8 12

(b) No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, or (ii) otherwise in violation of U.S. Economic Sanctions. (c) Neither the Company nor any Controlled Entity (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist- related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, "Anti-Money Laundering Laws") or any U.S. Economic Sanctions violations, (ii) to the Company's actual knowledge after making due inquiry, is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws and U.S. Economic Sanctions. (d) (1) Neither the Company nor any Controlled Entity (i) has been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, "Anti-Corruption Laws"), (ii) to the Company's actual knowledge after making due inquiry, is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws or (iv) has been or is the target of sanctions imposed by the United Nations or the European Union. (2) To the Company's actual knowledge after making due inquiry, neither the Company nor any Controlled Entity has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Government Official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official's lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable law or regulation or which would cause any holder to be in violation of any law or regulation applicable to such holder; and DB1/ 84912103.8 13

(3) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage. The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Corruption Laws. 5.18 Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended. 5.19 Environmental Matters. (a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. (b) Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. (c) Neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect. (d) All buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect. 5.20 Solvency. The Company, after giving effect to the transactions contemplated by this Agreement and the 2016 Notes, will not be engaged in any business or transaction, or about to engage in any business or transaction, for which the Company has unreasonably small assets or capital (within the meaning of the Uniform Fraudulent Transfer Act, the Uniform Fraudulent Conveyance Act rmll 84912101 .8 14 and Section 548 of Title 11 of the United States Code), and the Company does not have any intent to hinder, delay or defraud any Person to which it is, or will become, on or after the date of Agreement, indebted to or to incur debts that would be beyond its ability to pay as they mature. 5.21 Hostile Tender Offers. None of the proceeds of the sale of any 2016 Note will be used to finance a Hostile Tender Offer. 5.22 Ranking of 2016 Notes. The Company's obligations under the 2016 Notes and this Agreement will, upon issuance of the 2016 Notes, rank at least pari passu, without preference or priority, with all of its other outstanding unsecured and unsubordinated obligations, except for those obligations that are, or are liable to be, mandatorily preferred by law. 6. REPRESENTATIONS OF THE PURCHASER. 6.1 Purchase for Investment. Each Purchaser severally represents that (a) it is an "accredited investor" under Rule 501(a) of Regulation D under the Securities Act and (b) it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's or their property shall at all times be within such Purchaser's or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. 6.2 Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder: (a) the Source is an "insurance company general account" (as the term is defined in the United States Department of Labor's Prohibited Transaction Exemption ("PTE") 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or DB1/ 84912103.8 15

(b) the Source is a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or (d) the Source constitutes assets of an "investment fund" (within the meaning of Part VI of PTE 84-14 (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan's assets that are managed by QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be "related" within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or (e) the Source constitutes assets of a "plan(s)" (within the meaning of Part IV(h) of PTE 96-23 (the "INHAM Exemption")) managed by an "in-house asset manager" or "INHAM" (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of "control" in Part IV(d) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or (f) the Source is a governmental plan; or (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been DB1/ 84912103.8 16 identified to the Company in writing pursuant to this clause (g); or (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA. As used in this Section 6.2, the terms "employee benefit plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA. 7. INFORMATION AS TO COMPANY. 7.1 Financial and Business Information. The Company shall deliver to each Purchaser and each holder of a Note that is an Institutional Investor: (a) Quarterly Statements -- within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company's Quarterly Report on Form 10-Q (the "Form 10-Q") with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of, (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and (ii) consolidated statements of income and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a); (b) Annual Statements -- within 120 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company's Annual Report on Form 10-K (the "Form 10-K") with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material DB1/ 84912103.8 17

Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of, (i) consolidated and consolidating balance sheets of the Company and its Subsidiaries, as at the end of such year, and (ii) consolidated and consolidating statements of income and cash flows and a consolidated statement of members' equity of the Company and its Subsidiaries, for such year, setting forth in each case, in comparative form, the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a "going concern" or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; provided that the delivery within the time period specified above of the Company's Form 10-K for such fiscal year (together with the Company's annual report to members, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b); (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material; (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; (e) ERISA Matters -- promptly, and in any event within five days after a DB1/ 84912103.8 18

Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto: (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any Purchaser or a holder of a Note; and (h) Information Required by Rule 144A — with reasonable promptness, upon the request of any Purchaser or a holder of a Note, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to and in compliance with the reporting requirements of section 13 or 15(d) of the Exchange Act. 7.2 Officer's Certificate. Each set of financial statements delivered to a Purchaser or a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth: DB1/ 84912103.8 19

(a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.3 through and including 10.5, Section 10.7 hereof, inclusive, and each Incorporated Provision, if applicable, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence). In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.3) as to the period covered by any such financial statement, such Senior Financial Officer's certificate as to such period shall include a reconciliation from GAAP with respect to such election; and (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto. 7.3 Inspection. The Company shall permit the representatives of each Purchaser and each holder of a Note that is an Institutional Investor: (a) No Default -- if no Default or Event of Default then exists, at the expense of such Purchaser or such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company or any Subsidiary, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, DB1/ 84912103.8 20 finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested. 7.4 Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer's Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto: (a) (i) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer's Certificate satisfying the requirements of Section 7.2 or (ii) such information required to be delivered pursuant Section 7.1(c), in either case, are delivered to each Purchaser and holder of a Note by e-mail; (b) the Company shall have timely filed such Form 10—Q, Form 10—K or other information satisfying the requirements of Section 7.1(a), Section 7.1(b) or Section 7.1(c), as the case may be, with the SEC on EDGAR and shall have made such form, such other information and the related Officer's Certificate satisfying the requirements of Section 7.2 available on its home page on the internet, which is located at http://www.chsinc.com as of the date of this Agreement; or (c) (i) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer's Certificate(s) satisfying the requirements of Section 7.2 or (ii) such information required to be delivered pursuant to Section 7.1(c), in either case, are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each Purchaser and each holder of Notes has free access; provided however, that in the case of any of clauses (b) or (c), the Company shall have given each Purchaser and each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery. 8. INTEREST; PAYMENT OF THE NOTES. 8.1 Interest Payments. Interest on the 2016 Notes shall accrue on the unpaid principal balance of the 2016 Notes at the rates and shall be computed on the basis as described in the applicable 2016 Note. Interest shall be due and payable as provided in the 2016 Notes. 8.2 Offer to Pay Notes Upon Change in Control. (a) Notice and Offer. The Company will not take any action that consummates or finalizes a Change in Control unless at least thirty (30) days prior to such action it shall have given to each holder of the Notes written notice of such impending Change in Control. The Company will, within five (5) Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes in the manner set forth DB1/ 84912103.8 "1 in Section 18. If a Change in Control has occurred, such written notice shall contain, and shall constitute an irrevocable offer to prepay all or (at such holder's option) any portion of the Notes held by such holder on a date specified in such notice (the "Proposed Prepayment Date") that is not less than thirty (30) days and not more than sixty (60) days after the date of such notice. If the Proposed Prepayment Date shall not be specified in such notice, the Proposed Prepayment Date shall be the 30th day after the date such notice shall have been sent by the Company. In no event will the Company take any action to consummate or finalize a Change in Control unless the Company has given the notice required by this Section 8.2(a) and, contemporaneously with such action, the Company prepays all Notes required to be prepaid in accordance with Section 8.2(b) hereof. (b) Acceptance and Payment. A holder of Notes may accept the offer to prepay made pursuant to Section 8.2(a) by causing a notice of acceptance of such offered prepayment (specifying in such notice the amount of Notes with respect to which such acceptance applies) to be delivered to the Company prior to the Proposed Prepayment Date (it being understood that the failure by a holder to respond to such written offer of prepayment prior to the Proposed Prepayment Date shall be deemed to constitute a rejection of such offer with respect to all Notes held by such holder). If so accepted, such offered prepayment shall be due and payable on the Proposed Prepayment Date. Such offered prepayment shall be made at 100% of the principal amount of such Notes so prepaid, plus interest on all such Notes accrued to the Proposed Prepayment Date. If the Company shall at any time receive an acceptance of an offer to prepay Notes pursuant to this Section 8.2(b) from some, but not all of, the holders of the Notes, then the Company will, within two (2) Business Days after the receipt of such acceptance, give written notice of such acceptance to each other holder of the Notes. (c) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.2 shall be accompanied by a certificate, executed by a Responsible Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such payment is to be made pursuant to the provisions of this Section 8.2; (iii) the outstanding principal amount as of the Proposed Prepayment Date of each Note offered to be prepaid; (iv) the unpaid interest that would be due on each such Note offered to be prepaid, accrued to the date fixed for payment; (v) that the conditions of this Section 8.2 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control. 8.3 Optional Prepayments with Make-Whole Amount. DB1/ 84912103.8 22

The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in integral multiples of $1,000,000 and in a minimum amount of $5,000,000, at 100% of the principal amount so prepaid, plus interest thereon to the prepayment date and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.3 not less than ten (10) Business Days and not more than sixty (60) days prior to the date fixed for such prepayment. Each such notice shall specify such prepayment date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two (2) Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. 8.4 Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.3, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment, without regard to the Series of Notes. 8.5 Maturity; Surrender, etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and, in the case of any such prepayment pursuant to Section 8.3, the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note. 8.6 Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to a written offer to purchase made by the Company or an Affiliate pro rata to the holders of the Notes outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days. If the holders of more than 33'A% of the principal amount of the Notes then outstanding accept such offer, the DB1; 84912103.8 23

Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes. 8.7 Make-Whole Amount. The term "Make-Whole Amount" means, with respect to any Note of any Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note of such Series over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings: "Called Principal" means, with respect to any Note of any Series, the principal of such Note that is to be prepaid pursuant to Section 8.3, or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires. "Discounted Value" means, with respect to the Called Principal of any Note of any Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Series of Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal. "Reinvestment Yield" means, with respect to the Called Principal of any Note of any Series, 0.50% plus the yield to maturity calculated by using (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date on screen "PX 1" on the Bloomberg Financial Market Service (or such other display on the Bloomberg Financial Market Service as may be agreed upon by the Company and the Required Holders having the same information if "PX-1" is replaced by Bloomberg Financial Market Service) for the most recently issued, actively traded, on- the-run benchmark U.S. Treasury securities, having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for the most recently issued actively traded on-the-run U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In either case, the yield will be determined using the applicable screen or report as determined above, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a DBI/ 84912103.8 24 straight line basis between (1) the applicable most recently issued actively traded on-the- run U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the applicable most recently issued actively traded on-the-run U.S. Treasury security with the maturity closest to and less than the Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Series of Note. "Remaining Average Life" means, with respect to any Called Principal of any Series of Notes, the number of years obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (ii) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note of any Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes of such Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.3 or 12.1. "Settlement Date" means, with respect to the Called Principal of any Note of any Series, the date on which such Called Principal is to be prepaid pursuant to Section 8.3, or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires. 9. AFFIRMATIVE COVENANTS. From the date of this Agreement until the Closing and thereafter, so long as any of the Notes are outstanding, the Company covenants that: 9.1 Compliance with Laws. The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.17, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, DB1/ 84912103.8 25 certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 9.2 Insurance. The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated; provided, however, the Company may, to the extent permitted by law, provide for appropriate self-insurance with respect to workers' compensation. 9.3 Maintenance of Properties. The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 9.4 Payment of Taxes and Claims. The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, and to pay and discharge all amounts payable for work, labor and materials, in each case to the extent such taxes, assessments, charges, levies and amounts have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or amount payable if (a) the amount, applicability or validity thereof is being actively contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges, levies and amounts payable in the aggregate could not reasonably be expected to have a Material Adverse Effect. 9.5 Corporate Existence, etc. Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect its corporate existence and will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries, except to the extent that, with respect to DB1/ 84912103.8 26

Subsidiaries, in the good faith judgment of the Company, the failure to do so could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The Company will at all times preserve and keep in full force and effect all certificates of convenience and necessity, rights and franchises, licenses, permits, operating rights and other authorization from any Governmental Authorities as are necessary for the ownership, operation and maintenance of its and its Subsidiaries' respective businesses and properties, unless the termination of or failure to preserve and keep in full force and effect such right, certificate or franchise, license, permit, operating right or other authorization would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. 9.6 Pari Passu. The Company covenants that all Debt owing under the Notes and under this Agreement will rank at least pari passu with all its other present and future unsecured Senior Debt. 9.7 Most Favored Lender. (a) If at any time (including as in effect on the date of this Agreement) any Material Credit Facility shall include any Financial Covenant, any event of default (whether set forth as a undertaking, event of default, prepayment event or other such provision) or prepayment right not set forth herein or that would be more beneficial to the holders of the Notes than any analogous provision contained in this Agreement (any such Financial Covenant, event of default or prepayment right, an "Additional Provision"), then the Company shall provide (i) with respect to any Additional Provision in effect on the date of Closing, the information required to be provided with respect to such Additional Provisions in the Officer's Certificate required to be delivered to the Purchasers pursuant to Section 4.3(a) and (ii) with respect to any Additional Provision in effect after the date of Closing, a Most Favored Lender Notice to the holders of the Notes. Thereupon, unless waived in writing by the Required Holders within thirty (30) days of receipt of such Most Favored Lender Notice by the holders of the Notes, such Additional Provision (and any related definitions) shall be deemed automatically incorporated by reference into this Agreement, mutatis mutandis (including any grace period, if applicable, with respect thereto), as if set forth fully herein, without any further action required on the part of any Person, effective as of the date when such Additional Provision became effective under such Material Credit Facility. Thereafter upon the request of any holder of a Note, the Company shall enter into any additional agreement or amendment to this Agreement reasonably requested by such holder evidencing any of the foregoing. As used herein, "Most Favored Lender Notice" means, in respect of any Additional Provision, a written notice, which may be by e-mail, to each of the holders of the Notes delivered promptly, and in any event within ten (10) Business Days after the inclusion of such Additional Provision in any Material Credit Facility (including by way of amendment or other modification of any existing provision thereof), by a Senior Financial Officer of the Company referring to the provisions of this Section 9.7 and setting forth a description of such Additional Provision (including any defined terms used therein) and related explanatory calculations, as applicable. (b) So long as no Default or Event of Default has occurred and is continuing DBI/ 84912103.8 27 on the date on which any Additional Provision is amended or modified in the relevant Material Credit Facility such that such Additional Provision is less restrictive on the Company, any Additional Provision is removed from such Material Credit Facility or such Material Credit Facility shall be terminated, any Additional Provision incorporated into this Agreement pursuant to this Section 9.7: (x) shall be deemed amended, modified or removed as a result of any amendment, modification or removal of such Additional Provision under such Material Credit Facility and (y) shall be deemed deleted from this Agreement at such time as such Material Credit Facility shall be terminated and no amounts shall be outstanding thereunder; provided, that, (i) other than as provided in Section 17, this Agreement shall not be amended to delete any covenant, undertaking, event of default, restriction or other provision included in this Agreement (other than by operation of Section 9.7(a)) or to make any such provision less restrictive on the Company and its Subsidiaries; and (ii) if any lender or agent under such Material Credit Facility is paid any remuneration as consideration for any amendment, modification or removal of such Additional Provision under such Material Credit Facility, then such remuneration shall be concurrently paid, on the same equivalent terms, ratably to each holder of the Notes then outstanding. (c) The breach of any Additional Provision incorporated into this Agreement pursuant to this Section 9.7 shall constitute an Event of Default and the period of grace (if any) applicable to the breach of such Additional Provision in such Material Credit Facility shall apply hereunder. Certificates delivered to the holders of Notes pursuant to Section 7.2 shall include the information (including detailed calculations) required in order to establish whether the Company was in compliance during the time that any such Additional Provision was added and thereafter and during the interim or annual period covered by the applicable financial statements described in Sections 7.1(a) and 7.1(b) with each such Additional Provision incorporated into this Agreement pursuant to this Section 9.7. Although it will not be a Default or an Event of Default if the Company fails to comply with any provision of Section 9 on or after the date of this Agreement and prior to the Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3. 10. NEGATIVE COVENANTS. From the date of this Agreement until the Closing and thereafter, so long as any of the Notes are outstanding, the Company covenants that: 10.1 Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or Material group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) DB1/ 84912103.8 28 with any Affiliate, except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's- length transaction with a Person not an Affiliate. 10.2 Merger, Consolidation, etc. The Company will not, and will not permit any Subsidiary to, directly or indirectly, consolidate with, or merge into, any other Person or permit any other Person to consolidate with, or merge into, it, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, except that: (a) any Subsidiary may consolidate with, or merge into, the Company or any Wholly-Owned Subsidiary if the Company or such Wholly-Owned Subsidiary is the surviving corporation; (b) any Subsidiary (other than a Subsidiary which guarantees the obligations of the Company hereunder) may consolidate with, or merge into, any joint venture entity, of which the Company or any Subsidiary of the Company holds an ownership interest and shares in the earnings; provided that the terms of any such consolidation or merger and the division of the joint venture's earnings, when viewed as a whole, can be reasonably expected to generate the same or greater book earnings and cash flow for the Company or Subsidiary of the Company as would be generated absent such consolidation or merger; (c) the Company may consolidate with, or merge into, any other Person, or permit any other Person to consolidate with, or merge into, it, if (i) the successor formed by such consolidation or the survivor of such merger (the "Surviving Corporation"), is a solvent corporation organized under the laws of the United States of America or any State thereof (including the District of Columbia), (ii) if the Company is not the Surviving Corporation, (A) the Surviving Corporation shall have executed and delivered to each holder of the Notes its written assumption of the due and punctual performance and payment of each covenant and condition of the Company in this Agreement and the Notes, which assumption shall be in form and substance approved in writing by the Required Holders, and (B) the Company shall have caused to be delivered to each holder of the Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, and (iii) immediately after giving effect to such transaction, (A) no Default or Event of Default shall exist, and DB1/ 84912103.8 29

(B) the Surviving Corporation and its Subsidiaries are permitted to incur at least $1.00 of additional Priority Debt under the provisions of Section 10.5, and (d) CHS Capital may transfer CHS Capital Loan Assets to a Wholly-Owned Subsidiary in the ordinary course of business. No such conveyance, transfer or lease of all or substantially all of the assets of the Company or any Subsidiary which guarantees the obligations of the Company hereunder shall have the effect of releasing the Company, any such Subsidiary or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes or any Subsidiary guarantee provided by such Subsidiary under Section 10.5. 10.3 Consolidated Funded Debt to Consolidated Cash Flow. The Company will not permit the ratio (the "Leverage Ratio") for any fiscal period of (a) Consolidated Funded Debt determined as of the end of each fiscal quarter to (b) Consolidated Cash Flow for the period of four fiscal quarters ending on such date to exceed 3.50 to 1.00. 10.4 Adjusted Consolidated Funded Debt to Consolidated Net Worth. The Company shall not permit the ratio of (a) Adjusted Consolidated Funded Debt determined as of the end of each fiscal quarter to (b) Consolidated Net Worth determined as of such date to exceed .80 to 1.00. 10.5 Priority Debt. (a) The Company covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, issue, incur, assume or permit to exist any Priority Debt if the aggregate outstanding principal amount of all Priority Debt would exceed 20% of Consolidated Net Worth. (b) The Company will not at any time permit any Subsidiary to guaranty, become a co-borrower or otherwise become obligated in respect of any Debt owing under any Material Credit Facility unless contemporaneously such Subsidiary guaranties, or becomes similarly obligated in respect of, the Notes, in each case pursuant to documentation in form and substance reasonably satisfactory to the Required Holders. 10.6 Liens. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or suffer to be created, incurred or assumed or to exist (upon the happening of a contingency or otherwise), any Lien on or with respect to any property of the Company or any such Subsidiary, whether now owned or held or hereafter acquired (unless provision is made whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured as provided in the last paragraph of this Section 10.6), except: DB1/ 84912103.8 30

(a) Liens for taxes, assessments or other governmental charges or levies securing obligations not overdue, or if overdue, being actively contested in good faith by appropriate proceedings that will prevent the forfeiture or sale of any property, provided that adequate reserves are established in accordance on the books of the Company or a Subsidiary of the Company in accordance with GAAP; (b) attachment, judgment and other similar Liens arising in connection with court proceedings, provided the execution or other enforcement of such Lien(s) is effectively stayed and the claims secured thereby are being actively contested in good faith in such manner that the property subject to such Lien(s) is not subject to forfeiture or sale, and further provided that adequate reserves are established on the books of the Company or a Subsidiary of the Company in accordance with GAAP; (c) Liens incidental to the normal conduct of the business of the Company or a Subsidiary of the Company or to the ownership by the Company or a Subsidiary of its property which were not incurred in connection with the borrowing of money or the obtaining of credit or advances and which do not in the aggregate materially detract from the value of the property of the Company or any Subsidiary of the Company for the purpose of such business or materially impair the use thereof in the operation of the business of the Company or any Subsidiary of the Company, including, without limitation, Liens (i) in connection with workers' compensation, unemployment insurance, social security and other like laws, (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety and performance bonds (of a type other than set forth in Section 10.6(b)), bids, leases (other than Capital Leases), purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property, (iii) to secure the claims or demands of materialmen, mechanics, carriers, warehousemen, vendors, repairmen, landlords, lessors and other like Persons, arising in the ordinary course of business, and (iv) in the nature of reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property; provided that any amounts secured by such Liens are not yet due and payable. (d) Liens existing as of the date of this Agreement securing Debt and set forth on Schedule 5.16 hereto; (e) any Lien renewing, extending or refunding any Lien permitted by clause (d) of this Section 10.6, provided that (i) the principal amount of the Debt secured by DB1/ 84912103.8 31 such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such extension, renewal or refunding no Default or Event of Default would exist; (f) Liens on property of the Company or any of its Subsidiaries securing Debt owing to the Company or to any of its Wholly-Owned Subsidiaries; (g) any Lien created to secure all or any part of the purchase price or cost of construction, or to secure Debt incurred or assumed to pay all or a part of the purchase price or cost of construction, of any property (or any improvement thereon) acquired or constructed by the Company or a Subsidiary of the Company after the date of this Agreement, provided that (i) no such Lien shall extend to or cover any property other than the property (or improvement thereon) being acquired or constructed or rights relating solely to such item or items of property (or improvement thereon), (ii) the principal amount of Debt secured by any such Lien shall at no time exceed an amount equal to the lesser of (A) the cost to the Company or such Subsidiary of the property (or improvement thereon) being acquired or constructed or (B) the Fair Market Value (as determined in good faith by the Company) of such property, determined at the time of such acquisition or at the time of substantial completion of such construction, and (iii) such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or completion of construction of such property (or improvement thereon); (h) any Lien existing on property acquired by the Company or any Subsidiary of the Company at the time such property is so acquired (whether or not the Debt secured thereby is assumed by the Company or such Subsidiary) or any Lien existing on property of a Person immediately prior to the time such Person is merged into or consolidated with the Company or any Subsidiary of the Company, provided that (i) no such Lien shall have been created or assumed in contemplation of such acquisition of property or such consolidation or merger, (ii) such Lien shall extend only to the property acquired or the property of such Person merged into or consolidated with the Company or Subsidiary which was subject to such Lien as of the time of such consolidation or merger, and (iii) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to 100% of the Fair Market Value (as determined in good faith by the board of directors of the Company or such Subsidiary) of the property subject thereto at the time of the acquisition thereof or at the time of such merger or consolidation; DB1/ 84912103.8 32

(i) Liens to CoBank and other cooperatives with respect to equity held by the Company in such banks or other cooperatives securing Debt, provided that the aggregate Fair Market Value of such equity securing Debt shall not exceed $50,000,000 at any one time; (j) Liens consisting of the cash collateralization of reimbursement obligations in an aggregate amount not to exceed $200,000,000 in respect of letters of credit required to be pledged because the expiry date of such letters of credit occurs later than the maturity date of the lending facility under which such letters of credit were issued, but only to the extent and for so long as no Default or Event of Default has occurred and is continuing and no "potential default" or "event of default" has occurred and is continuing under and as defined in such lending facility; and (k) other Liens not otherwise permitted under clause (a) through (j) of this Section 10.6 securing Debt, provided that the existence, creation, issuance, incurrence or assumption of such Debt is permitted under Sections 10.3, 10.4 and 10.5 hereof. If, notwithstanding the prohibition contained herein, the Company shall, or shall permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist any Lien, other than those Liens permitted by the provisions of paragraphs (a) through (k) of this Section 10.6 (but including any Liens in respect of the Material Credit Facility whether or not permitted by paragraphs (a) — (k) of this Section 10.6 (but excluding clause (j)), it will make or cause to be made effective provision whereby the Notes will be secured equally and ratably with any and all other obligations thereby secured, such security to be pursuant to agreements reasonably satisfactory to the Required Holders (including intercreditor arrangements providing for the pari passu treatment of the Notes and all such secured Debt) and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property. For the avoidance of doubt, the Company acknowledges that it will not, and will not permit any Subsidiary to, secure or grant any Liens in respect of the Material Credit Facility (other than Liens permitted by paragraph (j) of this Section 10.6) unless an equal and ratable Lien is granted in respect of the Notes. 10.7 Sale of Assets. (a) Sale of Assets. The Company will not, and will not permit any of its Subsidiaries to, make any Transfer, provided that the foregoing restriction does not apply to a Transfer if: (i) the property that is the subject of such Transfer constitutes either (A) inventory held for sale, or (B) equipment, fixtures, supplies or materials no longer required, in the opinion of the Company or such Subsidiary, in the operation of the business of the Company or such Subsidiary or that is obsolete, and, in the case of any Transfer described in clause (A) or clause (B), such Transfer is in the ordinary course of business (an "Ordinary Course Transfer"); (ii) such Transfer is from a Subsidiary to the Company or a Wholly- DB1/ 84912103.8 33

Owned Subsidiary, so long as immediately before and immediately after the consummation of such transaction, and after giving effect thereto, no Default or Event of Default exists or would exist (each such Transfer, collectively with any Ordinary Course Transfers, "Excluded Transfers"); or (iii) such Transfer is a lease or sale of the assets of the Company or any Subsidiary of the Company to any joint venture entity, of which the Company or any Subsidiary of the Company holds an ownership interest and shares in the earnings; provided that the terms of any such lease or sale and the division of the joint venture's earnings, when viewed as a whole, can be reasonably expected to generate the same or greater book earnings and cash flow for the Company or Subsidiary of the Company as would be generated absent such lease or sale.. (b) Debt Prepayment Applications and Reinvested Transfers. (i) Notwithstanding the provisions of Section 10.7(a), the Company or any Subsidiary may Transfer any of its properties at the Fair Market Value thereof; provided that (A) either (1) such Transfer is not an Excluded Transfer and does not involve a Substantial Portion of the property of the Company and its Subsidiaries, or, (2) the Net Proceeds Amount with respect to such Transfer (the "Designated Portion") is either (x) applied to the acquisition by the Company or the Subsidiary making such Transfer of assets of a nature similar to, and of at least an equivalent value of, the assets which were the subject of such Transfer (a "Reinvested Transfer"), or (y) applied to a Debt Prepayment Application, in either case, within one year of the consummation of such Transfer, as specified in an Officer's Certificate delivered to each holder of Notes prior to, or contemporaneously with, the consummation of such Transfer; and (B) immediately after giving effect to such Transfer (1) no Default or Event of Default shall exist and (2) the Company is able to incur at least $1.00 of additional Priority Debt under the provisions of Section 10.5 hereof. (ii) If, notwithstanding the certificate referred to in the foregoing clause 10.7(b)(i)(A), the Company shall fail to apply the entire amount of the Designated Portion as specified in such certificate within the period stated in Section 10.7(b)(i), an Event of Default shall be deemed to have existed as of the expiration of such period and shall be deemed to be continuing. (c) Certain Definitions. The following terms have the following meanings: (i) "Debt Prepayment Application" means, with respect to any Transfer by the Company or any Subsidiary, the application by the Company or such Subsidiary of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay the outstanding principal of all Funded Debt of the DB1/ 84912103.8 34

Company or such Subsidiary (other than Funded Debt owing to any of the Subsidiaries or any Affiliate and Funded Debt in respect of any revolving credit or similar facility providing the Company or such Subsidiary with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Funded Debt, the availability of loans or other extensions of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Funded Debt), provided that in the course of making such application the Company shall offer to prepay each outstanding Note in a principal amount that equals the Ratable Portion for such Note plus interest on all such Notes accrued to the date of such payment. The Company will give each holder of Notes written notice of such offered prepayment not less than ten (10) Business Days and not more than sixty (60) days prior to the date fixed for such prepayment, specifying such prepayment date, the aggregate principal amount of the Notes to be prepaid on such date and the Ratable Portion payable with respect to each such Note. A holder of Notes may accept or reject such offer to prepay by causing a notice of such acceptance or rejection to be delivered to the Company at least two (2) Business Days prior to the prepayment date specified by the Company in such offer. If a holder of Notes has not responded to such offer by a date which is at least two (2) Business Days prior to such specified prepayment date, such holder shall be deemed to have rejected such offer of prepayment. If any holder of a Note rejects or is deemed to have rejected such offer of prepayment, then, for purposes of determining the extent to which any Net Proceeds Amount has been applied to a Debt Prepayment Application, the Company nevertheless will be deemed to have paid Funded Debt in an amount equal to the Ratable Portion for such Note. As used in this definition, (i) "Ratable Portion" means, for any Note, an amount equal to the product of (a) the Net Proceeds Amount (or any portion thereof) being so offered to be applied to the payment of Funded Debt, multiplied by (b) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate outstanding principal amount of Funded Debt of the Company and its Subsidiaries, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP. (ii) "Disposition Value" means, at any time, with respect to any Transfer, DB1/ 84912103.8 35

(a) in the case of property that does not constitute capital stock of or other ownership interests in any Subsidiary of the Company, the book value thereof, valued at the time of such Transfer in good faith by the board of directors of the Company, and (b) in the case of property that constitutes capital stock of or other ownership interests in any Subsidiary of the Company, an amount equal to that percentage of the book value of the assets of the Subsidiary that issued such capital stock or other ownership interests as is equal to the percentage that the book value that such capital stock or other ownership interests represents of the book value of all of the outstanding capital stock of or other ownership interests in such Subsidiary (assuming, in making such calculations, that all securities convertible into such capital stock or other ownership interests are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion), determined as of time of such Transfer in good faith by the board of directors of the Company. (iii) "Net Proceeds Amount" means, with respect to any Transfer of any property by any Person, an amount equal to the difference of (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer and any income taxes fairly attributable to such Transfer. (iv) "Substantial Portion" means, at any time, any property subject to a Transfer if the Disposition Value of such property, when added to the Disposition Value of all other property of the Company and its Subsidiaries that shall have been the subject of a Transfer (other than an Excluded Transfer and Transfers of such other property to the extent the Net Proceeds Amount arising therefrom has been applied to a Reinvested Transfer or a Debt Prepayment Application) during the then current fiscal year of the Company, exceeds an amount equal to 25% of Consolidated Total Assets as of the end of the fiscal year of the Company then most recently ended. (v) "Transfer" means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, capital stock of or other ownership interests in, any other Person. 10.8 Line of Business. DB1/ 84912103.8 36

The Company will not, and will not permit any Subsidiary to, engage to any Material extent in any business activity or operations other than operations or activities (a) in or reasonably related to the agriculture industry, (b) in the food industry or (c) in which the Company and its Subsidiaries are otherwise engaged on the date hereof as described in the Memorandum or businesses reasonably related thereto or in furtherance thereof. 10.9 Subsidiary Distribution Restrictions. The Company covenants that it will not, and will not permit any Subsidiary of the Company to, enter into, or be otherwise subject to, any contract or agreement (including its certificate of incorporation) which limits the amount of, or otherwise imposes restrictions on the payment of, Distributions by any Subsidiary of the Company. 10.10 Terrorism Sanctions Regulations. The Company will not and will not permit any Controlled Entity (a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations or by the European Union, or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder to be in violation of any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or (c) to engage, nor shall any Affiliate of either engage, in any activity that could subject such Person or any Purchaser or any holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions. Although it will not be a Default or an Event of Default if the Company fails to comply with any provision of Section 10 before or after giving effect to the issuance of the Notes on a pro forma basis, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3. 11. EVENTS OF DEFAULT. An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing: (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or (b) the Company defaults in the payment of any interest on any Note for more than five (5) Business Days after the same becomes due and payable; or (c) the Company defaults in the performance of or compliance with any term contained in any of Section 7.1(d), Section 8.2 (other than any payment default occurring under Sections 11(a) and/or 11(b)), Section 10 (other than Section 10.8) hereof or any Incorporated Provision; or DB1/ 84912103.8 37

(d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in clauses (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this clause (d) of Section 11); or (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or (0 (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $100,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any agreement, term or condition contained in any instrument or agreement evidencing any Debt in an aggregate outstanding principal amount of at least $100,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be) due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $100,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Debt; or (g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or (h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a DB1/ 84912103.8 38 petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or (i) a final judgment or judgments for the payment of money aggregating in excess of $25,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 30 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay; or (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 436 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed five percent (5%) of Consolidated Net Worth for any period of ten (10) consecutive calendar days or more, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in section 3 of ERISA. 12. REMEDIES ON DEFAULT, ETC. 12.1 Acceleration. (a) If an Event of Default with respect to the Company described in clause (g) or (h) of Section 11 (other than an Event of Default described in subclause (i) of clause (g) or described in subclause (vi) of clause (g) by virtue of the fact that such clause encompasses subclause (i) of clause (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable. (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, DB1/ 84912103.8 39 declare all the Notes then outstanding to be immediately due and payable. (c) If any Event of Default described in clause (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable. Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances. 12.2 Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. 12.3 Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders may, by written notice to the Company, rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes of any Series, at the Default Rate for such Series, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon. 12.4 No Waivers or Election of Remedies, Expenses, etc. DB1/ 84912103.8 40

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or any Note upon any holder of any Note shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements. 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES. 13.1 Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner's option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes. 13.2 Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes of such Series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of such Note for such Series as set forth in Exhibit 1.1(a), 1.1(b), 1.1(c), 1.1(d), 1.1(e) of 1.1(f), as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its DB1/ 84912103.8 41 name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2. 13.3 Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or a Qualified Institutional Buyer, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon. 14. PAYMENTS ON NOTES. 14.1 Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Wells Fargo Bank, National Association in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction. 14.2 Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser's name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date DB1/ 84912103.8 42 to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Qualified Institutional Buyer or Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2. 15. EXPENSES, ETC. 15.1 Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes). 15.2 Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement. 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof 17. AMENDMENT AND WAIVER. DB1/ 84912103.8 43

17.1 Requirements. This Agreement, the Notes and any Supplement may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof (or any similar provision in any Supplement), or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make- Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20 (or any similar provision in any Supplement). 17.2 Solicitation of Holders of Notes. (a) Solicitation. The Company will provide each Purchaser and each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser and such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each Purchaser and each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes. (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of Notes as consideration for or as an inducement to the entering into by such Purchaser or holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each Purchaser and each holder of Notes then outstanding even if such Purchaser or holder did not consent to such waiver or amendment. (c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17.2 by the holder of any Note that has transferred or has agreed to transfer such Note to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so DB1/ 84912103.8 44 effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder. 17.3 Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all Purchasers and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the any Purchaser or holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any Purchaser or holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented. 17.4 Notes held by Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding. 18. NOTICES. Except to the extent otherwise provided in Section 4.10, Section 7.4 or Section 9.7, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent: if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing, (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Timothy Skidmore, Executive Vice President and Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing. DB1/ 84912103.8 45

Notices under this Section 18 will be deemed given only when actually received. 19. REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic, electronic or digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. 20. CONFIDENTIAL INFORMATION. For the purposes of this Section 20, "Confidential Information" means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any Federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any DB1/ 84912103.8 46 nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20. In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking. 21. SUBSTITUTION OF PURCHASER. Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a "Purchaser" in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement. 22. MISCELLANEOUS. 22.1 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not. DB1/ 84912103.8 47

22.2 Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Sections 8.2 or 8.3 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make- Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Notes is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day. 22.3 Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (a) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (b) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of "Debt"), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 — Fair Value Option, International Accounting Standard 39 — Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made. Notwithstanding the foregoing, if the Company notifies the holders of Notes that, in Company's reasonable opinion, or if the Required Holders notify the Company that, in the Required Holders' reasonable opinion, as a result of a change in GAAP after the date hereof, any covenant contained in Sections 10.2, 10.3, 10.4, 10.5, 10.6 or 10.7, or any of the defined terms used therein no longer apply as intended such that such covenants are materially more or less restrictive to the Company than as at the date of this Agreement, the Company shall negotiate in good faith with the holders of Notes to make any necessary adjustments to such covenant or defined term to provide the holders of the Notes with substantially the same protection as such covenant provided prior to the relevant change in GAAP. Until the Company and the Required Holders so agree to reset, amend or establish alternative covenants or defined terms, (a) the covenants contained in Sections 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, together with the relevant defined terms, shall continue to apply and compliance therewith shall be determined on the basis of GAAP in effect at the date of this Agreement and (b) each set of financial statements delivered to holders of Notes pursuant to Section 7.1(a) or (b) during such time shall include detailed reconciliations reasonably satisfactory to the Required Holders as to the effect of such change in GAAP. 22.4 Severability. DB1/ 84912103.8 48

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction. 22.5 Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. 22.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. 22.7 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. 22.8 Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. (b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, DB1/ 84912103.8 49 action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service. (c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. (d) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith. DB1/ 84912103.8 50

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company. Very truly yours, CHS, INC. N • Timoth N. Skidmore Title: Executive Vice President and Chief Financial Officer [Signature Page to Note Purchase Agreement - CHS]

This Agreement is hereby
Accepted and agreed to as
of the date hereof.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: ______________________ SBV
Name: Peter Pricco
Title: Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.
By: Prudential Investment Management Japan Co., Ltd. (as Investment Manager)
By: Prudential Investment Management, Inc. (as Sub-Adviser)

By: ______________________ SBV
Name: Peter Pricco
Title: Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY
By: Prudential Investment Management, Inc. (as Investment Manager)

By: ______________________ SBV
Name: Peter Pricco
Title: Vice President

ZURICH AMERICAN INSURANCE COMPANY
ZURICH AMERICAN LIFE INSURANCE COMPANY
FARMERS NEW WORLD LIFE INSURANCE COMPANY
LIBERTY NATIONAL LIFE INSURANCE COMPANY
FAMILY HERITAGE LIFE INSURANCE COMPANY OF AMERICA
By: Prudential Private Placement Investors, L.P. (as Investment Advisor)
By: Prudential Private Placement Investors, Inc. (as its General Partner)

By: ______________________ SBV
Name: Peter Pricco
Title: Vice President

[Signature Page to Note Purchase Agreement - CHS]

By: Name: Title: Managing Director Elisabeth A. Perenick By: Name: Title: Elisabeth A. Perenick Managing Director By: Name: Title: Elisabeth A. Perenick Managing Director MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser C. M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser By: (A}Atail NaMe: Title: Elisabeth A. Perenick Managing Director MASSMUTUAL ASIA LIMITED By: Babson Capital Management LLC as Investment Adviser BANNER LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser [Signature Page to Note Purchase Agreement - CHS]

THE NORTHW ANNUITY SEP ERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP TE A By: Name: Title: Its Authorized Representative Iry By: Name: Pavn A. 3arras Title: Managing erector THE NORTHWESTERN UTUAL LIFE INSURANCE COMPANY By: Northwestern Mut Inves ment Company, LLC, its Investment adviser APPROVED Lary D0 [Signature Page to Note Purchase Agreement - CBS]

...-- By: Name: Dawn Bruneau Title: Vice President HARTFORD FIRE INSURANCE COMPANY HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY HARTFORD CASUALTY INSURANCE COMPANY HARTFORD LIFE INSURANCE COMPANY PACIFIC INSURANCE COMPANY, LIMITED Separate Account B, a separate account of HARTFORD LIFE INSURANCE COMPANY By: Hartford Investment Management Company Their Agent and Attorney-in-Fact [Signature Page to Note Purchase Agreement - CHS]

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN By: Hartford Investment Management Company Its Agent and Attorney-in-Fact By: Name: Dawn Bruneau Title: Vice President [Signature Page to Note Purchase Agreement - CHS]

USAA GENERAL INDEMNITY COMPANY By: Name: Neal Graves Title: Executive Director-Insurance Portfolios GARRISON PROPERTY & CASUALTY INSURANCE COMPANY By: Name: Neal Graves Title: Executive Director-Insurance Portfolios UNITED SERVICES AUTOMOBILE ASSOCIATION By: Name: Neal Graves Title: Executive Director-Insurance Portfolios USAA LIFE INSURANCE COMPANY By: Name: James 'F. Jackson, Jr. Title: EXecutive Director USAA LIFE INSURANCE COMPANY OF NEW YORK By: Name: J es F. Jackson, Jr. Title: Executive Director [Signature Page to Note Purchase Agreement - CHS)

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC. RESERVE NATIONAL INSURANCE COMPANY UNITEDHEALTHCARE INSURANCE COMPANY UNITED INSURANCE COMPANY OF AMERICA WESTERN FRATERNAL LIFE ASSOCIATION AMERICAN REPUBLIC INSURANCE COMPANY DEARBORN NATIONAL LIFE INSURANCE COMPANY MINNESOTA LIFE INSURANCE COMPANY ROYAL NEIGHBORS OF AMERICA SECURIAN LIFE INSURANCE COMPANY TRUSTMARK INSURANCE COMPANY UNITY FINANCIAL LIFE INSURANCE COMPANY CATHOLIC FINANCIAL LIFE CATHOLIC UNITED FINANCIAL POLISH NATIONAL ALLIANCE OF THE U.S. OF N.A. GREAT WESTERN INSURANCE COMPANY By: Advantus Capital Management, Inc. ?c D1' By: Name: David Land Title: Vice President. [Signature Page to Note Purchase Agreement - CHS]

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK LEXINGTON INSURANCE COMPANY UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY THE VARIABLE ANNUITY LIFE INSURANCE COMPANY AMERICAN GENERAL LIFE INSURANCE COMPANY By: AIG Asset Management (U.S.), LLC, as Investment Adviser By: Name: Title: l •,e Pre [Signature Page to Note Purchase Agreement - CHS]

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA By: Name: Barry Scheinholtz Title: Senior Director, Private Placements [Signature Page to Note Purchase Agreement - CHS]

ALLIANZ LIFE INSURA CE COMPANY OF NORTH AMERICA By: Name: B IAN F. LAN Title: ASSISTANT TREA Y RER [Signature Page to Note Purchase Agreement - CI1S]

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY By: Name: Jeffrey A. Fossell Title: Authorized Signatory EAGLE LIFE INSURANCE COMPANY is1 Iso -i1/4.-t, % \\By: , Name: Jeffrey A. Fossell Title: Authorized Signatory ItJ [Signature Page to Note Purchase Agreement - CHS]

AMERICAN UNITED LIFE INSURANCE COMPANY By: Name: avi l M. Weisenburger Title: VP, Fixed Income Securities THE STATE LIFE INSURANCE COMPANY By: Name: DavisWeisenburger Title: VP, Fixed Income Securities [Signature Page to Note Purchase Agreement - CHS]

MODERN WOODMEN OF AMERICA By: Name: Brett M. Van Title: Treasurer & Investment Manager [Signature Page to Note Purchase Agreement - CHS]

/ STATE 0 . 1 'SCONSIN INVESTMENT BOARD i /0/ edirAir Aliv — - . ter By: Name: Christopher P. Prestigiacomo Title: Portfolio Manager [Signature Page to Note Purchase Agreement - CHS]

CMFG LIFE INSURANCE COMPANY By: MEMBERS Capital Advisors, Inc. acting as Investment Advisor By: Name: Allen R. Cantrell Title: Managing Director, Investments [Signature Page to Note Purchase Agreement - CHS]

AMERICAN FAMILY LIFE INSURANCE COMPANY By: (-7L' Name: David L. Voge Title: Fixed Income Portfolio Manager [Signature Page to Note Purchase Agreement CHS]

AMERITAS LIFE INSURANCE CORP. AMERITAS LIFE INSURANCE CORP. OF NEW YORK By: Ameritas Investment Partners Inc., as Agent By: Name: Tina Udell Title: Vice President & Managing Director [Signature Page to Note Purchase Agreement - CHS]

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY By: Name! David Divin Title: Senior Portfolio Manager ........"."1... [Signature Page to Note Purchase Agreement - CHS]

ASSURITY LIFE INSURANCE COMPANY By: \i& \ L Name: Victor Weber Title: Senior Director - Investments [Signature Page to Note Purchase Agreement - CBS]

DB1/ 84912103.8 SCHEDULE A INFORMATION AS TO PURCHASERS Purchaser Name THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Name in Which to Register Note(s) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Note Registration Number(s); Principal Amount(s) RW-1; $23,850,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account Name: The Prudential - Privest Portfolio Account No.: ###### (please do not include spaces) Reference: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series W Senior Notes due January 25, 2031 12542R K@8 Security No. INV05998 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments The Prudential Insurance Company of America c/o Prudential Investment Management, Inc. Prudential Tower 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: PIM Private Accounting Processing Team Email: Pim.Private.Accounting.Processing.Team@prudential.com Address / Fax # / Email for all other notices The Prudential Insurance Company of America c/o Prudential Capital Group 60 S. 6th Street, Suite 3710 Minneapolis, Minnesota 55402-4422 Attention: Managing Director Instructions re Delivery of Note(s) Prudential Capital Group Two Prudential Plaza 180 N. Stetson Avenue Suite 5600 Chicago, IL 60601 Attention: Kim L. Maranda Telephone: (312) 540.4246 Signature Block Format THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: Name: Title: Vice President Tax Identification Number 22-1211670

Schedule A-2 DB1/ 84912103.8 Purchaser Name THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Name in Which to Register Note(s) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Note Registration Number(s); Principal Amount(s) RX-1; $12,450,000 RX-2; $20,000,000 RX-3; $10,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account Name: The Prudential - Privest Portfolio Account No.: ###### (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $12,450,000.00) Account Name: Prudential Separate Account Group Annuity Investment Account Privates (SAGA) Account No.: ###### (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $20,000,000.00) Account Name: JCPenney Private Custody Account Account No.: ###### (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $10,000,000.00) Reference: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series X Senior Notes due January 25, 2036 12542R K#6 Security No. INV05998 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments The Prudential Insurance Company of America c/o Prudential Investment Management, Inc. Prudential Tower 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: PIM Private Accounting Processing Team Email: Pim.Private.Accounting.Processing.Team@prudential.com Address / Fax # / Email for all other notices The Prudential Insurance Company of America c/o Prudential Capital Group 60 S. 6th Street, Suite 3710 Minneapolis, Minnesota 55402-4422 Attention: Managing Director

Schedule A-3 DB1/ 84912103.8 Purchaser Name THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Instructions re Delivery of Note(s) Prudential Capital Group Two Prudential Plaza 180 N. Stetson Avenue Suite 5600 Chicago, IL 60601 Attention: Kim L. Maranda Telephone: (312) 540.4246 Signature Block Format THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: Name: Title: Vice President Tax Identification Number 22-1211670

Schedule A-4 DB1/ 84912103.8 Purchaser Name THE GIBRALTAR LIFE INSURANCE CO., LTD. Name in Which to Register Note(s) THE GIBRALTAR LIFE INSURANCE CO., LTD. Note Registration Number(s); Principal Amount(s) RW-2; $25,500,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to: JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account Name: GIBPRVJAFS1 Account No.: ###### (please do not include spaces) Reference: “Accompanying Information” below All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to: JPMorgan Chase Bank New York, NY ABA No. 021-000-021 Account No. ######### Account Name: Prudential International Insurance Service Co. Reference: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series W Senior Notes due January 25, 2031 12542R K@8 Security No. INV05998 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments The Gibraltar Life Insurance Co., Ltd. 2-13-10, Nagata-cho Chiyoda-ku, Tokyo 100-8953, Japan Attention: Osamu Egi, Team Leader of Investment Administration Team E-mail: osamu.egi@gib-life.co.jp and e-mail copy to: Attention: Tetsuya Sawazaki, Manager of Investment Administration Team E-mail: tetsuya.sawazaki@gib-life.co.jp Address / Fax # / Email for all other notices Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 60 S. 6th Street, Suite 3710 Minneapolis, Minnesota 55402-4422 Attention: Managing Director

Schedule A-5 DB1/ 84912103.8 Purchaser Name THE GIBRALTAR LIFE INSURANCE CO., LTD. Instructions re Delivery of Note(s) Prudential Capital Group Two Prudential Plaza 180 N. Stetson Avenue Suite 5600 Chicago, IL 60601 Attention: Kim L. Maranda Telephone: (312) 540.4246 Signature Block Format THE GIBRALTAR LIFE INSURANCE CO., LTD. By: Prudential Investment Management Japan Co., Ltd. (as Investment Manager) By: Prudential Investment Management, Inc. (as Sub-Adviser) By: Name: Title: Vice President Tax Identification Number 98-0408643

Schedule A-6 DB1/ 84912103.8 Purchaser Name THE GIBRALTAR LIFE INSURANCE CO., LTD. Name in Which to Register Note(s) THE GIBRALTAR LIFE INSURANCE CO., LTD. Note Registration Number(s); Principal Amount(s) RX-4; $6,500,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to: JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account Name: GIBPRVHFR2 Account No.: ###### (please do not include spaces) Reference: “Accompanying Information” below All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to: JPMorgan Chase Bank New York, NY ABA No. 021-000-021 Account No. ######### Account Name: Prudential International Insurance Service Co. Reference: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series X Senior Notes due January 25, 2036 12542R K#6 Security No. INV05998 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments The Gibraltar Life Insurance Co., Ltd. 2-13-10, Nagata-cho Chiyoda-ku, Tokyo 100-8953, Japan Attention: Osamu Egi, Team Leader of Investment Administration Team E-mail: osamu.egi@gib-life.co.jp and e-mail copy to: Attention: Tetsuya Sawazaki, Manager of Investment Administration Team E-mail: tetsuya.sawazaki@gib-life.co.jp Address / Fax # / Email for all other notices Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 60 S. 6th Street, Suite 3710 Minneapolis, Minnesota 55402-4422 Attention: Managing Director

Schedule A-7 DB1/ 84912103.8 Purchaser Name THE GIBRALTAR LIFE INSURANCE CO., LTD. Instructions re Delivery of Note(s) Prudential Capital Group Two Prudential Plaza 180 N. Stetson Avenue Suite 5600 Chicago, IL 60601 Attention: Kim L. Maranda Telephone: (312) 540.4246 Signature Block Format THE GIBRALTAR LIFE INSURANCE CO., LTD. By: Prudential Investment Management Japan Co., Ltd. (as Investment Manager) By: Prudential Investment Management, Inc. (as Sub-Adviser) By: Name: Title: Vice President Tax Identification Number 98-0408643

Purchaser Name	**PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY**
Name in Which to Register Note(s)	PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY
Note Registration Number(s); Principal Amount(s)	RW-3; $13,000,000
Payment on account of Note(s) Method Account Information	 Federal Funds Wire Transfer Citibank/NYC ABA No.: 021-000-089 Account Name: Citibank N.A. NY Trust and Custody Account No.: ######### SWIFT: CITIUS33 FFC Account Name: PARCC PLAZ Trust 1 FFC Account No.: ####### Reference: "Accompanying Information" below
Accompanying Information	Name of Issuer: CHS Inc. <u>Description of Security</u>: <u>PPN</u>: Series W Senior Notes due January 25, 2031 12542R K@8 Security No. INV05998 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	Prudential Arizona Reinsurance Captive Company c/o Prudential Investment Management, Inc. Prudential Tower 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: PIM Private Accounting Processing Team Email: Pim.Private.Accounting.Processing.Team@prudential.com
Address / Fax # / Email for all other notices	Prudential Arizona Reinsurance Captive Company c/o Prudential Capital Group 60 S. 6th Street, Suite 3710 Minneapolis, Minnesota 55402-4422 Attention: Managing Director
Instructions re Delivery of Note(s)	Prudential Capital Group Two Prudential Plaza 180 N. Stetson Avenue Suite 5600 Chicago, IL 60601 Attention: Kim L. Maranda Telephone: (312) 540.4246
Signature Block Format	PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY By: Prudential Investment Management, Inc. (as Investment Manager) By: ______________________________ Name: Title: Vice President

Schedule A-8

DB1/ 84912103.8

Schedule A-9 DB1/ 84912103.8 Purchaser Name PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY Tax Identification Number 33-1095301

Schedule A-10 DB1/ 84912103.8 Purchaser Name ZURICH AMERICAN INSURANCE COMPANY Name in Which to Register Note(s) HARE & CO., LLC Note Registration Number(s); Principal Amount(s) RW-4; $11,650,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer The Bank of New York ABA No: 021000018 BNF: ###### Attn: PP P&I Department Ref: ZAIC Private Placements & “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series W Senior Notes due January 25, 2031 12542R K@8 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Zurich North America Attn: Treasury T1-19 1400 American Lane Schaumburg, IL 60196-1056 Contact: Mary Fran Callahan, Vice President-Treasurer Telephone: (847) 605-6447 Facsimile: (847) 605-7895 E-mail: mary.callahan@zurichna.com Address / Fax # / Email for all other notices Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 60 S. 6th Street, Suite 3710 Minneapolis, Minnesota 55402-4422 Attention: Managing Director Instructions re Delivery of Note(s) The Depository Trust Company 570 Washington Blvd - 5th floor Jersey City, NJ 07310 Attention: BNY Mellon/Branch Deposit Department Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number (Zurich American Insurance Co.-Private Placements; Account Number: ######). Send copy by nationwide overnight delivery service to: Prudential Investment Management, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Michael Iacono - Trade Management

Schedule A-11 DB1/ 84912103.8 Purchaser Name ZURICH AMERICAN INSURANCE COMPANY Signature Block Format ZURICH AMERICAN INSURANCE COMPANY By: Prudential Private Placement Investors, L.P. (as Investment Advisor) By: Prudential Private Placement Investors, Inc. (as its General Partner) By: Name: Title: Vice President Tax Identification Number 36-4233459

Schedule A-12 DB1/ 84912103.8 Purchaser Name ZURICH AMERICAN LIFE INSURANCE COMPANY Name in Which to Register Note(s) HARE & CO., LLC Note Registration Number(s); Principal Amount(s) RW-5; $3,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer The Bank of New York ABA No: 021000018 BNF: ###### Attn: PP P&I Department Ref: ZALICO Private Placements & “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series W Senior Notes due January 25, 2031 12542R K@8 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Zurich American Life Insurance Company Attn: Treasury T1-19 1400 American Lane Schaumburg, IL 60196-1056 Contact: Robert Burne, Vice President-Treasurer Telephone: (847) 762-7328 Facsimile: (847) 313-0807 E-mail: robert.burne@zurichna.com Address / Fax # / Email for all other notices Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 60 S. 6th Street, Suite 3710 Minneapolis, Minnesota 55402-4422 Attention: Managing Director Instructions re Delivery of Note(s) The Depository Trust Company 570 Washington Blvd - 5th floor Jersey City, NJ 07310 Attention: BNY Mellon/Branch Deposit Department Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number (ZALICO Private Placement Pru; Custody Account Number: ##########). Send copy by nationwide overnight delivery service to: Prudential Investment Management, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Michael Iacono - Trade Management

Schedule A-13 DB1/ 84912103.8 Purchaser Name ZURICH AMERICAN LIFE INSURANCE COMPANY Signature Block Format ZURICH AMERICAN LIFE INSURANCE COMPANY By: Prudential Private Placement Investors, L.P. (as Investment Advisor) By: Prudential Private Placement Investors, Inc. (as its General Partner) By: Name: Title: Vice President Tax Identification Number 36-3050975

Schedule A-14 DB1/ 84912103.8 Purchaser Name FARMERS NEW WORLD LIFE INSURANCE COMPANY Name in Which to Register Note(s) FARMERS NEW WORLD LIFE INSURANCE COMPANY Note Registration Number(s); Principal Amount(s) RX-5; $8,250,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer JPMorgan Chase Bank New York, NY ABA No.: 021000021 Account No.: ########## Account Name: SSG Private Income Processing For further credit to Account ################ Reference: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series X Senior Notes due January 25, 2036 12542R K#6 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments investment.accounting@farmersinsurance.com or Farmers Insurance Company Attention: Investment Accounting Team 4680 Wilshire Blvd., 4th Floor Los Angeles, CA 90010 and investments.operations@farmersinsurance.com or Farmers New World Life Insurance Company Attention: Investment Operations Team 3003 77th Avenue Southeast, 5th Floor Mercer Island, WA 98040-2837 Address / Fax # / Email for all other notices Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 60 S. 6th Street, Suite 3710 Minneapolis, Minnesota 55402-4422 Attention: Managing Director

Schedule A-15 DB1/ 84912103.8 Purchaser Name FARMERS NEW WORLD LIFE INSURANCE COMPANY Instructions re Delivery of Note(s) JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attention: Physical Receive Department Brian Cavanaugh Telephone: (718) 242-0264 Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number ("################") and CUSIP information. Send copy by nationwide overnight delivery service to: Prudential Investment Management, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Michael Iacono - Trade Management Signature Block Format FARMERS NEW WORLD LIFE INSURANCE COMPANY By: Prudential Private Placement Investors, L.P. (as Investment Advisor) By: Prudential Private Placement Investors, Inc. (as its General Partner) By: Name: Title: Vice President Tax Identification Number 91-0335750

Schedule A-16 DB1/ 84912103.8 Purchaser Name LIBERTY NATIONAL LIFE INSURANCE COMPANY Name in Which to Register Note(s) LIBERTY NATIONAL LIFE INSURANCE COMPANY Note Registration Number(s); Principal Amount(s) RX-6; $12,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer Bank of New York Mellon ABA: 021000018 GLA# ###### Acct. Name: Liberty National Life Ins. Co. PFG Pvt. Acct #: ########## Ref: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series X Senior Notes due January 25, 2036 12542R K#6 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Torchmark Corporation Attention: Alan Hintz 3700 S. Stonebridge Drive McKinney, TX 75070 Email: AHINTZ@torchmarkcorp.com Phone: (972) 569-3694 Fax: (972) 569-3282 Address / Fax # / Email for all other notices Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 60 S. 6th Street, Suite 3710 Minneapolis, Minnesota 55402-4422 Attention: Managing Director Instructions re Delivery of Note(s) Bank of New York Mellon 1 Wall Street, 3rd Floor, Window A New York, NY 10286 Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number (Acct. Name: Liberty National Life Ins. Co. PFG Pvt.; Acct #: ######). Send copy by nationwide overnight delivery service to: Prudential Investment Management, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Michael Iacono - Trade Management

Schedule A-17 DB1/ 84912103.8 Purchaser Name LIBERTY NATIONAL LIFE INSURANCE COMPANY Signature Block Format LIBERTY NATIONAL LIFE INSURANCE COMPANY By: Prudential Private Placement Investors, L.P. (as Investment Advisor) By: Prudential Private Placement Investors, Inc. (as its General Partner) By: Name: Title: Vice President Tax Identification Number 63-0124600

Schedule A-18 DB1/ 84912103.8 Purchaser Name FAMILY HERITAGE LIFE INSURANCE COMPANY OF AMERICA Name in Which to Register Note(s) FAMILY HERITAGE LIFE INSURANCE COMPANY OF AMERICA Note Registration Number(s); Principal Amount(s) RX-7; $3,800,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer Bank of New York Mellon ABA: 021000018 GLA# ###### Acct. Name: Family Heritage Life Ins. Co. of America PFG Pvt. Acct #: ########## Ref: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series X Senior Notes due January 25, 2036 12542R K#6 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Torchmark Corporation Attention: Alan Hintz 3700 S. Stonebridge Drive McKinney, TX 75070 Email: AHINTZ@torchmarkcorp.com Phone: (972) 569-3694 Fax: (972) 569-3282 Address / Fax # / Email for all other notices Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 60 S. 6th Street, Suite 3710 Minneapolis, Minnesota 55402-4422 Attention: Managing Director Instructions re Delivery of Note(s) Bank of New York Mellon 1 Wall Street, 3rd Floor, Window A New York, NY 10286 Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number (Acct. Name: Family Heritage Life Ins. Co. of America PFG Pvt.; Acct #: ######). Send copy by nationwide overnight delivery service to: Prudential Investment Management, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Michael Iacono - Trade Management

Schedule A-19 DB1/ 84912103.8 Purchaser Name FAMILY HERITAGE LIFE INSURANCE COMPANY OF AMERICA Signature Block Format FAMILY HERITAGE LIFE INSURANCE COMPANY OF AMERICA By: Prudential Private Placement Investors, L.P. (as Investment Advisor) By: Prudential Private Placement Investors, Inc. (as its General Partner) By: Name: Title: Vice President Tax Identification Number 34-1626521

Schedule A-20 DB1/ 84912103.8 Purchaser Name MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY Name in Which to Register Note(s) MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY Note Registration Number(s); Principal Amount(s) RS-1; $28,300,000 RT-1; $37,100,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer MassMutual Citibank New York, New York ABA # 021000089 Acct # ######## RE: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Massachusetts Mutual Life Insurance Company Treasury Operations Liquidity Management 1295 State Street Springfield, MA 01111 Attn: Janelle Tarantino With a copy to: Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115 With advice of payment to the Treasury Operations Liquidity Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

Schedule A-21 DB1/ 84912103.8 Purchaser Name MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY Address / Fax # / Email for all other notices Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189 Electronic Delivery of Financials and other information to: Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189 With notification to: privateplacements@babsoncapital.com rrichards@babsoncapital.com Instructions re Delivery of Note(s) Steve Katz, Counsel Babson Capital Management LLC 1500 Main Street, Suite 2800 Springfield, MA 01115-5189 Telephone: 413-226-1052 Facsimile: 413-226-2052 E-mail: skatz@babsoncapital.com Signature Block Format MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser By: Name: Title: Tax Identification Number 04-1590850

Schedule A-22 DB1/ 84912103.8 Purchaser Name C.M. LIFE INSURANCE COMPANY Name in Which to Register Note(s) C.M. LIFE INSURANCE COMPANY Note Registration Number(s); Principal Amount(s) RS-2; $2,300,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer JP Morgan Chase Bank New York, NY ABA # 021000021 Account Name: CM Life Insurance Company Account Number: ######### RE: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments C.M. Life Insurance Company Treasury Operations Liquidity Management 1295 State Street Springfield, MA 01111 Attn: Janelle Tarantino With a copy to: C.M. Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115 With advice of payment to the Treasury Operations Liquidity Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile). Address / Fax # / Email for all other notices C.M. Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189 Electronic Delivery of Financials and other information to: C.M. Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189 With notification to: privateplacements@babsoncapital.com rrichards@babsoncapital.com

Schedule A-23 DB1/ 84912103.8 Purchaser Name C.M. LIFE INSURANCE COMPANY Instructions re Delivery of Note(s) Steve Katz, Counsel Babson Capital Management LLC 1500 Main Street, Suite 2800 Springfield, MA 01115-5189 Telephone: 413-226-1052 Facsimile: 413-226-2052 E-mail: skatz@babsoncapital.com Signature Block Format C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser By: Name: Title: Tax Identification Number 06-1041383

Schedule A-24 DB1/ 84912103.8 Purchaser Name MASSMUTUAL ASIA LIMITED Name in Which to Register Note(s) GERLACH & CO. Note Registration Number(s); Principal Amount(s) RS-3; $6,000,000 RT-2; $1,300,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer Gerlach & Co. Citibank, N.A. ABA Number 021000089 Concentration Account ######## FFC: #################### Ref: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments MassMutual Asia Limited Treasury Operations Liquidity Management 1295 State Street Springfield, MA 01111 Attn: Janelle Tarantino With a copy to: MassMutual Asia Limited c/o Babson Capital Management LLC 1500 Main Street - Suite 2200 Springfield, MA 01115 Send Corporate Action Notification to: Citigroup Global Securities Services Attn: Corporate Action Dept 3800 Citibank Center Tampa Building B Floor 3 Tampa , FL 33610-9122 With advice of payment to the Treasury Operations Liquidity Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

Schedule A-25 DB1/ 84912103.8 Purchaser Name MASSMUTUAL ASIA LIMITED Address / Fax # / Email for all other notices MassMutual Asia Limited c/o Babson Capital Management LLC 1500 Main Street - Suite 2200 PO Box 15189 Springfield, MA 01115-5189 Electronic Delivery of Financials and other information to: MassMutual Asia Limited c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 Springfield, MA 01115-5189 With notification to: privateplacements@babsoncapital.com rrichards@babsoncapital.com Instructions re Delivery of Note(s) Citibank NA 399 Park Avenue Level B Vault New York, NY 10022 Acct. ####### With a copy to: Steve Katz, Counsel Babson Capital Management LLC 1500 Main Street, Suite 2800 Springfield, MA 01115-5189 Telephone: 413-226-1052 Facsimile: 413-226-2052 E-mail: skatz@babsoncapital.com Signature Block Format MASSMUTUAL ASIA LIMITED By: Babson Capital Management LLC as Investment Adviser By: Name: Title: Tax Identification Number N/A

Schedule A-26 DB1/ 84912103.8 Purchaser Name BANNER LIFE INSURANCE COMPANY Name in Which to Register Note(s) HARE & CO., LLC Note Registration Number(s); Principal Amount(s) RS-4; $2,400,000 RT-3; $2,600,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer The Bank of New York/Mellon New York, New York ABA # 021000018 Acct Name: Banner Life Insurance Company Acct # ######### Attention: P&I Department Reference: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Banner Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189 Address / Fax # / Email for all other notices Banner Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189 Electronic Delivery of Financials and other information to: Banner Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189 With notification to: privateplacements@babsoncapital.com rrichards@babsoncapital.com

Schedule A-27 DB1/ 84912103.8 Purchaser Name BANNER LIFE INSURANCE COMPANY Instructions re Delivery of Note(s) The Depository Trust Company 570 Washington Blvd – 5th Floor Jersey City, NJ 07310 Attn: BNY Mellon/Branch Deposit Department ######################### With a copy to: Steve Katz, Counsel Babson Capital Management LLC 1500 Main Street, Suite 2800 Springfield, MA 01115-5189 Telephone: 413-226-1052 Facsimile: 413-226-2052 E-mail: skatz@babsoncapital.com Signature Block Format BANNER LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser By: Name: Title: Tax Identification Number 52-1236145

Schedule A-28 DB1/ 84912103.8 Purchaser Name THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY Name in Which to Register Note(s) THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY Note Registration Number(s); Principal Amount(s) RT-4; $16,000,000 RU-1; $17,000,000 RV-1; $17,000,000 RX-8; $23,500,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions. E-mail: payments@northwesternmutual.com Phone: (414) 665-1679 Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series T Senior Notes due January 25, 2025 12542R J@0 Series U Senior Notes due January 25, 2027 12542R J#8 Series V Senior Notes due January 25, 2028 12542R K*0 Series X Senior Notes due January 25, 2036 12542R K#6 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Investment Operations Email: payments@northwesternmutual.com Phone: (414) 665-1679 Address / Fax # / Email for all other notices The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Securities Department Email: privateinvest@northwesternmutual.com Facsimile: (414) 665- 7124 Instructions re Delivery of Note(s) The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Anne T. Brower Signature Block Format THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY By: Northwestern Mutual Investment Management Company, LLC, its Investment adviser By: Name: Title: Managing Director Tax Identification Number 39-0509570

Schedule A-29 DB1/ 84912103.8 Purchaser Name THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT Name in Which to Register Note(s) THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT Note Registration Number(s); Principal Amount(s) RX-9; $1,500,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions. E-mail: payments@northwesternmutual.com Phone: (414) 665-1679 Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series X Senior Notes due January 25, 2036 12542R K#6 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Investment Operations E-mail: payments@northwesternmutual.com Phone: (414) 665-1679 Address / Fax # / Email for all other notices The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Securities Department E-mail: privateinvest@northwesternmutual.com Facsimile: (414) 665-7124 Instructions re Delivery of Note(s) The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Anne T. Brower Signature Block Format THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT By: Name: Title: Its Authorized Representative Tax Identification Number 39-0509570

Purchaser Name	**HARTFORD FIRE INSURANCE COMPANY**
Name in Which to Register Note(s)	HARTFORD FIRE INSURANCE COMPANY
Note Registration Number(s); Principal Amount(s)	RS-5; $5,000,000 RS-6; $5,000,000
Payment on account of Note(s) Method Account Information	 Federal Funds Wire Transfer JP Morgan Chase 4 New York Plaza New York New York 10004 Bank ABA No. 021000021 Chase NYC/Cust A/C # ########## for F/C/T - **##########** Attn: Bond Interest /Principal - **CHS Inc.** Ref: "Accompanying Information" below
Accompanying Information	Name of Issuer: CHS Inc. <u>Description of Security</u>: <u>PPN</u>: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	Hartford Investment Management Company c/o Investment Operations **Regular Mailing Address**: P.O. Box 1744 Hartford, CT 06144-1744 **Overnight Mailing Address**: One Hartford Plaza - NP-A Hartford, Connecticut 06155 Telefacsimile: (860)297-8875/8876
Address / Fax # / Email for all other notices	Hartford Investment Management Company c/o Investment Department-Private Placements **E-mail Address**: ken.day@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses: **Regular Mailing Address**: P.O. Box 1744 Hartford, CT 06144-1744 **Overnight Mailing Address**: One Hartford Plaza, NP5-B Hartford, Connecticut 06155 Telefacsimile: (860)297-8884

Schedule A-30

DB1/ 84912103.8

Schedule A-31 DB1/ 84912103.8 Purchaser Name HARTFORD FIRE INSURANCE COMPANY Instructions re Delivery of Note(s) JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, New York 11245-0001 Attention: Physical Receive Department (Use Willoughby Street Entrance) Custody Account Number: ######### (must appear on outside of envelope) Signature Block Format HARTFORD FIRE INSURANCE COMPANY By: Hartford Investment Management Company Its Agent and Attorney-in-Fact By: Name: Title: Tax Identification Number 06-0383750

Purchaser Name	**HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY**
Name in Which to Register Note(s)	HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
Note Registration Number(s); Principal Amount(s)	RS-7; $5,000,000 RS-8; $5,000,000 RS-9; $3,000,000
Payment on account of Note(s) Method Account Information	 Federal Funds Wire Transfer JP Morgan Chase 4 New York Plaza New York New York 10004 Bank ABA No. 021000021 Chase NYC/Cust A/C # ########### for F/C/T - **#########** Attn: Bond Interest /Principal - **CHS Inc.** Ref: "Accompanying Information" below
Accompanying Information	Name of Issuer: CHS Inc. <u>Description of Security</u>: <u>PPN</u>: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	Hartford Investment Management Company c/o Investment Operations **Regular Mailing Address**: P.O. Box 1744 Hartford, CT 06144-1744 **Overnight Mailing Address**: One Hartford Plaza - NP-A Hartford, Connecticut 06155 Telefacsimile: (860)297-8875/8876
Address / Fax # / Email for all other notices	Hartford Investment Management Company c/o Investment Department-Private Placements **E-mail Address**: ken.day@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses: **Regular Mailing Address**: P.O. Box 1744 Hartford, CT 06144-1744 **Overnight Mailing Address**: One Hartford Plaza, NP5-B Hartford, Connecticut 06155 Telefacsimile: (860)297-8884

Schedule A-32

DB1/ 84912103.8

Schedule A-33 DB1/ 84912103.8 Purchaser Name HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY Instructions re Delivery of Note(s) JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, New York 11245-0001 Attention: Physical Receive Department (Use Willoughby Street Entrance) Custody Account Number: ######### (must appear on outside of envelope) Signature Block Format HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY By: Hartford Investment Management Company Its Agent and Attorney-in-Fact By: Name: Title: Tax Identification Number 06-0838648

Purchaser Name	**HARTFORD CASUALTY INSURANCE COMPANY**
Name in Which to Register Note(s)	HARTFORD CASUALTY INSURANCE COMPANY
Note Registration Number(s); Principal Amount(s)	RS-10; $5,000,000 RS-11; $5,000,000 RS-12; $3,500,000
Payment on account of Note(s) Method Account Information	 Federal Funds Wire Transfer JP Morgan Chase 4 New York Plaza New York New York 10004 Bank ABA No. 021000021 Chase NYC/Cust A/C # ########## for F/C/T - **#########** Attn: Bond Interest /Principal - **CHS Inc.** Ref: "Accompanying Information" below
Accompanying Information	Name of Issuer: CHS Inc. <u>Description of Security</u>: <u>PPN</u>: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	Hartford Investment Management Company c/o Investment Operations **Regular Mailing Address**: P.O. Box 1744 Hartford, CT 06144-1744 **Overnight Mailing Address**: One Hartford Plaza - NP-A Hartford, Connecticut 06155 Telefacsimile: (860)297-8875/8876
Address / Fax # / Email for all other notices	Hartford Investment Management Company c/o Investment Department-Private Placements **E-mail Address**: ken.day@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses: **Regular Mailing Address**: P.O. Box 1744 Hartford, CT 06144-1744 **Overnight Mailing Address**: One Hartford Plaza, NP5-B Hartford, Connecticut 06155 Telefacsimile: (860)297-8884

Schedule A-34

DB1/ 84912103.8

Schedule A-35 DB1/ 84912103.8 Purchaser Name HARTFORD CASUALTY INSURANCE COMPANY Instructions re Delivery of Note(s) JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, New York 11245-0001 Attention: Physical Receive Department (Use Willoughby Street Entrance) Custody Account Number: ######### (must appear on outside of envelope) Signature Block Format HARTFORD CASUALTY INSURANCE COMPANY By: Hartford Investment Management Company Its Agent and Attorney-in-Fact By: Name: Title: Tax Identification Number 06-0294398

Purchaser Name	**HARTFORD LIFE INSURANCE COMPANY**
Name in Which to Register Note(s)	HARTFORD LIFE INSURANCE COMPANY
Note Registration Number(s); Principal Amount(s)	RS-13; $5,000,000 RS-14; $1,500,000
Payment on account of Note(s) Method Account Information	 Federal Funds Wire Transfer JP Morgan Chase 4 New York Plaza New York New York 10004 Bank ABA No. 021000021 Chase NYC/Cust A/C # ########## for F/C/T - **#########** Attn: Bond Interest /Principal - **CHS Inc.** Ref: "Accompanying Information" below
Accompanying Information	Name of Issuer: CHS Inc. <u>Description of Security</u>: <u>PPN</u>: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	Hartford Investment Management Company c/o Investment Operations **Regular Mailing Address**: P.O. Box 1744 Hartford, CT 06144-1744 **Overnight Mailing Address**: One Hartford Plaza - NP-A Hartford, Connecticut 06155 Telefacsimile: (860)297-8875/8876
Address / Fax # / Email for all other notices	Hartford Investment Management Company c/o Investment Department-Private Placements **E-mail Address**: ken.day@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses: **Regular Mailing Address**: P.O. Box 1744 Hartford, CT 06144-1744 **Overnight Mailing Address**: One Hartford Plaza, NP5-B Hartford, Connecticut 06155 Telefacsimile: (860)297-8884

Schedule A-36

DB1/ 84912103.8

Schedule A-37 DB1/ 84912103.8 Purchaser Name HARTFORD LIFE INSURANCE COMPANY Instructions re Delivery of Note(s) JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, New York 11245-0001 Attention: Physical Receive Department (Use Willoughby Street Entrance) Custody Account Number: ######### (must appear on outside of envelope) Signature Block Format HARTFORD LIFE INSURANCE COMPANY By: Hartford Investment Management Company Its Agent and Attorney-in-Fact By: Name: Title: Tax Identification Number 06-0974148

Schedule A-38 DB1/ 84912103.8 Purchaser Name PACIFIC INSURANCE COMPANY, LIMITED Name in Which to Register Note(s) PACIFIC INSURANCE COMPANY, LIMITED Note Registration Number(s); Principal Amount(s) RS-15; $5,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer JP Morgan Chase 4 New York Plaza New York New York 10004 Bank ABA No. 021000021 Chase NYC/Cust A/C # ########## for F/C/T - ######### Attn: Bond Interest /Principal - CHS Inc. Ref: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Hartford Investment Management Company c/o Investment Operations Regular Mailing Address: P.O. Box 1744 Hartford, CT 06144-1744 Overnight Mailing Address: One Hartford Plaza - NP-A Hartford, Connecticut 06155 Telefacsimile: (860)297-8875/8876 Address / Fax # / Email for all other notices Hartford Investment Management Company c/o Investment Department-Private Placements E-mail Address: ken.day@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses: Regular Mailing Address: P.O. Box 1744 Hartford, CT 06144-1744 Overnight Mailing Address: One Hartford Plaza, NP5-B Hartford, Connecticut 06155 Telefacsimile: (860)297-8884

Schedule A-39 DB1/ 84912103.8 Purchaser Name PACIFIC INSURANCE COMPANY, LIMITED Instructions re Delivery of Note(s) JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 1st Floor, Window 5 Brooklyn, New York 11245-0001 Attention: Physical Receive Department (Use Willoughby Street Entrance) Custody Account Number: ######### (must appear on outside of envelope) Signature Block Format PACIFIC INSURANCE COMPANY, LIMITED By: Hartford Investment Management Company Its Agent and Attorney-in-Fact By: Name: Title: Tax Identification Number 06-1401918

Schedule A-40 DB1/ 84912103.8 Purchaser Name FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN Name in Which to Register Note(s) FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN Note Registration Number(s); Principal Amount(s) RW-6; $5,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer Bank: Comerica Bank/Trust Operations AC: ########## BNF: Farm Bureau Life Insurance Company of Michigan AC: ########## Bank Routing Number: 111000753 DTC Number: 2108 Institutional I.D.: 48156 Agent Bank I.D.: 19143 Attn: Bond Interest /Principal - CHS Inc Ref: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series W Senior Notes due January 25, 2031 12542R K@8 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Farm Bureau Life Insurance Company of Michigan 7373 West Saginaw Highway Lansing, MI 48917 Attention: Travis M. Lower Telephone No.:(517) 679-4713 Facsimile No.:(517) 323-6554 E-mail Address: tlower@fbinsmi.com Address / Fax # / Email for all other notices Hartford Investment Management Company c/o Investment Department-Private Placements E-mail Address: ken.day@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses: Regular Mailing Address: P.O. Box 1744 Hartford, CT 06144-1744 Overnight Mailing Address: One Hartford Plaza, NP5-B Hartford, Connecticut 06155 Telefacsimile: (860)297-8884 Instructions re Delivery of Note(s) Comerica Bank 411 W. Lafayette Detroit, MI 48226 Mail Code 3531 Attn: Trust Asset Control

Schedule A-41 DB1/ 84912103.8 Purchaser Name FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN Signature Block Format FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN By: Hartford Investment Management Company Its Agent and Attorney-in-Fact By: Name: Title: Tax Identification Number 38-6056370

Schedule A-42 DB1/ 84912103.8 Purchaser Name SEPARATE ACCOUNT B, A SEPARATE ACCOUNT OF HARTFORD LIFE INSURANCE COMPANY Name in Which to Register Note(s) SEPARATE ACCOUNT B, A SEPARATE ACCOUNT OF HARTFORD LIFE INSURANCE COMPANY Note Registration Number(s); Principal Amount(s) RS-16; $2,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer JP Morgan Chase 4 New York Plaza New York New York 10004 Bank ABA No. 021000021 Chase NYC/Cust A/C # ########## for F/C/T - ######### Attn: Bond Interest /Principal - CHS Inc Ref: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Hartford Investment Management Company c/o Investment Operations Regular Mailing Address: P.O. Box 1744 Hartford, CT 06144-1744 Overnight Mailing Address: One Hartford Plaza - NP-A Hartford, Connecticut 06155 Telefacsimile: (860)297-8875/8876 Address / Fax # / Email for all other notices Hartford Investment Management Company c/o Investment Department-Private Placements E-mail Address: ken.day@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the following addresses: Regular Mailing Address: P.O. Box 1744 Hartford, CT 06144-1744 Overnight Mailing Address: One Hartford Plaza, NP5-B Hartford, Connecticut 06155 Telefacsimile: (860)297-8884

Schedule A-43 DB1/ 84912103.8 Purchaser Name SEPARATE ACCOUNT B, A SEPARATE ACCOUNT OF HARTFORD LIFE INSURANCE COMPANY Instructions re Delivery of Note(s) JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, New York 11245-0001 Attention: Physical Receive Department (Use Willoughby Street Entrance) Custody Account Number: ######### (must appear on outside of envelope) Signature Block Format Separate Account B, a separate account of HARTFORD LIFE INSURANCE COMPANY By: Hartford Investment Management Company Its Agent and Attorney-in-Fact By: Name: Title: Tax Identification Number 06-0974148

Purchaser Name	**USAA GENERAL INDEMNITY COMPANY**
Name in Which to Register Note(s)	ELL & CO.
Note Registration Number(s); Principal Amount(s)	RS-17; $5,000,000
Payment on account of Note(s) Method Account Information	 Federal Funds Wire Transfer Northern Chgo/Trust ABA#071000152 Credit Wire Account # ########## ########## Reference "Accompanying Information" below
Accompanying Information	Name of Issuer: CHS Inc. <u>Description of Security:</u> <u>PPN:</u> Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	Ell & Co c/o Northern Trust Company PO Box 92395 Chicago, IL 60675-92395 Attn: Income Collections Please include the cusip and shares/par for the dividend/interest payment
Address / Fax # / Email for all other notices	Donna Baggerly VP Insurance Portfolios 9800 Fredericksburg Road San Antonio, TX 78288 (210) 498-5195 Email: privates@usaa.com
Instructions re Delivery of Note(s)	Depository Trust & Clearing Corporation Newport Office Center 570 Washington Blvd., 5th Floor Jersey City, NJ 07310 Attn: Tanya Stackhouse-Bowen or Robert Mendez Reference: Northern Trust Account # ########## 212-855-2484
Signature Block Format	USAA GENERAL INDEMNITY COMPANY By: ______________________________ Name: Title:
Tax Identification Number	74-1718283

Schedule A-44

DB1/ 84912103.8

Schedule A-45 DB1/ 84912103.8 Purchaser Name GARRISON PROPERTY & CASUALTY INSURANCE COMPANY Name in Which to Register Note(s) ELL & CO. Note Registration Number(s); Principal Amount(s) RS-18; $5,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer Northern Chgo/Trust ABA#071000152 Credit Wire Account # ########## ########## Reference “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Ell & Co c/o Northern Trust Company PO Box 92395 Chicago, IL 60675-92395 Attn: Income Collections Please include the cusip and shares/par for the dividend/interest payment Address / Fax # / Email for all other notices Donna Baggerly VP Insurance Portfolios 9800 Fredericksburg Road San Antonio, TX 78288 (210) 498-5195 Email: privates@usaa.com Instructions re Delivery of Note(s) Depository Trust & Clearing Corporation Newport Office Center 570 Washington Blvd., 5th Floor Jersey City, NJ 07310 Attn: Tanya Stackhouse-Bowen or Robert Mendez Reference: Northern Trust Account # ########## 212-855-2484 Signature Block Format GARRISON PROPERTY & CASUALTY INSURANCE COMPANY By: Name: Title: Tax Identification Number 43-1803614

Schedule A-46 DB1/ 84912103.8 Purchaser Name UNITED SERVICES AUTOMOBILE ASSOCIATION Name in Which to Register Note(s) ELL & CO. Note Registration Number(s); Principal Amount(s) RT-5; $15,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer Northern Chgo/Trust ABA#071000152 Credit Wire Account # ########## ########### Reference “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Ell & Co c/o Northern Trust Company PO Box 92395 Chicago, IL 60675-92395 Attn: Income Collections Please include the cusip and shares/par for the dividend/interest payment Address / Fax # / Email for all other notices Donna Baggerly VP Insurance Portfolios 9800 Fredericksburg Road San Antonio, TX 78288 (210) 498-5195 Email: privates@usaa.com Instructions re Delivery of Note(s) Depository Trust & Clearing Corporation Newport Office Center 570 Washington Blvd., 5th Floor Jersey City, NJ 07310 Attn: Tanya Stackhouse-Bowen or Robert Mendez Reference: Northern Trust Account # ########### 212-855-2484 Signature Block Format UNITED SERVICES AUTOMOBILE ASSOCIATION By: Name: Title: Tax Identification Number 74-0959140

Purchaser Name	**USAA LIFE INSURANCE COMPANY**
Name in Which to Register Note(s)	ELL & CO.
Note Registration Number(s); Principal Amount(s)	RT-6; $10,000,000 RV-2; $19,000,000
Payment on account of Note(s) Method Account Information	 Federal Funds Wire Transfer Northern Chgo/Trust ABA#071000152 Credit Wire Account # ########## ################### Reference "Accompanying Information" below
Accompanying Information	Name of Issuer: CHS Inc. <u>Description of Security</u>: <u>PPN</u>: Series T Senior Notes due January 25, 2025 12542R J@0 Series V Senior Notes due January 25, 2028 12542R K*0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	Ell & Co c/o Northern Trust Company PO Box 92395 Chicago, IL 60675-92395 Attn: Income Collections Please include the cusip and shares/par for the dividend/interest payment
Address / Fax # / Email for all other notices	John Spear VP Insurance Portfolios 9800 Fredericksburg Road San Antonio, TX 78288 (210) 498-8661 Email: privates@usaa.com
Instructions re Delivery of Note(s)	Depository Trust & Clearing Corporation Newport Office Center 570 Washington Blvd., 5th Floor Jersey City, NJ 07310 Attn: Tanya Stackhouse-Bowen or Robert Mendez Reference: Northern Trust Account # ################### 212-855-2484
Signature Block Format	USAA LIFE INSURANCE COMPANY By: ____________________________ Name: Title:
Tax Identification Number	74-1472662

Schedule A-47

DB1/ 84912103.8

Purchaser Name	**USAA LIFE INSURANCE COMPANY OF NEW YORK**
Name in Which to Register Note(s)	ELL & CO.
Note Registration Number(s); Principal Amount(s)	RV-3; $1,000,000
Payment on account of Note(s) Method Account Information	 Federal Funds Wire Transfer Northern Chgo/Trust ABA#071000152 Credit Wire Account # ########## ##################### Reference "Accompanying Information" below
Accompanying Information	Name of Issuer: CHS Inc. <u>Description of Security</u>: <u>PPN</u>: Series V Senior Notes due January 25, 2028 12542R K*0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	Ell & Co c/o Northern Trust Company PO Box 92395 Chicago, IL 60675-92395 Attn: Income Collections Please include the cusip and shares/par for the dividend/interest payment
Address / Fax # / Email for all other notices	John Spear VP Insurance Portfolios 9800 Fredericksburg Road San Antonio, TX 78288 (210) 498-8661 Email: privates@usaa.com
Instructions re Delivery of Note(s)	Depository Trust & Clearing Corporation Newport Office Center 570 Washington Blvd., 5th Floor Jersey City, NJ 07310 Attn: Tanya Stackhouse-Bowen or Robert Mendez Reference: Northern Trust Account # ##################### 212-855-2484
Signature Block Format	USAA LIFE INSURANCE COMPANY OF NEW YORK By: ______________________________ Name: Title:
Tax Identification Number	16-1530706

Schedule A-48

DB1/ 84912103.8

Schedule A-49 DB1/ 84912103.8 Purchaser Name BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC. Name in Which to Register Note(s) MAC & CO., LLC Note Registration Number(s); Principal Amount(s) RS-19; $1,000,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Blue Cross and Blue Shield of Florida, Inc. c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Blue Cross and Blue Shield of Florida, Inc. c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC. By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 59-2015694

Schedule A-50 DB1/ 84912103.8 Purchaser Name RESERVE NATIONAL INSURANCE COMPANY Name in Which to Register Note(s) HARE & CO., LLC Note Registration Number(s); Principal Amount(s) RS-20; $1,000,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Reserve National Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Reserve National Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format RESERVE NATIONAL INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 73-0661453

Schedule A-51 DB1/ 84912103.8 Purchaser Name UNITEDHEALTHCARE INSURANCE COMPANY Name in Which to Register Note(s) ELL & CO. Note Registration Number(s); Principal Amount(s) RS-21; $2,000,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: UnitedHealthcare Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: UnitedHealthcare Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format UNITEDHEALTHCARE INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 36-2739571

Schedule A-52 DB1/ 84912103.8 Purchaser Name UNITED INSURANCE COMPANY OF AMERICA Name in Which to Register Note(s) HARE & CO., LLC Note Registration Number(s); Principal Amount(s) RS-22; $4,000,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: United Insurance Company of America c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: United Insurance Company of America c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format UNITED INSURANCE COMPANY OF AMERICA By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 36-1896670

Schedule A-53 DB1/ 84912103.8 Purchaser Name WESTERN FRATERNAL LIFE ASSOCIATION Name in Which to Register Note(s) HUBB & CO. Note Registration Number(s); Principal Amount(s) RS-23; $1,000,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Western Fraternal Life Association c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Western Fraternal Life Association c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format WESTERN FRATERNAL LIFE ASSOCIATION By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 42-0594470

Schedule A-54 DB1/ 84912103.8 Purchaser Name AMERICAN REPUBLIC INSURANCE COMPANY Name in Which to Register Note(s) WELLS FARGO BANK N.A. FBO AMERICAN REPUBLIC INSURANCE COMPANY Note Registration Number(s); Principal Amount(s) RS-24; $1,000,000 RT-7; $1,100,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: American Republic Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: American Republic Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format AMERICAN REPUBLIC INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 42-0113630

Schedule A-55 DB1/ 84912103.8 Purchaser Name DEARBORN NATIONAL LIFE INSURANCE COMPANY Name in Which to Register Note(s) ELL & CO. Note Registration Number(s); Principal Amount(s) RT-8; $2,500,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Dearborn National Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Dearborn National Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format DEARBORN NATIONAL LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 36-2598882

Schedule A-56 DB1/ 84912103.8 Purchaser Name DEARBORN NATIONAL LIFE INSURANCE COMPANY Name in Which to Register Note(s) ELL & CO. Note Registration Number(s); Principal Amount(s) RT-9; $2,500,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Dearborn National Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Dearborn National Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format DEARBORN NATIONAL LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 36-2598882

Schedule A-57 DB1/ 84912103.8 Purchaser Name MINNESOTA LIFE INSURANCE COMPANY Name in Which to Register Note(s) MINNESOTA LIFE INSURANCE COMPANY Note Registration Number(s); Principal Amount(s) RT-10; $18,500,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Minnesota Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Minnesota Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format MINNESOTA LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 41-0417830

Schedule A-58 DB1/ 84912103.8 Purchaser Name ROYAL NEIGHBORS OF AMERICA Name in Which to Register Note(s) ELL & CO. Note Registration Number(s); Principal Amount(s) RT-11; $1,000,000 RX-10; $2,000,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series T Senior Notes due January 25, 2025 12542R J@0 Series X Senior Notes due January 25, 2036 12542R K#6 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Royal Neighbors of America c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Royal Neighbors of America c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format ROYAL NEIGHBORS OF AMERICA By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 36-1711198

Schedule A-59 DB1/ 84912103.8 Purchaser Name SECURIAN LIFE INSURANCE COMPANY Name in Which to Register Note(s) SECURIAN LIFE INSURANCE COMPANY Note Registration Number(s); Principal Amount(s) RT-12; $1,500,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Securian Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Securian Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format SECURIAN LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 41-1412669

Schedule A-60 DB1/ 84912103.8 Purchaser Name TRUSTMARK INSURANCE COMPANY Name in Which to Register Note(s) ELL & CO. Note Registration Number(s); Principal Amount(s) RT-13; $2,000,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Trustmark Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Trustmark Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format TRUSTMARK INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 36-0792925

Schedule A-61 DB1/ 84912103.8 Purchaser Name UNITY FINANCIAL LIFE INSURANCE COMPANY Name in Which to Register Note(s) LINK & CO Note Registration Number(s); Principal Amount(s) RT-14; $900,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Unity Financial Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Unity Financial Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format UNITY FINANCIAL LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 23-1640528

Schedule A-62 DB1/ 84912103.8 Purchaser Name CATHOLIC FINANCIAL LIFE Name in Which to Register Note(s) US BANK FBO CATHOLIC FINANCIAL LIFE Note Registration Number(s); Principal Amount(s) RU-2; $2,000,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series U Senior Notes due January 25, 2027 12542R J#8 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Catholic Financial Life c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Catholic Financial Life c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format CATHOLIC FINANCIAL LIFE By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 39-0201015

Schedule A-63 DB1/ 84912103.8 Purchaser Name CATHOLIC UNITED FINANCIAL Name in Which to Register Note(s) WELLS FARGO BANK N.A. FBO CATHOLIC UNITED FINANCIAL Note Registration Number(s); Principal Amount(s) RW-7; $500,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series W Senior Notes due January 25, 2031 12542R K@8 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Catholic United Financial c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Catholic United Financial c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format CATHOLIC UNITED FINANCIAL By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 41-0182070

Schedule A-64 DB1/ 84912103.8 Purchaser Name POLISH NATIONAL ALLIANCE OF THE U.S. OF N.A. Name in Which to Register Note(s) HARE & CO., LLC Note Registration Number(s); Principal Amount(s) RW-8; $ 500,000 RX-11; $1,500,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series W Senior Notes due January 25, 2031 12542R K@8 Series X Senior Notes due January 25, 2036 12542R K#6 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Polish National Alliance of the U.S. of N.A. c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Polish National Alliance of the U.S. of N.A. c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format POLISH NATIONAL ALLIANCE OF THE U.S. OF N.A. By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 36-1635410

Schedule A-65 DB1/ 84912103.8 Purchaser Name GREAT WESTERN INSURANCE COMPANY Name in Which to Register Note(s) WELLS FARGO BANK N.A. FBO GREAT WESTERN INSURANCE COMPANY Note Registration Number(s); Principal Amount(s) RX-12; $3,500,000 Payment on account of Note(s) Method Account Information To be provided to the Company prior to closing Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series X Senior Notes due January 25, 2036 12542R K#6 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Great Western Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Address / Fax # / Email for all other notices All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address: Great Western Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Instructions re Delivery of Note(s) Instructions to be provided to Morgan Lewis prior to closing Signature Block Format GREAT WESTERN INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name: Title: Tax Identification Number 87-0395954

Schedule A-66 DB1/ 84912103.8 Purchaser Name THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK Name in Which to Register Note(s) OCEANWHALE & CO. Note Registration Number(s); Principal Amount(s) RS-25; $3,100,000 RT-15; $3,100,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer State Street Bank & Trust Company ABA # 011-000-028 Account Name: THE UNITED STATES LIFE INS. CO. PHYSICAL; Fund Number PA77 Account Number: ######## Reference: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments The United States Life Insurance Company in the City of New York (PA77) c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements Portfolio Operations Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com Duplicate payment notices (only) to: The United States Life Insurance Co. in the City of New York (PA77) c/o State Street Bank Corporation, Insurance Services Fax: (816) 871-5539 Address / Fax # / Email for all other notices The United States Life Insurance Company in the City of New York (PA77) c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements Portfolio Operations Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com Compliance reporting information (financial docs, officer’s certificates, etc.) to: AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements Compliance Email: complianceprivateplacements@aig.com

Schedule A-67 DB1/ 84912103.8 Purchaser Name THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK Instructions re Delivery of Note(s) DTCC 570 Washington Blvd. Jersey City, NJ 07310 Attn: NY Window – 5th Floor Contact: Robert Mendez; Phone: (617) 985-2074 SSB Participant Number: 0997 SSB Account Name: THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF N. Y. SSB Account Number: #### Signature Block Format THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK By: AIG Asset Management (U.S.), LLC, as Investment Adviser By: Name: Title: Tax Identification Number 13-5459480

Schedule A-68 DB1/ 84912103.8 Purchaser Name LEXINGTON INSURANCE COMPANY Name in Which to Register Note(s) HARE & CO., LLC Note Registration Number(s); Principal Amount(s) RS-26; $1,800,000 RT-16; $1,800,000 RV-4; $3,590,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer The Bank of New York Mellon ABA # 021-000-018 Account Name: BNYM Income Account Number: ######### For Further Credit to: LEXINGTON INSURANCE CO.; Account No: ###### Reference: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Series T Senior Notes due January 25, 2025 12542R J@0 Series V Senior Notes due January 25, 2028 12542R K*0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Lexington Insurance Company (554916) c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements Portfolio Operations Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com Duplicate payment notices (only) to: Lexington Insurance Company (554916) c/o The Bank of New York Mellon Attn: P & I Department Fax: (718) 315-3076 Address / Fax # / Email for all other notices Lexington Insurance Company (554916) c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements Portfolio Operations Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com Compliance reporting information (financial docs, officer’s certificates, etc.) to: AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements Compliance Email: complianceprivateplacements@aig.com

Schedule A-69 DB1/ 84912103.8 Purchaser Name LEXINGTON INSURANCE COMPANY Instructions re Delivery of Note(s) DTCC 570 Washington Blvd. Jersey City, NJ 07310 Attn: BNY Mellon / Branch Deposit Department – 5th Floor Contact: Andre Granville; Phone: (315) 414-3068 BNYM Participant Number: 901 BNYM Account Name: LEXINGTON INSURANCE COMPANY BNYM Account Number: ###### Signature Block Format LEXINGTON INSURANCE COMPANY By: AIG Asset Management (U.S.), LLC, as Investment Adviser By: Name: Title: Tax Identification Number 25-1149494

Schedule A-70 DB1/ 84912103.8 Purchaser Name UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY Name in Which to Register Note(s) HARE & CO., LLC Note Registration Number(s); Principal Amount(s) RS-27; $100,000 RT-17; $100,000 RV-5; $190,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer The Bank of New York Mellon ABA # 021-000-018 Account Name: BNYM Income Account Number: ######### For Further Credit to: U. S. Bank N.A.; Account No. ###### Reference: United Guaranty Residential Ins. Co. & “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Series T Senior Notes due January 25, 2025 12542R J@0 Series V Senior Notes due January 25, 2028 12542R K*0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments United Guaranty Residential Insurance Company (1028783566) c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements Portfolio Operations Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com Duplicate payment notices (only) to: United Guaranty Residential Insurance Company (1028783566) c/o U.S. Bank N.A. Fax: Lisa Nadel (202) 261-0810 Address / Fax # / Email for all other notices United Guaranty Residential Insurance Company (1028783566) c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements Portfolio Operations Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com Compliance reporting information (financial docs, officer’s certificates, etc.) to: AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements Compliance Email: complianceprivateplacements@aig.com

Schedule A-71 DB1/ 84912103.8 Purchaser Name UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY Instructions re Delivery of Note(s) DTCC 570 Washington Blvd. Jersey City, NJ 07310 Attn: BNY Mellon / Branch Deposit Department – 5th Floor Contact: Lisa Nadel; Phone: (202) 261-0805 BNYM Participant Number: 901 BNYM Account Name: U.S. Bank N.A. BNYM Account Number: ###### Signature Block Format UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY By: AIG Asset Management (U.S.), LLC, as Investment Adviser By: Name: Title: Tax Identification Number 42-0885398

Purchaser Name	**THE VARIABLE ANNUITY LIFE INSURANCE COMPANY**
Name in Which to Register Note(s)	HARE & CO., LLC
Note Registration Number(s); Principal Amount(s)	RV-6; $6,220,000
Payment on account of Note(s) Method Account Information	 Federal Funds Wire Transfer The Bank of New York Mellon ABA # 021-000-018 Account Name: BNYM Income Account Number: ########## For Further Credit to: VARIABLE ANNUITY LIFE INSURANCE CO.; Account No. ####### Reference: "Accompanying Information" below
Accompanying Information	Name of Issuer: CHS Inc. <u>Description of Security</u>: <u>PPN</u>: Series V Senior Notes due January 25, 2028 12542R K*0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	The Variable Annuity Life Insurance Company (260735) c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements Portfolio Operations Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com **Duplicate payment notices (only) to:** The Variable Annuity Life Insurance Company (260735) c/o The Bank of New York Mellon Attn: P & I Department Fax: (718) 315-3076
Address / Fax # / Email for all other notices	The Variable Annuity Life Insurance Company (260735) c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements Portfolio Operations Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com **Compliance reporting information (financial docs, officer's certificates, etc.) to:** AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements Compliance Email: complianceprivateplacements@aig.com

Schedule A-72

DB1/ 84912103.8

Schedule A-73 DB1/ 84912103.8 Purchaser Name THE VARIABLE ANNUITY LIFE INSURANCE COMPANY Instructions re Delivery of Note(s) DTCC 570 Washington Blvd. Jersey City, NJ 07310 Attn: BNY Mellon / Branch Deposit Department – 5th Floor Contact: Andre Granville; Phone: (315) 414-3068 BNYM Participant Number: 901 BNYM Account Name: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY BNYM Account Number: ###### Signature Block Format THE VARIABLE ANNUITY LIFE INSURANCE COMPANY By: AIG Asset Management (U.S.), LLC, as Investment Adviser By: Name: Title: Tax Identification Number 74-1625348

Purchaser Name	**AMERICAN GENERAL LIFE INSURANCE COMPANY**
Name in Which to Register Note(s)	AGL-DEL
Note Registration Number(s); Principal Amount(s)	RW-9; $10,000,000 RX-13; $20,000,000
Payment on account of Note(s) Method Account Information	 Federal Funds Wire Transfer State Street Bank & Trust Company ABA # 011-000-028 Account Name: AMERICAN GENERAL LIFE INS. CO. PHYSICAL; Fund Number PA40 Account Number: ######## Reference: "Accompanying Information" below
Accompanying Information	Name of Issuer: CHS Inc. <u>Description of Security</u>: <u>PPN</u>: Series W Senior Notes due January 25, 2031 12542R K@8 Series X Senior Notes due January 25, 2036 12542R K#6 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	American General Life Insurance Company (PA40) c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements Portfolio Administration Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com **Duplicate payment notices (only) to:** American General Life Insurance Company (PA40) c/o State Street Bank Corporation, Insurance Services Fax: (816) 871-5539
Address / Fax # / Email for all other notices	American General Life Insurance Company (PA40) c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements Portfolio Administration Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com **Compliance reporting information (financial docs, officer's certificates, etc.) to:** AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements Compliance Email: complianceprivateplacements@aig.com

Schedule A-74

DB1/ 84912103.8

Schedule A-75 DB1/ 84912103.8 Purchaser Name AMERICAN GENERAL LIFE INSURANCE COMPANY Instructions re Delivery of Note(s) DTCC 570 Washington Blvd. Jersey City, NJ 07310 Attn: NY Window – 5th Floor Contact: Robert Mendez; Phone: (617) 985-2074 SSB Participant Number: 0997 SSB Account Name: AMERICAN GENERAL LIFE INSURANCE COMPANY SSB Account Number: #### Signature Block Format AMERICAN GENERAL LIFE INSURANCE COMPANY By: AIG Asset Management (U.S.), LLC, as Investment Adviser By: Name: Title: Tax Identification Number 25-0598210

Schedule A-76 DB1/ 84912103.8 Purchaser Name THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA Name in Which to Register Note(s) THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA Note Registration Number(s); Principal Amount(s) RS-28; $6,000,000 RT-18; $8,000,000 RU-3; $7,000,000 RV-7; $7,000,000 RW-10; $7,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer JP Morgan Chase FED ABA #021000021 Chase/NYC/CTR/BNF A/C ########## Reference A/C #######, Guardian Life, & “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Series T Senior Notes due January 25, 2025 12542R J@0 Series U Senior Notes due January 25, 2027 12542R J#8 Series V Senior Notes due January 25, 2028 12542R K*0 Series W Senior Notes due January 25, 2031 12542R K@8 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616 Attn: Barry Scheinholtz Investment Department 9-A FAX # (212) 919-2658 Email address: bscheinholtz@glic.com Address / Fax # / Email for all other notices The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616 Attn: Barry Scheinholtz Investment Department 9-A FAX # (212) 919-2658 Email address: bscheinholtz@glic.com Instructions re Delivery of Note(s) JP Morgan Chase Bank, N.A. 4 Chase Metrotech Center – 3rd Floor Brooklyn, NY 11245-0001 Reference A/C #######, Guardian Life Signature Block Format THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA By: Name: Title: Tax Identification Number 13-5123390

Schedule A-77 DB1/ 84912103.8 Purchaser Name ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA Name in Which to Register Note(s) MAC & CO., LLC Note Registration Number(s); Principal Amount(s) RU-4; $25,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer MAC & CO., LLC The Bank of New York Mellon ABA #: 011001234 SWIFT Code: BSDTUS33 BNY Mellon Account No.: ########### DDA ########## Cost Center 1253 Re: “Accompanying Information” below For Credit to Portfolio Account: AZL Special Investments AZAF6700422 Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series U Senior Notes due January 25, 2027 12542R J#8 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Allianz Life Insurance Company of North America c/o Allianz Investment Management Attn: Private Placements 55 Greens Farms Road Westport, Connecticut 06880 Phone: 203-293-1900 Email: PPT@allianzlife.com With a copy to: Kathy Muhl Supervisor – Income Group The Bank of New York Mellon Three Mellon Center – Room 153-1818 Pittsburgh, Pennsylvania 15259 Phone: 412-234-5192 Email: kathy.muhl@bnymellon.com Address / Fax # / Email for all other notices Allianz Life Insurance Company of North America c/o Allianz Investment Management Attn: Private Placements 55 Greens Farms Road Westport, Connecticut 06880 Phone: 203-293-1900 Email: ppt@allianzlife.com

Schedule A-78 DB1/ 84912103.8 Purchaser Name ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA Instructions re Delivery of Note(s) The Depository Trust Company 570 Washington Blvd - 5th floor Jersey City, NJ 07310 Attn: BNY Mellon/Branch Deposit Department For Credit to: Allianz Life Insurance Company of North America, AZL Special Investments ########### Signature Block Format ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA By: Name: Title: Tax Identification Number 41-1366075

Schedule A-79 DB1/ 84912103.8 Purchaser Name AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY Name in Which to Register Note(s) CHIMEFISH & CO Note Registration Number(s); Principal Amount(s) RV-8; $22,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer State Street Bank & Trust Company ABA # 011000028 Account # ############################ REFERENCE: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series V Senior Notes due January 25, 2028 12542R K*0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments American Equity Investment Life Insurance Co. Attn: Asset Administration 6000 Westown Parkway West Des Moines, IA 50266 515-221-0329 fax Address / Fax # / Email for all other notices American Equity Investment Life Insurance Co. Attn: Asset Administration 6000 Westown Parkway West Des Moines, IA 50266 515-221-0329 fax Instructions re Delivery of Note(s) DTCC Newport Office Center 570 Washington Blvd Jersey City, NJ 07310 5th Floor/NY Window/Robert Mendez FBO State Street Bank & Trust for account #### CUSIP/PPN: 12542R K*0 Security Description: CHS Inc. Series V Senior Notes due January 25, 2028 Signature Block Format AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY By: Name: Jeffrey A. Fossell Title: Authorized Signatory Tax Identification Number 65-1186810

Schedule A-80 DB1/ 84912103.8 Purchaser Name EAGLE LIFE INSURANCE COMPANY Name in Which to Register Note(s) CHIMEFISH & CO Note Registration Number(s); Principal Amount(s) RS-29; $1,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer State Street Bank & Trust Company ABA # 011000028 Account # ############################ REFERENCE: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Eagle Life Insurance Company Attn: Asset Administration 6000 Westown Parkway West Des Moines, IA 50266 515-221-0329 fax Address / Fax # / Email for all other notices Eagle Life Insurance Company Attn: Asset Administration 6000 Westown Parkway West Des Moines, IA 50266 515-221-0329 fax Instructions re Delivery of Note(s) DTCC Newport Office Center 570 Washington Blvd Jersey City, NJ 07310 5th Floor/NY Window/Robert Mendez FBO State Street Bank & Trust for account #### CUSIP/PPN: 12542R J*2 Security Description: CHS Inc. Series S Senior Notes due January 25, 2023 Signature Block Format EAGLE LIFE INSURANCE COMPANY By: Name: Jeffrey A. Fossell Title: Authorized Signatory Tax Identification Number 65-1186810

Schedule A-81 DB1/ 84912103.8 Purchaser Name AMERICAN UNITED LIFE INSURANCE COMPANY Name in Which to Register Note(s) AMERICAN UNITED LIFE INSURANCE COMPANY Note Registration Number(s); Principal Amount(s) RS-30; $ 3,000,000 RV-9; $10,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer AMERICAN UNITED LIFE INSURANCE COMPANY Bank of New York ABA #: 021000018 Credit Account: ######### Account Name: American United Life Insurance Company Account #: ###### Re: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Series V Senior Notes due January 25, 2028 12542R K*0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments American United Life Insurance Company Attn: Mike Bullock, Securities Department One American Square, Suite 305W Post Office Box 368 Indianapolis, IN 46206 mike.bullock@oneamerica.com Address / Fax # / Email for all other notices American United Life Insurance Company Attn: Mike Bullock, Securities Department One American Square, Suite 305W Post Office Box 368 Indianapolis, IN 46206 mike.bullock@oneamerica.com Instructions re Delivery of Note(s) The Depository Trust Company Attn: BNY Mellon/Branch Deposit Dept. Acct # ###### American United Life Ins. Co. 570 Washington Blvd. – 5th Floor Jersey City, NJ 07310 Signature Block Format AMERICAN UNITED LIFE INSURANCE COMPANY By: Name: David M. Weisenburger Title: VP, Fixed Income Securities Tax Identification Number 35-0145825

Purchaser Name	**THE STATE LIFE INSURANCE COMPANY**
Name in Which to Register Note(s)	THE STATE LIFE INSURANCE COMPANY
Note Registration Number(s); Principal Amount(s)	RS-31; $7,000,000
Payment on account of Note(s) Method Account Information	 Federal Funds Wire Transfer THE STATE LIFE INSURANCE COMPANY Bank of New York ABA #: 021000018 Credit Account: ######### Account Name: The State Life Insurance Company Account #: ###### Re: "Accompanying Information" below
Accompanying Information	Name of Issuer: CHS Inc. <u>Description of Security</u>: <u>PPN</u>: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	American United Life Insurance Company Attn: Mike Bullock, Securities Department One American Square, Suite 305W Post Office Box 368 Indianapolis, IN 46206 mike.bullock@oneamerica.com
Address / Fax # / Email for all other notices	American United Life Insurance Company Attn: Mike Bullock, Securities Department One American Square, Suite 305W Post Office Box 368 Indianapolis, IN 46206 mike.bullock@oneamerica.com
Instructions re Delivery of Note(s)	The Depository Trust Company Attn: BNY Mellon/Branch Deposit Dept. Acct # ###### State Life, c/o AUL 570 Washington Blvd. – 5th Floor Jersey City, NJ 07310
Signature Block Format	THE STATE LIFE INSURANCE COMPANY By: American United Life Insurance Company Its: Agent By: ______________________________ Name: David M. Weisenburger Title: VP, Fixed Income Securities
Tax Identification Number	35-0684263

Schedule A-82

DB1/ 84912103.8

Purchaser Name	MODERN WOODMEN OF AMERICA
Name in Which to Register Note(s)	MODERN WOODMEN OF AMERICA
Note Registration Number(s); Principal Amount(s)	RS-32; $7,000,000 RT-19; $8,000,000
Payment on account of Note(s) Method Account Information	 Federal Funds Wire Transfer The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675 ABA No. 071-000-152 Account Name: Modern Woodmen of America Account No. ##### Reference "Accompanying Information" below
Accompanying Information	Name of Issuer: CHS Inc. <u>Description of Security</u>: <u>PPN</u>: Series S Senior Notes due January 25, 2023 12542R J*2 Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	Modern Woodmen of America Attn: Investment Accounting Department 1701 First Avenue Rock Island, IL 61201 Fax: (309) 793-5688
Address / Fax # / Email for all other notices	Modern Woodmen of America Attn: Investment Department 1701 First Avenue Rock Island, IL 61201 investments@modern-woodmen.org Fax: (309) 793-5574
Instructions re Delivery of Note(s)	Modern Woodmen of America 1701 1st Ave Rock Island, IL 61201 Attn: Douglas A. Pannier
Signature Block Format	MODERN WOODMEN OF AMERICA By: ________________________________ Name: Title:
Tax Identification Number	36-1493430

Schedule A-83

DB1/ 84912103.8

Purchaser Name	**STATE OF WISCONSIN INVESTMENT BOARD**
Name in Which to Register Note(s)	STATE OF WISCONSIN INVESTMENT BOARD
Note Registration Number(s); Principal Amount(s)	RT-20; $5,000,000 RU-5; $5,000,000 RV-10; $5,000,000
Payment on account of Note(s) Method Account Information	 Federal Funds Wire Transfer Federal Reserve Bank of Boston ABA # 011-00-1234 For the account of the State of Wisconsin Investment Board DDA# ########### Attn: Cost Center 1195 For: ########### Ref: "Accompanying Information" below
Accompanying Information	Name of Issuer: CHS Inc. <u>Description of Security</u>: <u>PPN</u>: Series T Senior Notes due January 25, 2025 12542R J@0 Series U Senior Notes due January 25, 2027 12542R J#8 Series V Senior Notes due January 25, 2028 12542R K*0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	Ms. Mai Thor Accounting Specialist State of Wisconsin Investment Board 121 East Wilson Street P. O. Box 7842 Madison, Wisconsin 53707-7842 Phone: (608) 267-3742 Fax: (608) 266-2436 With a message identifying the security by name and CUSIP number and application of the funds.
Address / Fax # / Email for all other notices	State of Wisconsin Investment Board 121 East Wilson Street P. O. Box 7842 Madison, Wisconsin 53707-7842 Attention: Portfolio Manager, Private Markets Group-Wisconsin Private Debt Portfolio <u>Street Address</u> State of Wisconsin Investment Board 121 East Wilson Street Madison, Wisconsin 53703 Attention: Portfolio Manager, Private Markets Group–Wisconsin Private Debt Portfolio

Schedule A-84

DB1/ 84912103.8

Schedule A-85 DB1/ 84912103.8 Purchaser Name STATE OF WISCONSIN INVESTMENT BOARD Instructions re Delivery of Note(s) Ms. Mai Thor Accounting Specialist State of Wisconsin Investment Board 121 East Wilson Street Madison, Wisconsin 53707-7842 Signature Block Format STATE OF WISCONSIN INVESTMENT BOARD By: Name: Christopher P. Prestigiacomo Title: Portfolio Manager Tax Identification Number 39-6006423

Schedule A-86 DB1/ 84912103.8 Purchaser Name CMFG LIFE INSURANCE COMPANY Name in Which to Register Note(s) TURNKEYS + CO Note Registration Number(s); Principal Amount(s) RT-21; $7,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer ABA: 011000028 Bank: State Street Bank Account Name: CMFG Life Insurance Company DDA #: ######## REFERENCE FUND: ZT1E Nominee Name: TURKEYS & CO CMFG Life Insurance Company TAX ID#: 39-0230590 TURNKEYS + CO TAX ID#: 03-0400481 Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments EMAIL: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM Address / Fax # / Email for all other notices EMAIL: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM EMAIL: RALPH.GUNDRUM@CUNAMUTUAL.COM Instructions re Delivery of Note(s) DTCC Newport Office Center 570 Washington Blvd Jersey City, NJ 07310 5th floor / NY Window / Robert Mendez FBO: State Street Bank & Trust for ZT1E Signature Block Format CMFG LIFE INSURANCE COMPANY By: MEMBERS Capital Advisors, Inc. acting as Investment Advisor By: Name: Allen R. Cantrell Title: Managing Director, Investments Tax Identification Number 39-0230590

Schedule A-87 DB1/ 84912103.8 Purchaser Name CMFG LIFE INSURANCE COMPANY Name in Which to Register Note(s) TURNKEYS + CO Note Registration Number(s); Principal Amount(s) RT-22; $3,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer ABA: 011000028 Bank: State Street Bank Account Name: CMFG Life Members Zone DDA #: ######## REFERENCE FUND: ZTAV Nominee Name: TURKEYS & CO CMFG Life Insurance Company TAX ID#: 39-0230590 TURNKEYS + CO TAX ID#: 03-0400481 Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments EMAIL: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM Address / Fax # / Email for all other notices EMAIL: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM EMAIL: RALPH.GUNDRUM@CUNAMUTUAL.COM Instructions re Delivery of Note(s) DTCC Newport Office Center 570 Washington Blvd Jersey City, NJ 07310 5th floor / NY Window / Robert Mendez FBO: State Street Bank & Trust for ZTAV Signature Block Format CMFG LIFE INSURANCE COMPANY By: MEMBERS Capital Advisors, Inc. acting as Investment Advisor By: Name: Allen R. Cantrell Title: Managing Director, Investments Tax Identification Number 39-0230590

Purchaser Name	**AMERICAN FAMILY LIFE INSURANCE COMPANY**
Name in Which to Register Note(s)	BAND & CO.
Note Registration Number(s); Principal Amount(s)	RS-33; $5,250,000
Payment on account of Note(s) Method Account Information	 Federal Funds Wire Transfer US Bank, N.A. Trust Services 60 Livingston Ave, St Paul, MN 55107-2292 ABA # 091000022 Beneficiary Account ############## FFC to American Family Trust Account ############## for AFLIC-Traditional Cash & Privates Reference "Accompanying Information" below
Accompanying Information	Name of Issuer: CHS Inc. <u>Description of Security</u>: <u>PPN</u>: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	American Family Life Insurance Company 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements dvoge@amfam.com
Address / Fax # / Email for all other notices	American Family Life Insurance Company 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements dvoge@amfam.com Notices Regarding Audit Confirmations: American Family Life Insurance Company 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Private Placements dvoge@amfam.com

Schedule A-88

DB1/ 84912103.8

Schedule A-89 DB1/ 84912103.8 Purchaser Name AMERICAN FAMILY LIFE INSURANCE COMPANY Instructions re Delivery of Note(s) US Bank Milwaukee, N.A. Attn: Julie Wiza (MK-WI-T15C) Trust Officer, Account Manager 777 E. Wisconsin Ave. Milwaukee, WI 53202 with a copy to: American Family Life Insurance Company 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements dvoge@amfam.com Signature Block Format AMERICAN FAMILY LIFE INSURANCE COMPANY By: Name: David L. Voge Title: Fixed Income Portfolio Manager Tax Identification Number 39-6039160

Schedule A-90 DB1/ 84912103.8 Purchaser Name AMERICAN FAMILY LIFE INSURANCE COMPANY Name in Which to Register Note(s) BAND & CO. Note Registration Number(s); Principal Amount(s) RS-34; $1,750,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer US Bank, N.A. Trust Services 60 Livingston Ave., St. Paul, MN 55107-2292 ABA #091000022 Beneficial Account ############# FFC to American Family Trust Account ############# for AFLIC-UL Cash and Privates Reference “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments American Family Life Insurance Company 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements dvoge@amfam.com Address / Fax # / Email for all other notices American Family Life Insurance Company 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements dvoge@amfam.com Notices Regarding Audit Confirmations: American Family Life Insurance Company 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Private Placements dvoge@amfam.com

Schedule A-91 DB1/ 84912103.8 Purchaser Name AMERICAN FAMILY LIFE INSURANCE COMPANY Instructions re Delivery of Note(s) US Bank Milwaukee, N.A. Attn: Julie Wiza (MK-WI-T15C) Trust Officer, Account Manager 777 E. Wisconsin Ave. Milwaukee, WI 53202 with a copy to: American Family Life Insurance Company 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements dvoge@amfam.com Signature Block Format AMERICAN FAMILY LIFE INSURANCE COMPANY By: Name: David L. Voge Title: Fixed Income Portfolio Manager Tax Identification Number 39-6039160

Schedule A-92 DB1/ 84912103.8 Purchaser Name AMERITAS LIFE INSURANCE CORP. Name in Which to Register Note(s) CUDD & CO. FOR THE BENEFIT OF AMERITAS LIFE INSURANCE CORP. Note Registration Number(s); Principal Amount(s) RS-35; $2,000,000 RT-23; $1,000,000 RU-6; $2,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer JPMorgan Chase Bank ABA #021-000-021 DDA Clearing Account: ########## Further Credit - ###### Reference “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Series T Senior Notes due January 25, 2025 12542R J@0 Series U Senior Notes due January 25, 2027 12542R J#8 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Ameritas Life Insurance Corp. 1876 Waycross Rd Cincinnati, OH 45240 ATTN: Patty Dearing Fax #: (513) 595-2926 Address / Fax # / Email for all other notices Ameritas Life Insurance Corp. Ameritas Investment Partners, Inc. ATTN: Private Placements 390 North Cotner Blvd. Lincoln, NE 68505 Contacts: Joe Mick Tel: 402-467-7471 Fax: 402-467-6980 Email: Joe.Mick@Ameritas.com Instructions re Delivery of Note(s) JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 ATTN: Physical Receive Department REF: Account ###### REF: Ameritas Life Insurance Corp. Signature Block Format AMERITAS LIFE INSURANCE CORP. By: Ameritas Investment Partners Inc., as Agent By: Name: Tina Udell Title: Vice President & Managing Director Tax Identification Number 13-6022143

Purchaser Name	**AMERITAS LIFE INSURANCE CORP. OF NEW YORK**
Name in Which to Register Note(s)	CUDD & CO. FOR THE BENEFIT OF AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Note Registration Number(s); Principal Amount(s)	RT-24; $1,000,000
Payment on account of Note(s) Method Account Information	 Federal Funds Wire Transfer JPMorgan Chase Bank ABA #021-000-021 DDA Clearing Account: ########## Further Credit - ###### Reference "Accompanying Information" below
Accompanying Information	Name of Issuer: CHS Inc. <u>Description of Security</u>: <u>PPN</u>: Series T Senior Notes due January 25, 2025 12542R J@0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	Ameritas Life Insurance Corp. 1876 Waycross Rd Cincinnati, OH 45240 ATTN: Patty Dearing Fax #: (513) 595-2926
Address / Fax # / Email for all other notices	Ameritas Life Insurance Corp. of New York Ameritas Investment Partners, Inc. ATTN: Private Placements 390 North Cotner Blvd. Lincoln, NE 68505 Contacts: Joe Mick Tel: 402-467-7471 Fax: 402-467-6980 Email: Joe.Mick@Ameritas.com
Instructions re Delivery of Note(s)	JPMorgan Chase Bank 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 ATTN: Physical Receive Department REF: Account ###### REF: Ameritas Life Insurance Corp. of New York
Signature Block Format	AMERITAS LIFE INSURANCE CORP. OF NEW YORK By: Ameritas Investment Partners Inc., as Agent By: ________________________________ Name: Tina Udell Title: Vice President & Managing Director
Tax Identification Number	13-6022143

Schedule A-93

DB1/ 84912103.8

Schedule A-94 DB1/ 84912103.8 Purchaser Name SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY Name in Which to Register Note(s) SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY Note Registration Number(s); Principal Amount(s) RS-36; $5,000,000 Payment on account of Note(s) Method Account Information Federal Funds Wire Transfer State Street Bank and Trust Company Boston, MA 02101 ABA No.: 011 000 028 Acct. Name: SFB LIFE INS CO Acct. No.: ######## Reference: EQ83 & “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series S Senior Notes due January 25, 2023 12542R J*2 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Attn: Securities Management Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213 PrivatePlacements@sfbli.com Address / Fax # / Email for all other notices Attn: Securities Management Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213 PrivatePlacements@sfbli.com or by overnight mail to: Attn: Securities Management Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213 Instructions re Delivery of Note(s) Attn: Kathy Shawver Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213 kshawver@sfbli.com Signature Block Format SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY By: Name: David Divine Title: Senior Portfolio Manager Tax Identification Number 64-0283583

Schedule A-95 DB1/ 84912103.8 Purchaser Name ASSURITY LIFE INSURANCE COMPANY Name in Which to Register Note(s) ASSURITY LIFE INSURANCE COMPANY Note Registration Number(s); Principal Amount(s) RV-11; $4,000,000 Payment on account of Note(s) Method Account Information Federal Wire Transfer US BANK NATIONAL ASSOCIATION 13th & M Streets Lincoln, NE 68508 ABA No.: 104000029 Account of: Assurity Life Insurance Company General Fund Account ############# Ref: “Accompanying Information” below Accompanying Information Name of Issuer: CHS Inc. Description of Security: PPN: Series V Senior Notes due January 25, 2028 12542R K*0 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. Address / Fax # / Email for notices related to payments Assurity Life Insurance Company 2000 Q Street Lincoln, NE 68503 Attn: Investment Division Fax: 402-458-2170 Phone 402-437-3682 Address / Fax # / Email for all other notices Assurity Life Insurance Company 2000 Q Street P.O. Box 82533 Lincoln, NE 68501-2533 Attn: Victor Weber Phone: 402-437-3682 Fax: 402-458-2170 Email: vweber@assurity.com Instructions re Delivery of Note(s) Assurity Life Insurance Company 2000 Q Street Lincoln, NE 68503 Attn: Victor Weber Signature Block Format ASSURITY LIFE INSURANCE COMPANY By: Name: Victor Weber Title: Senior Director - Investments Tax Identification Number 38-1843471

SCHEDULE B DEFINED TERMS As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term: "Additional Notes" is defined in Section 1.2. "Additional Provision" is defined in Section 9.7(a). "Adjusted Consolidated Funded Debt" means Consolidated Funded Debt, plus the net present value of all rentals payable under operating leases of the Company and its Subsidiaries as discounted by a rate of 10% per annum. "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Interests, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company. "Agreement, this" is defined in Section 17.3. "Anti-Corruption Laws" is defined in Section 5.17(d)(1). "Anti-Money Laundering Laws" is defined in Section 5.17(c). "Applicable Rate" means, with respect to (a) any Series S Note, (i) 4.64% per annum during any fiscal quarter following a fiscal period during which the Company delivered financial statements under Section 7.1 reflecting a Leverage Ratio for the immediately preceding fiscal period greater than 3.0 to 1.0 and (ii) 4.39% per annum at all other times, (b) any Series T Note, (i) 4.83% per annum during any fiscal quarter following a fiscal period during which the Company delivered financial statements under Section 7.1 reflecting a Leverage Ratio for the immediately preceding fiscal period greater than 3.0 to 1.0 and (ii) 4.58% per annum at all other times and (c) any Series U Note, (i) 4.94% per annum during any fiscal quarter following a fiscal period during which the Company delivered financial statements under Section 7.1 reflecting a Leverage Ratio for the immediately preceding fiscal period greater than 3.0 to 1.0 and (ii) 4.69% per annum at all other times, (d) any Series V Note, (i) 4.99% per annum during any fiscal quarter following a fiscal period during which the Company delivered financial statements under Section 7.1 reflecting a Leverage Ratio for the immediately preceding fiscal period greater than 3.0 to 1.0 and (ii) 4.74% per annum at all other times, (e) any Series W Note, (i) 5.14% per annum during any fiscal quarter DB1/ 84912103.8 following a fiscal period during which the Company delivered financial statements under Section 7.1 reflecting a Leverage Ratio for the immediately preceding fiscal period greater than 3.0 to 1.0 and (ii) 4.89% per annum at all other times and (f) any Series X Note, (i) 5.65% per annum during any fiscal quarter following a fiscal period during which the Company delivered financial statements under Section 7.1 reflecting a Leverage Ratio for the immediately preceding fiscal period greater than 3.0 to 1.0 and (ii) 5.40% per annum at all other times, provided, with respect to clauses (a), (b), (c), (d), (e) and (1) above, if the Company fails to deliver the financial statements as required by Section 7.1 for any fiscal period it will be deemed to have a Leverage Ratio greater than 3.0 to 1.0 for such fiscal period. "Blocked Person" is defined in Section 5.17(a). "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed. "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP. "Capitalized Lease Obligation" means with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease (net of interest expenses) which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person. "CFC" means a Person that is a controlled foreign corporation under Section 957 of the Code. "Change in Control" means any Person or Persons acting in concert, together with the Affiliates thereof, directly or indirectly controlling or owning (beneficially or otherwise) in the aggregate more than 50% of the aggregate voting power of the issued and outstanding Voting Interests of the Company. "CHS Capital" means collectively, CHS Capital, LLC, and each of its Subsidiaries. "CHS Capital Debt" means, on any date of determination, Debt owing by CHS Capital in connection with the sale or financing of CHS Capital Loan Assets, and in respect of which neither the Company nor any of its other Subsidiaries has any obligation (including, without limitation, any indemnification obligation) or liability. "CHS Capital Loan Assets" means loan assets owned and loan commitments made by CHS Capital or a Wholly-Owned Subsidiary in the ordinary course of business. "CISADA" is defined in Section 5.17(a). "Closing" is defined in Section 3. "CoBank" means Co-Bank, ACB, a United States Agricultural Credit Bank. Schedule B-2 DB1/ 84912103.8

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time. "Company" is defined in the introductory paragraph hereof. "Confidential Information" is defined in Section 20. "Consolidated Cash Flow" means for any period the sum of (a) earnings before income taxes of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, plus (b) the amounts that have been deducted in the determination of such earnings before income taxes for such period for (i) interest expense for such period, (ii) depreciation for such period, (iii) amortization for such period and (iv) extraordinary non-cash losses for such period, minus (c) the amounts that have been included in the determination of such earnings before income taxes for such period for (i) one-time gains, (ii) extraordinary income, (iii) non-cash patronage income, and (iv) non-cash equity earnings in joint ventures. "Consolidated Funded Debt" means as of any date of determination, the total of all Funded Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP. "Consolidated Net Worth" means as of any date, total equity of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP. "Consolidated Total Assets" means at any time, the total assets of the Company and its Subsidiaries that would be shown on a consolidated balance sheet of the Company and its Subsidiaries at such time prepared in accordance with GAAP. "Controlled Entity" means (a) any of the Subsidiaries of the Company and any of their or the Company's respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. "Debt" means with respect to any Person (a) all obligations of such Person for borrowed money (including all obligations for borrowed money secured by any Lien with respect to any property owned by such Person whether or not such Person has assumed or otherwise become liable for such obligations), (b) all obligations of such Person for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to such property), Schedule B-3 DBI/ 84912103.8

(c) all Capitalized Lease Obligations of such Person, (d) the aggregate amount of CHS Capital Loan Assets subject to a sale or financing arrangement, and (e) all Guaranties of such Person with respect to liabilities of the type described in clause (a), (b), (c) or (d) of any other Person, provided that (i) Debt of a Subsidiary of the Company shall exclude such obligations and Guaranties of such Subsidiary if owed or guaranteed by such Subsidiary to the Company or a Wholly-Owned Subsidiary of the Company, (ii) Debt of the Company shall exclude such obligations and Guaranties if owed or guaranteed by the Company to a Wholly-Owned Subsidiary of the Company and (iii) Debt of the Company shall exclude any unfunded obligations which may exist now and in the future in the Company's pension plans. "Debt Prepayment Application" is defined in Section 10.7(c). "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default. "Default Rate" means that rate of interest that is the greater of (a) 2% per annum above the Applicable Rate with respect to such Note or (b) 2% over the rate of interest publicly announced by The Bank of New York in New York, New York as its "base" or "prime" rate. "Designated Portion" is defined in Section 10.7(b). "Disclosure Documents" is defined in Section 5.3. "Disposition Value" is defined in Section 10.7(c). "Distribution" means, in respect of any corporation, association or other business entity: (a) dividends or other distributions or payments on capital stock or other equity interests of such corporation, association or other business entity (except distributions in such stock or other equity interest); and (b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously, from the net proceeds of a sale of such stock or other equity interests. "EDGAR" means the SEC's Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes. "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the Schedule B-4 DB1/ 84912103.8 environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect. "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code. "Event of Default" is defined in Section 11. "Exchange Act" means the Securities Exchange Act of 1934, as amended. "Excluded Transfers" is defined in Section 10.7(a). "Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell, respectively). "Financial Covenant" means any covenant as well as any defined term used within any such covenant that requires the Company or any of its Subsidiaries to achieve, maintain, or not exceed, a stated level of financial condition or performance and includes, without limitation, any requirement that the Company or any of its Subsidiaries: (a) maintain a specified level of net worth, shareholders' equity, total assets, cash flow or net income; (b) maintain any relationship of any component of its capital structure to any other component thereof (including, without limitation, the relationship of indebtedness, senior indebtedness or subordinated indebtedness to total capitalization or to net worth); Or (c) maintain any measure of its ability to service its indebtedness (including, without limitation, exceeding any specified ratio of revenues, cash flow or net income to indebtedness, interest expense, rental expense, capital expenditures and/or scheduled payments of indebtedness). For the avoidance of doubt, the covenants set forth in Sections 10.3 and 10.4 of this Agreement and any "Minimum Consolidated Net Worth" covenant set forth in a Material Credit Facility constitute Financial Covenants. "Form 10-Q" is defined in Section 7.1(a). "Form 10-K" is defined in Section 7.1(b). "Funded Debt" means with respect to any Person, all Debt which would, in accordance with GAAP, be required to be classified as a long term liability on the books of such Person, and Schedule B-5 DB1/ 84912103.8 shall include, without limitation (a) any Debt which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, more than one year from the date of creation thereof, (b) any Debt outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) which would, in accordance with GAAP, be required to be classified as a long term liability of such Person, (c) any Capitalized Lease Obligation of such Person and all obligations to reimburse letter of credit banks or any other Person in respect thereof or any letter of credit issuer or other credit provider (or related risk-participating lender) with respect to all letters of credit which support long-term debt with expiration dates in excess of one-year from the date of issuance thereof, and (d) any Guaranty of such Person with respect to Funded Debt of another Person. For the avoidance of doubt, (w) any borrowings under a revolving credit or similar agreement where such borrowings are not used for working capital purposes would be classified as Funded Debt, (x) borrowings under a revolving credit or similar agreement where such borrowings are outstanding for less than one year and which are used for working capital purposes would not be classified as Funded Debt, (y) borrowings used for working capital purposes outstanding for one year or longer would be classified as Funded Debt and (z) current maturities of long-term debt would be classified as Funded Debt.. "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America. "Governmental Authority" means (a) the government of (i) the United States of America or any State or other political subdivision thereof, or (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government. "Governmental Official" means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity. "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such Debt or obligation or any property constituting security Schedule B-6 DB1/ 84912103.8 therefor; (b) to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation; (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or (d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof. In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor. "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls). "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, the "holder" shall also include the beneficial owner of such Note. "Hostile Tender Offer" means, with respect to the use of proceeds of any Note, any offer to purchase, or any purchase of, shares of capital stock of any corporation or equity interests in any other entity, or securities convertible into or representing the beneficial ownership of, or rights to acquire, any such shares or equity interests, if such shares, equity interests, securities or rights are of a class which is publicly traded on any securities exchange or in any over-the- counter market, other than purchases of such shares, equity interests, securities or rights representing less than 5% of the equity interests or beneficial ownership of such corporation or other entity for portfolio investment purposes, and such offer or purchase has not been duly approved by the board of directors of such corporation or the equivalent governing body of such other entity prior to the date of the closing. "Incorporated Provision" is defined in Section 1.2(e). "INHAM Exemption" is defined in Section 6.2(e). "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension Schedule B-7 DB1/ 84912103.8 plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form. "Leverage Ratio" is defined in Section 10.3. "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements). "Make-Whole Amount" is defined in Section 8.7. "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole. "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes. "Material Credit Facility" means, as to the Company and its Subsidiaries, (a) (i) that certain Note Purchase Agreement, dated as of October 18, 2002, by and among the Company and the holders of the notes issued thereunder, (ii) that certain Note Purchase and Private Shelf Agreement, dated as of April 13, 2004, by and among the Company, the holders of the notes issued thereunder and certain other parties, (iii) that certain Note Purchase Agreement, dated as of October 4, 2007, by and among the Company and the holders of the notes issued thereunder, (iv) that certain Note Purchase Agreement, dated as of June 9, 2011, by and among the Company and the holders of the notes issued thereunder, (v) that certain 2015 Amended and Restated Credit Agreement (5-Year Revolving Loan), dated as of September 4, 2015, by and among the Company, CoBank, ACB, Wells Fargo Bank, N.A. and the syndication parties thereto, (vi) that certain Credit Agreement (10 Year Term Loan), dated as of December 12, 2007, by and among the Company, CoBank, ACB and the syndication parties thereto, (vii) that certain Pre-Export Credit Agreement, dated as of September 24, 2013, by and between CHS Agronegocio Industria e Comericio Ltda., the Company, Credit Agricole Corporate and Investment Bank and the syndication parties thereto, (viii) those certain Credit Agreements between CHS Agronegocio Industria e Comericio Ltda. and Itau Unibanco Holding S.A. or its affiliates, (ix) that certain Uncommitted Line of Credit Agreement, dated as of March 7, 2013, by and between CHS Europe S.a r.l. and Sovereign Bank, N.A., (x) that certain Facility Letter, dated February 21, 2013, by and among CHS Singapore Trading Company Pte. Ltd., the Company and Australia and New Zealand Banking Group Limited, (xi) that certain 2015 Credit Agreement (10-Year Term Loan), dated as of September 4, 2015, by and among the Company, CoBank, ACB and the syndication parties thereto, and (xii) that certain (A) Credit Agreement, dated as of July 13, 2015, by and among TEMCO, LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Schedule B-8 DB1/ 84912103.8

administrative agent and the lenders party thereto and (B) Guaranty, dated as of July 13, 2015, by the Company to and for the benefit of The Bank of Tokyo-Mitsubishi UFJ, Ltd., including, in each case under clauses (i) through (xii) above, any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof in each case to the extent such financings create or evidence indebtedness for borrowed money in a principal amount outstanding or available for borrowing (whether or not committed and whether or not in a series of agreements) equal to or greater than $100,000,000 (or the equivalent of such amount in the relevant currency of payment); and (b) any other agreement or series of agreements creating or evidencing indebtedness for borrowed money entered into on or after the date of Closing by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support, in a principal amount outstanding or available for borrowing (whether or not committed) equal to or greater than $100,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); provided, however that to the extent all Debt incurred by a Subsidiary which is a CFC under a related credit agreement does not constitute Funded Debt and is used by such CFC solely to finance inventory and receivables (or both) relating to agricultural commodities or crude products, then for so long as such Subsidiary is a CFC, for the purposes of Section 10.5(b) and the last paragraph of Section 10.6 only (and not, for the avoidance of doubt, in respect of Section 9.7), such credit agreement shall not constitute a Material Credit Facility. "Memorandum" is defined in Section 5.3. "Most Favored Lender Notice" is defined in Section 9.7(a). "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA). "NAIC" means the National Association of Insurance Commissioners or any successor thereto. "NAIC Annual Statement" is defined in Section 6.2(a). "Net Proceeds Amount" is defined in Section 10.7(c). "Notes" is defined in Section 1.2. "OFAC" is defined in Section 5.17(a). "OFAC Listed Person" is defined in Section 5.17(a). "OFAC Sanctions Program" means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at: Schedule B-9 DB1/ 84912103.8

http://www.treasury.goviresourcecenter/sanctions/Programs/Pages/Programs.aspx. "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate. "Ordinary Course Transfer" is defined in Section 10.7(a). "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto. "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof. "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability. "Priority Debt" means, at any time, without duplication, the sum of (a) all then outstanding Debt of the Company or any Subsidiary secured by any Lien on any property of the Company or any Subsidiary (other than Debt secured only by Liens permitted under paragraphs (a) through (j) of Section 10.6), plus (b) all Funded Debt of Subsidiaries of the Company, plus (c) all Debt (other than Funded Debt) of Subsidiaries of the Company in the aggregate in excess of (i) for the period commencing on the date of this Agreement through and including August 31, 2016, an amount equal to eleven percent (11%) of Consolidated Net Worth and (ii) at any time on and after September 1, 2016, an amount equal to eight percent (8%) of Consolidated Net Worth, in each case under clauses (i) and (ii) determined as of the last day of the Company's most recently ended fiscal year for which financial statements have been provided to the holders of Notes pursuant to Section 7.1(b); provided that any CHS Capital Debt (x) in an aggregate amount not to exceed the greater of (i) $1,000,000,000 and (ii) fifteen percent (15%) of Consolidated Net Worth (determined as of the last day of the Company's most recently ended fiscal year for which financial statements have been provided to the holders of Notes pursuant to Section 7.1(b)) and (y) secured only by a Lien on a CHS Capital Loan Asset, will not be deemed to constitute Priority Debt. "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate. "Proposed Prepayment Date" is defined in Section 8.2(a). Schedule B-10 DB1/ 84912103.8

"PTE" is defined in Section 6.2(a). "Purchaser" is defined in the introductory paragraph hereof. "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor. "Qualified Institutional Buyer" means any Person who is a "qualified institutional buyer" within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act. "Ratable Portion" is defined in Section 10.7(c). "Reinvested Transfer" is defined in Section 10.7(b). "Required Holders" means at any time (a) prior to the Closing, the Purchasers and (b) on or after the Closing, the holders of a majority in aggregate principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates). "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement. "SEC" shall mean the Securities and Exchange Commission of the United States, or any successor thereto. "Securities" or "Security" shall have the meaning specified in Section 2(1) of the Securities Act. "Securities Act" means the Securities Act of 1933, as amended from time to time. "Senior Debt" means the Notes and any Debt of the Company or its Subsidiaries that by its terms is not in any manner subordinated in right of payment to any other unsecured Debt of the Company or any Subsidiary. "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company. "Series" means any one or more Series of Notes issued hereunder or pursuant to any Supplement. "Series S Notes" is defined in Section 1.1(a). "Series T Notes" is defined in Section 1.1(b). "Series U Notes" is defined in Section 1.1(c). "Series V Notes" is defined in Section 1.1(d). "Series W Notes" is defined in Section 1.1(e). Schedule B-11 DB1/ 84912103.8

"Series X Notes" is defined in Section 1.1(f). "Source" is defined in Section 6.2. "Subsidiary" shall mean, with respect to any Person, any other Person greater than 50% of the total combined voting power of all classes of Voting Interests of which shall, at the time as of which any determination is being made, be owned by such first Person either directly or through other Subsidiaries of such first Person. "Substantial Portion" is defined in Section 10.7(c). "Supplement" is defined in Section 1.2. "Surviving Corporation" is defined in Section 10.2(b)(i). "SVO" means the Securities Valuation Office of the NAIC or any successor to such Office. "2016 Notes" is defined in Section 1.1. "Transfer" is defined in Section 10.7(c)(v). "USA PATRIOT Act" means United States Public Law 107-56, United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect. "U.S. Economic Sanctions" is defined in Section 5.17(a). "Voting Interests" shall mean (a) with respect to any stock corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation or persons performing similar functions (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency), and (b) with respect to the Company or any other entity, membership or other ownership interests in the Company or such other entity whose holders are entitled under ordinary circumstances to vote for the election of the directors of the Company or such other entity or persons performing similar functions (irrespective of whether at the time membership or other ownership interests of any other class or classes shall have or might have voting power by reasoning of the happening of any contingency). "Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time. Schedule B-12 DB1/ 84912103.8

SCHEDULE 5.3 DISCLOSURE MATERIALS No exceptions to representations/statements made in the Disclosure Documents. Documents delivered to Purchasers: Tine -Master Q&A CHS Patronage Illustration Cl-IS Master Q&A List 12-11-15 CH S Master Q&A list 12-15-15 B: hibit La - Segment Earnings CHF: Master 05P, List 12-16-15 Exhibit 52 - Summary Management Structure Chart Ex hibk 71 - Q1 - Q3 FY 15 Crack Spreads Exhibit 62 - Projected Segment Earnings Exhibit 61 - Patronage Rates Exhibit 44 - l'eriibership; History Exhibit 37 - Segr-ient Earnings Exhibit lb - Board Book CH52012 OS Exhibit lb - Board Book CH52013_00 Exhibit lb - Board Book CHS2014 OS Exhibit lb - Board Book CH52015_03 Exhibit 13 - CapEx Projections Exhibit 14- Cash Flow Statement Exhibit 17 - CapEx Breakdown Exhibit 30 - CHS Historical Exhibit 31 - Segment Historical CRS PPIA OFAC Questionnaire Investors On Diligence Meeting CRS Investor Due Diligence Agenda - Final CRS Imtestor Due Diligence 1-5-2016 Projections CRS Projections FY2-015-2020 Offering Letter CHS Offering Letter 12-3-15 REVISION Offering Memorandum CHS Private Placement Memorandum Financial Information CAS 10K - FY2013 CHS 10K - FY2014 HS 10K - FY201:5 Pres e Fitations CF-IS Investor Presentation CHS Investor Call Replay Instructions Leiii al Documents CHS Master Note Purchase Agreement CHS MNPA - Blackline to Model Fomi 2 MNPA - Blackline to 2011 MNPA I.

SCHEDULE 5.4 SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK See attached.

Name	Foreign/ Domestic	Ownership By	Incorp. Date	Date CHS Interest Acquired	State/ Country of Incorp.
1856770 Alberta Ltd.	F	100% CHS Canada Cooperative	10/28/14	10/28/14	Alberta, Canada
ACC Feed Supplement, LLC	D	50% Consumers Supply Distributing, LLC; 50% Animal Feed Supplements	07/15/13	07/15/13	South Dakota
ADM/CHS, LLC (Dissolution Pdg)	D	100% CHS eff. 1/1/66 (formerly 55% ADM; 45% CHS)	06/05/00	06/05/00	Delaware
Ag Partners, LLC	D	50% CHS, 50% FUOC of Wolf Point (dba Ag Land)	09/20/11	09/20/11	Montana
Ag States Reinsurance Company, IC	D	100% Impact Risk Funding, Inc., PCC	08/24/10	08/24/10	Washington DC
Agfarm Pty. Ltd.	F	50% CHS Bermuda GP; 50% Ruralco Holdings Limited	06/14/05	08/08/13	Australia
Agfarm Unit Trust	F	50% CHS Bermuda GP; 50% Ruralco Holdings Limited	10/27/03	08/08/13	Australia
Agri Point Ltd.	F	99% CHS Europe; 1% Oregana (formerly 100% CHS Europe SA)	05/12/07	01/10/11	Repulic of Cyprus
Agriliance LLC	D	50% LOL; 50% UCB	01/05/00	01/05/00	Delaware
Agro Distribution, LLC	D	100% Agriliance	06/04/99	06/04/99	Delaware
Agro Storage d.o.o.	F	100% Agri Point Ltd.	10/17/13	10/17/13	Bosnia
Agromarket Servis LLC	F	100% CHS Agromarket	06/29/09	12/22/09	Russian Federation
Allied Agronomy Limited Liability Company	D	.7962% Allied Energy and 28.38% CHS	01/01/01	01/01/01	North Dakota
American Inland Ports-CF, LLC	D	15% CHS; 15% Sunrise Ag; 65% Clarkson Grain; 5% others	01/23/07	02/14/07	Illinois
American Inland Ports-DB, LLC	D	15% CHS; 15% Sunrise Ag; 65: Clarkson Grain; 5% others	01/23/07	02/14/07	Illinois
Andali Operacoes Industriais S.A.	F	50% CHS do Brasil; 50% by Krug Holding Ltda., Vaccari Goncalves Holding Ltda. And Piekarski Holding Eireli	11/04/97	06/29/12	Paranagua - PR
Ardent Mills Netherlands Holdings B.V.	F	100% Ardent Mills Sarl	04/04/00	05/29/14	Netherlands
Ardent Mills S.a.r.l. (f/k/a HM Luxembourg Sarl)	F	44% Cargill Entities (Class A 109.078.457 shares); 44% ConAgra Foods AM Holding Sarl (Class C 109.078.457 Shares); 12% CHS Milling Luxembourg Sarl (Class B 29.748.670 shares)	02/21/13	02/21/13	Luxembourg
Ardent Mills, LLC	D	100% Ardent Mills Sarl	12/19/2001	5/29/2014	Delaware
Ardent Mills ULC	F	100% Ardent Mills Netherlands Holdings B.V	9/30/2013	4/29/2014	Canada
Badger Energy Services, LLC	D	100% CHS-LCC Co-op	08/22/00	11/08/12	Wisconsin
Battle Creek/CHS, LLC	D	50% CHS; 50% Battle Creek Farmers Cooperative	03/07/01	03/07/01	Delaware
Beaufort Tyre Service Pty Ltd.	F	50% Broadbent Grain Pty. Ltd.	03/23/09	10/09/14	Australia
Boort Grain Cooperative Limited	F	26.17% CHS Trading Company Australia Party Ltd.	01/10/11	10/30/13	Australia
Briggs Crop Nutrients LLC	D	50% CHS Inc. 50% Ag Plus, Inc.	07/09/14	07/09/14	Indiana
Broadbent Bulk Services Pty. Ltd.	F	50% Broadbent Grain Pty. Ltd.	12/09/86	10/09/14	Australia
Broadbent Companies	F	50% CHS Australia; 50% Broadbent Group Investment Pty Ltd	09/19/12	10/09/14	Australia
CENEX AG, Inc.	D	100% CHS	10/23/74	10/23/74	Delaware
CENEX Pipeline, LLC	D	100% CHS	05/04/98	05/04/98	Minnesota
Central Montana Propane, LLC	D	CHS 53.38% and Moore Farmers Oil Company 46.62%	09/16/97	03/01/00	Montana
Central Plains Ag Services LLC	D	50% CHS; 50% West Central Ag Services	06/02/08	06/02/08	Minnesota
CHS - Holdrege, Inc.	D	100% CHS	11/14/08	11/14/08	Nebraska
CHS (Nantong) Cereal & Oil Storage and Transportation Co., Ltd	F	51% Hualiang Nantong Cereals & Oil Transfer Co., Ltd, 49% CHS Singapore Trading Company PTE. Ltd	08/01/13	08/01/13	
CHS (Shanghai) Trading Co., Ltd.	F	100% CHS Hong Kong Limited	01/06/09	01/06/09	China
CHS (Taiwan) Commodity Trading Co. Ltd.	F	100% CHS Singapore Trading Company PTE. Ltd.	08/08/13	08/08/13	Republic of China
CHS Acquisition LLC	D	100% CHS Inc.	09/22/14	09/22/14	Minnesota
CHS Agri Intelligence LLC	D	80% CHS; 20% Paradigm isr Inc.	10/02/13	10/02/13	Minnesota
CHS Agritrade Bulgaria Ltd.	F	100% CHS Europe SA	02/09/11	02/09/11	Sofia, Bulgaria
CHS Agritrade d.o.o.	F	100% CHS Europe SA	10/17/13	10/17/13	Bosnia
CHS Agritrade Hungary Ltd.	F	100% CHS Europe SA	01/03/11	01/03/11	Budapest, Hungary
CHS Agritrade Romania SRL	F	100% CHS Europe SA	03/01/11	03/01/11	Bucharest, Romania

CHS Agro S.A.	F	50% CHS de Argentina and 50% Kadesh Hispania, S.L. ("Adecoagro")	02/27/13	02/27/13	Argentina
CHS Agromarket, LLC	F	28.57% CHS Europe; 71.43% Oregana Co. Ltd.	03/24/09	12/22/09	Russian Federation
CHS AGRONEGOCIO - Industria e Comercio Ltda.	F	99.99% CHS Bermuda GP; .01% CHS Holdings, Inc.	02/01/03	02/01/03	Sao Paulo Brazil
CHS Bermuda GP	F	Eff. 8/26/15 99% CHS Luxembourg Financial, LLC; 1% CHS Holdings, Inc. (previously 99% CHS Inc.; 1% CHS Holdings, Inc.)	08/06/12	08/06/12	Bermuda
CHS Canada Cooperative	F	100% CHS	03/19/14	03/19/14	Canada
CHS Canada LP (fka CHS CanAgra LP)	F	1% CHS Canada Cooperative, 99% CHS Country Operations Canada, Inc.	03/24/14	03/24/14	Alberta, Canada
CHS Canada, Inc.	F	100% CHS	05/23/13	05/23/13	Manitoba
CHS Capital ProFund LLC	D	100% CHS Capital LLC	10/11/10	10/11/10	Minnesota
CHS Capital, LLC	D	100% CHS	02/09/05	02/09/05	Minnesota
CHS Comercio Servicos E Solucoes Agricolas Ltda. (d/b/a CHS Barter Solutions, f/k/a Atman Producao Agroprecuaria Ltda.)	F	100% CHS do Brasil	08/16/93	07/31/12	Goiás, Brazil
CHS Country Operations Canada, Inc.	F	100% CHS	09/12/12	09/12/12	Alberta, Canada
CHS de Argentina, S.A.	F	99.94% CHS; .06% CHS-Farmco, Inc.	09/30/09	09/30/09	Argentina
CHS de Paraguay Sociedad de Responsabilidad Limitada (SRL)	F	99.9995% CHS Singapore Trading Company; .0005% CHS Holdings, Inc.	10/08/12	10/08/12	Paraguay
CHS Energy Canada, Inc.	F	100% CHS Inc.	06/12/87	06/12/87	Alberta, Canada
CHS Europe Sarl (Eff. 1/30/14; f/k/a CHS Europe SA)	F	Eff. 8/21/15, CHS Bermuda GP is sole member; Eff. 2/14/14, CHS Inc. is sole member (previously 100% CHSIH)	08/02/07	08/02/07	Switzerland
CHS Hallock Canada, Inc.	F	100% CHS Inc.	08/07/15	08/07/15	Manitoba, Canada
CHS Hallock, LLC	D	100% CHS Inc.	07/08/15	07/08/15	Minnesota
CHS Hedging, LLC	D	100% CHS	2/10/2014	2/10/2014	Delaware
CHS Holdings, LLC (f/k/a CHS Holdings, Inc.)	D	Effec. 8/21/15 100% CHS Bermuda GP (formerly 100% CHS Inc.)	04/20/99	04/20/99	Minnesota
CHS Hong Kong Limited	F	100% CHS Europe	06/11/08	06/11/08	Hong Kong
CHS Inc.	D	100% CHS	07/15/36	07/15/36	Minnesota
CHS Inc. de Mexico	F	99% CHS; 1% St. Paul Maritime Corporation	02/20/06	02/20/06	Mexico
CHS Industries Ltd.	F	100% CHS Europe SA	02/14/00	02/09/12	Israel
CHS Insurance Services, LLC (f/k/a Ag States Agency, LLC)	D	100% by CHS	12/27/94	12/27/94	Minnesota
CHS Israel Protein Foods Ltd.	F	100% CHS Industries Ltd.	07/04/62	02/09/12	Israel
CHS Korea, LLC	F	100% CHS Bermuda GP	10/27/11	10/27/11	South Korea
CHS Latin America Holdings LLC	D	100% CHS Bermuda GP	08/12/15	08/12/15	Minnesota
CHS Luxembourg, S.a.r.l. (d/b/a in MN as CHS Luxembourg Financial, LLC)	F	100% CHS Inc.	07/12/13	07/12/13	Grand Duchy of Luxembourg
CHS McPherson Refinery, Inc. (f/k/a National Cooperative Refinery Association)	D	100% CHS (Eff. 9/1/2015)	07/07/43	07/07/43	Kansas
CHS Milling Luxembourg, S.a.r.l.	F	87.48% CHS; 12.52 CHS Luxembourg S.a.r.l. (prev. 50% CHS Inc.; 50% CHS Luxembourg S.a.r.l.)	07/12/13	07/12/13	Grand Duchy of Luxembourg
CHS Ningbo Protein Foods Ltd.	F	100% CHS Pacific Private Limited	10/17/03	02/09/12	China
CHS Pacific Private Limited	F	100% CHS Industries Ltd.	09/23/03	02/09/12	Singapore
CHS Serbia D.O.O. Novi Sad	F	100% CHS Europe SA	04/01/11	04/01/11	Novi Sad, Serbia
CHS Singapore Trading Company PTE. LTD.	F	100% CHS Bermuda GP	11/01/11	11/01/11	Republic of Singapore
CHS South Sioux City, Inc.	D	100% CHS	09/13/94	02/09/12	Delaware
CHS Spiritwood Fertilizer LLC	D	100% CHS	09/10/14	09/10/14	Delaware
CHS Tarim ve Gida Sanayi Limited Sirketi	F	100% CHS Europe	11/15/13	11/15/13	Turkey
CHS Trading Company Australia Pty Ltd	F	100% CHS Bermuda GP	06/29/09	06/29/09	New South Whales, Australia
CHS UKRAINE, LLC	F	99.9% CHS Europe SA; .1% Oregana Co. Ltd.	02/12/08	02/12/08	Kyiv, Ukraine
CHS Uruguay SRL	F	99.9% CHS Bermuda; .1% CHS Holdings	11/14/13	11/14/13	
CHS-Brule, Inc.	D	100% CHS	01/07/15		Nebraska
CHS-CFE Co (Carrollton Farmers' Elevator Company)	D	100% CHS	08/01/14	08/01/14	Illinois

CHS-Elkton D 100% CHS 06/29/11 06/29/11 South Dakota CHS-Farmco, Inc. D 100% CHS 03/13/06 03/13/06 Kansas CHS-GC, Inc. D 100% CHS 06/08/11 06/08/11 Colorado CHS-Hamilton, Inc. D 100% CHS 03/14/11 03/14/11 Michigan CHSINC. lberica S.L. F 100% CHS Europe Sarl 08/03/09 08/03/09 Barcelona, Catanuna, Spain CHS-LCC Co-op D 100% CHS 08/22/12 08/22/12 Wisconsin CHS-M&M, Inc. D 100% CHS 03/23/07 03/23/07 Colorado CHS-New Salem D 100% CHS 06/13/11 06/13/11 North Dakota CHS-Ostrander D 100% CHS 09/06/12 09/06/12 Minnesota CHS-Rochester D 100% CHS 12/26/13 12/26/13 Minnesota CHS-Shipman, Inc. D 100% CHS 10/25/11 10/25/11 Illinois CHS-SLE Land, LLC D 50% CHS; 50% South Louisiana Ethanol, LLC 07/24/07 07/24/07 Louisiana CHS-Sub Whatcom, Inc. D 100% CHS 05/18/15 05/18/15 Washington CHS-Valley City D 100% CHS 10/31/13 06/02/14 North Dakota CHS-Wallace County, Inc. D 100% CHS 02/17/05 02/17/05 Kansas Circle Land Management, Inc. D 100% CHS 05/05/93 05/05/93 Minnesota Clear Creek Transportation, LLC D 100% CHS McPherson Refinery , ' Inc. 07/21/58 Kansas Cofina Funding, LLC D 100% CHS Capital LLC 08/09/05 08/09/05 Delaware Collins, MT Crop Nutrients LLC D 66% Mountain View Co-op; 34%CHS Inc. 08/23/12 08/23/12 Montana Colorado Retail Ventures Services, L.L.C. D CHS Inc. 43.7067, Other 56.293 01/17/96 Colorado Commerce City Grain LLC D 50% Ardent Mills LLC USA Consumers Supply Distributing, LLC D 50% CHS 50% C.S.D., Inc. 11/09/11 11/09/11 Minnesota Cooperative Agronomy Services D CHS 23.33 (3500 tons); 4 Seasons 53.33 (8000 tons); Chelsea 1333 (2000 tons); Fileridale - 10.00 (1500 Tonsl 09/04/07 South Dakota Cornerstone Ag, LLC D CHS (was Farmco, Inc.) 33.65%, Cargill 50%, Frontier Equity Exchanae 16.35% 06/01/00 11/16/06 Delaware Crestline Crop Nutrients LLC D 50% CHS; 50% Sunrise Cooperative, Inc. 12/16/10 12/16/10 Ohio Cross Country Land Management LLC D 100% Circle Land Manageemt 03/11/15 Montana CZL Australia & Japan Pty. Ltd. F 100% CZL Ltd. 04/23/15 04/23/15 Australia CZL Ltd. F CHS Singapore Trading Company PTE. LTD. 51%, ZEN- NOH 49% 03/27/97 04/12/12 Japan Dakota Agronomy Partners, L.L.C. D 50% CHS (Sun Prairie Grain), 50% FUOC Minot 02/01/99 02/01/99 North Dakota Energy Partners, LLC D 50% CHS; 50% Missoula Electric Cooperative 08/28/00 08/28/00 Montana Fin-Aq, Inc. D 100% CHS 12/17/87 12/17/87 South Dakota Front Range Pipeline, LLC D 100% CHS 03/23/99 03/23/99 Minnesota Genetic Marketing Group, LLC D rCIIUICIA.711,71C7111 V1LNCI., 1114, Central Washington Grain Growers, Inc.,Cooperative Agricultural Produces, Inc., Reardon Seed Company, Inc., Primeland Cooperatives a div. Of CHS, Mid Columbia Producers, Inc, and Northwest Grain Growers, Inc. (each own 4 4 ,I0L -l0/ % 01/18/02 Washington Global Agri LLC F 100% Serseris Holdings Limited 09/07/09 09/07/09 Odessa, Ukraine Good News Products, Inc. D CHS-Hamilton, Inc. 25%; Sunrise Acres 25%; Active Feed Co. 25%; Creighton Brothers 25% 01/16/92 03/14/11 Michigan Green Bay Terminal Corporation D CHS 33.3%; 66% Marathon 02/24/53 02/24/53 Wisconsin GTL Resources Limited F 100% Sinav Limited 100% 04/21/93 06/04/14 England GTL Resources Overseas Investments Limited F GTL Resources Limited 100% 05/16/05 06/04/14 England GTL Resources USA, Inc. D GTL Resources Overseas Investments Limited 100% 07/07/05 06/04/14 Delaware Hamberg, LLC D CHS 50%, 50% Fessenden Coop Assn 11/09/11 11/09/11 Minnesota Ham berg, North Dakota Crop Nutrients LLC D CHS 50%, 50% Fessenden Coop Assn 06/30/14 06/30/14 Minnesota IC Grain (Hungary) F CHS Europe Sarl 50%; CAF Grains 50% 04/21/15 04/21/15 Hungary Illinois River Energy, LLC D 100% GTL Resources USA, Inc. 02/20/02 06/04/14 Delaware Illinois Valley Supply LLC D 50% CHS-Shipman, Inc. 50% CHS-CFE Co. 06/19/98 01/13/12 Illinois

Impact Risk Funding Inc., PCC	D	100% CHS Insurance Services, LLC	08/24/10	08/24/10	Washington DC
Imperial Valley Terminal, LLC	D	50% CHS, 50% Sunrise Ag Service Company	03/14/07	03/14/07	Illinois
Jayhawk Pipeline L.L.C.	D	100% CHS McPherson Refinery, Inc.	05/24/94	05/24/94	Kansas
Kaw Pipe Line Company	D	67% CHS McPherson Refinery, Inc., 33% CITGO	09/13/35	07/07/43	Delaware
Lakaput Bulk Storage Ptd. Ltd.	F	50% CHS Tradng Company Australia Pty. Ltd.	11/25/02	10/09/14	Australia
Larsen Cooperative TVCS	D	100% CHS-LCC Co-op	06/01/06	11/08/12	Wisconsin
Latty Grain, Ltd	D	CHS Inc. 40%; Mercer Landmark Inc. 60%	03/22/95	08/31/09	Ohio
M Tárház Raktározási és Szolgáltató Korlátolt Felelosségu Társaság (M-Tárház Kft)	F	100% S.C. Silotrans S.R.L.	01/20/99	01/10/11	Hungary
Market Street Terminal, LLC	D	50% CHS, 50% Northern Partners	07/14/14	07/14/14	Illinois
Marshall Insurance Agency, Inc.	D	100% CHS	04/01/05	04/01/05	Minnesota
McPherson Agricultural Product, LLC	D	100% CHS McPherson Refinery, Inc.	10/06/04	10/06/04	Kansas
Midwest Ag Supplements, LLC	D	CHS Inc. 50%, Form A Feed-25%, John Pollock 25%	07/13/10	07/13/10	Minnesota
Molinos de Puerto Rico, LLC	D	100% Ardent Mills Netherland Holdings B.V.	05/25/06	05/29/14	Puerto Rico
Montana-Wyoming Oil Spill Control Cooperative	D	8 members; CHS interest is approx. 18.16%	06/13/00	10/01/00	Wyoming
Mountain Country, LLC	D	CHS 50%, Valley Wide Coop, Inc. 50%	07/29/99	08/30/06	Idaho
Norick Risk Funding Concepts, LLC	D	Norick, Inc. 50%; CHS Inc. 50%	05/06/04	05/06/04	Minnesota
Northern Illinois Alliance, LLC	D	CHS 50%; Elburn Co-operative Company 50%	03/24/06	03/24/06	Illinois
Northern Montana Oil Spill Cooperaive, LLC	D	Front Range Pipeline is one of 4 members in the LLC; ownership interest is undefined and based on operations and participation	12/11/02	12/11/02	Montana
Northern Riverina Grains Pty. Ltd.	F	31.58% CHS Trading Company Australia Party Ltd.	10/18/11	10/30/13	Australia
Northwest Iowa Agronomy, LLC	D	CHS 46.4%, Midwest Farmers Coop (20.4%), Farmers Coop Society (17%), Farmers Elevator Coop (16.2%)	08/06/04	09/04/07	Iowa
Nutrigonia Ltd.	F	10% CHS Industries Ltd.		02/09/12	Israel
Omega Terminal S.A.	F	100% Serseris Holdings Limited	02/25/99	02/20/09	Switzerland
Oregana Co., Ltd.	F	100% CHS Europe	10/13/08	12/22/09	Republic of Cyprus
Osage Pipe Line Company	D	100% CHS McPherson Refinery, Inc. (per Kent Stos at CHS McPherson Refinery, Inc.)	05/07/75	05/07/75	Delaware
Osage Pipe Line Company, LLC	D	50% CHS McPherson; 50% Magellan Pipe Line Company	01/20/04	01/20/04	Delaware
Patriot Fuels Biodiesel, LLC	D	100% Patriot Holdings, LLC	09/03/13	06/01/15	Illinois
Patriot Holdings, LLC	D	100% GLT Resources USA, Inc.	09/14/11	06/01/15	Illinois
Patriot Land Holdings, LLC	D	100% Patriot Holdings, LLC	04/01/13	06/01/15	Illinois
Patriot Renewable Fuels, LLC	D	100% Patriot Holdings, LLC	01/31/05	06/01/15	Illinois
PGG/HSC Feed Company, L.L.C.	D	80% CHS; 20% Pendleton Grain Growers	10/26/94	10/26/94	Oregon
Plains Liquor LLC	D	Don Olson 50% and Dan Ostendorf 50%	05/18/10	05/18/10	Minnesota
PLC Insurance Agency, Inc.	D	100% CHS	09/30/09	09/30/09	Minnesota
Prairie Lakes Grain Storage Limited Partnership	D	CHS 38.5855%; Other 61.4145%	06/15/01	12/17/03	Minnesota
Producer Ag, LLC	D	50% Mid-Kansas Cooperative Assn; 50% CHS	02/13/13	02/13/13	Kansas
Pro-Tect Insurance Agency, LLC	D	50% CHS Inc, 50% Ag Insurance Services, Inc.	04/01/05	04/01/05	Minnesota
QTI-AMG, LLCA	D	AMG, Inc. 510 Common Units, Quality Technology 6,290 Common Units, GTL Resources USA, Inc. 1,200 Common Units	02/05/09	01/30/15	Illinois
Red Rock Cooperative Association	D	31.68% CHS	10/26/99	10/26/99	South Dakota
Rockville Propane Terminal LLC	D	50% Wenner Gas Co; 50% CHS	10/22/13		Minnesota
RosAgroInvest LLC	F	100% Oregana Co. Ltd.	03/13/09	12/22/09	Russian Federation
Russell Consulting Group, L.L.C.	D	CHS Hedging LLC owns 65.6% , Russell Consulting, Inc. owns 34.4%	12/30/99	06/29/07	Nebraska
RV Broadbent & Sons Pty Ltd.	F	50% Broadbent Grain Pty. Ltd.	07/01/99	10/09/14	Australia
S.C. Silotrans S.R.L.	F	95.94% Agri Point Ltd.; 4.06% S.C.Schenker Romtrans S.A.	08/18/97	01/10/11	Romania

S.C. Transporter S.R.L.	F	Eff. 6/21/13 100% Silotrans SRL (formerly 50% S.C. Silotrans S.R.L.; 50% S.C. Perfect Casa De Comenzi S.R.L.)	03/17/04	01/10/11	Romania
S.P.E. CHS Plant Extracts Ltd.	F	100% CHS Industries Ltd.	11/16/00	02/09/12	Israel
SC Nutron SRL	F	Agri Point Ltd	11/15/11	09/26/14	
Serseris Holdings Limited	F	26% CHS Europe Sarl; 74% G.N. Terminal Enterprises Ltd.	04/14/09	11/06/12	Republic of Cyprus
Serseris Ltd.	F	100% Serseris Holdings Limited	11/06/12	11/06/12	Dubai
Shel-Bar 2000 GP	F	50% CHS Israel Protein Foods Ltd.		02/09/12	Israel
Shipman Bio Investment, L.L.C.	D	Tom T. Connors 1/3, Robert Moore 1/3, CHS-Shipman, Inc. 37.74%	02/23/06	12/19/11	Illinois
Sinav Limited	F	100% CHS	10/19/11	06/04/14	England
Sitio 0 de Quequen S.A.	F	22.75% CHS de Argentina SA; 22.75% Noble Argentina S.A.			
Solbar Europe BV	F	100% CHS Israel Protein Foods Ltd	05/17/04	02/09/12	Amsterdam, The Netherlands
Solbar Holdings (2005) Ltd.	F	15% CHS Industries Ltd.		02/09/12	Israel
Southwest Crop Nutrients, LLC	D	CHS 58.6025%, Dodge City Coop Exchange 33.33%, The Plains Equity Exchange and Co-operative Union 3.2258%, The Elkhart Cooperative 1.6129%, The Offerle Cooperative Grain and Supply Co 1.6129%, Sublette Cooperative 1.6129%	09/09/04	09/04/07	Kansas
St. Hilaire Ag Insurance, Inc.	D	100% CHS	02/20/90	08/09/96	Minnesota
St. Paul Maritime Corporation	D	100% CHSC	08/18/95	08/18/95	Minnesota
Superior East II LLC	D	100% by Superior East LLC	05/23/13	05/23/13	Nebraska
Superior East LLC	D	50% CHS; 50% Aurora Cooperative Elevator Company	04/10/13	04/10/13	Nebraska
TEMCO, LLC	D	50%-CHS, 50% Cargill	09/15/92	09/15/92	Delaware
Terminal Corredor Norte S.A. (TCN)	F	25% CHS do Brasil; 75% NovaAgri Infra-Estrutura de Armazenagem E Escoamento Agricola S.A. (Sao Paulo, Brazil)	12/15/11	05/24/12	Sao Paulo Brazil
The Farmer's Elevator Company of Lowder	D	100% CHS	12/20/05	08/09/10	Illinois
United Country Brands LLC	D	100% CHS	01/05/00	01/05/00	Delaware
Ventura Foods LLC	D	50% CHS; 50% Mitsui & Co.	07/15/96	07/15/96	Delaware
Wabash Valley Grain, LLC (CHS Interest sold 8/31/15?)	D	50% CHS; 50% Superior Ag Resources CO-OP, Inc.	08/04/08	08/04/08	Indiana
Wagner Gas & Electric, Inc.	D	100% CHS-LCC Co-op	04/21/77	11/08/12	Wisconsin
Watertown Crop Nutrients LLC	D	70% CHS, 30% Watertown Cooperative Elevator	05/19/11	10/25/11	South Dakota
West Central Distribution, LLC	D	75% WCI Holdings Co; 25% CHS Acquisition LLC	10/01/14		Minnesota
Western Feed, LLC	D	50% CHS; 50% Western Cooperative Company	02/28/08	02/28/08	Minnesota
Western Kansas Liquid Fertilizer Terminal	D	25% Decatur Cooperative Association, 25% Cooperative Agricultural Services, Inc., 25% Midwest Cooperative, and 25% CHS Wallace County	10/03/98	09/07/05	Kansas
Whitesville Crop Nutrients LLC	D	Ceres Solutions, LLP 68%, CHS Inc. 32%	12/01/10	12/01/10	Indiana
X-Seed, LLC	D	X-Seed, Inc. 50%; CHS 50%	08/28/14	08/28/14	Minnesota
Zeeland Lumber Holdings, LLC.	D	75% Zeeland Lumber and Supply Co., 25% CHS Inc.	12/12/08	09/26/11	Michigan

Schedule 5.4

Name	Foreign/ Domestic	Ownership By	Incorp. Date	Date CHS Interest Acquired	State/Country of Incorporation
1856770 Alberta Ltd.	F	100% CHS Canada Cooperative	10/28/14	10/28/14	Alberta, Canada
Ag States Reinsurance Company, IC	D	100% Impact Risk Funding, Inc., PCC	08/24/10	08/24/10	Washington DC
Agri Point Ltd.	F	99% CHS Europe; 1% Oregana (formerly 100% CHS Europe SA)	05/12/07	01/10/11	Repulic of Cyprus
Agro Storage d.o.o.	F	100% Agri Point Ltd.	10/17/13	10/17/13	Bosnia
Agromarket Servis LLC	F	100% CHS Agromarket	06/29/09	12/22/09	Russian Federation
Badger Energy Services, LLC	D	100% CHS-LCC Co-op	08/22/00	11/08/12	Wisconsin
CENEX AG, Inc.	D	100% CHS	10/23/74	10/23/74	Delaware
CENEX Pipeline, LLC	D	100% CHS	05/04/98	05/04/98	Minnesota
Central Montana Propane, LLC	D	CHS 53.38% and Moore Farmers Oil Company 46.62%	09/16/97	03/01/00	Montana
CHS - Holdrege, Inc.	D	100% CHS	11/14/08	11/14/08	Nebraska
CHS (Shanghai) Trading Co., Ltd.	F	100% CHS Hong Kong Limited	01/06/09	01/06/09	China
CHS (Taiwan) Commodity Trading Co. Ltd.	F	100% CHS Singapore Trading Company PTE. Ltd.	08/08/13	08/08/13	Republic of China
CHS Acquisition LLC	D	100% CHS Inc.	09/22/14	09/22/14	Minnesota
CHS Agri Intelligence LLC	D	80% CHS; 20% Paradigm isr Inc.	10/02/13	10/02/13	Minnesota
CHS Agritrade Bulgaria Ltd.	F	100% CHS Europe SA	02/09/11	02/09/11	Sofia, Bulgaria
CHS Agritrade d.o.o.	F	100% CHS Europe SA	10/17/13	10/17/13	Bosnia
CHS Agritrade Hungary Ltd.	F	100% CHS Europe SA	01/03/11	01/03/11	Budapest, Hungary
CHS Agritrade Romania SRL	F	100% CHS Europe SA	03/01/11	03/01/11	Bucharest, Romania
CHS Agromarket, LLC	F	28.57% CHS Europe; 71.43% Oregana Co. Ltd.	03/24/09	12/22/09	Russian Federation
CHS AGRONEGOCIO - Industria e Comercio Ltda.	F	99.99% CHS Bermuda GP; .01% CHS Holdings, Inc.	02/01/03	02/01/03	Sao Paulo Brazil
CHS Bermuda GP	F	Eff. 8/26/15 99% CHS Luxembourg Financial, LLC; 1% CHS Holdings, Inc. (previously 99% CHS Inc.; 1% CHS Holdings, Inc.)	08/06/12	08/06/12	Bermuda
CHS Canada Cooperative	F	100% CHS	03/19/14	03/19/14	Canada
CHS Canada LP (fka CHS CanAgra LP)	F	1% CHS Canada Cooperative, 99% CHS Country Operations Canada, Inc.	03/24/14	03/24/14	Alberta, Canada
CHS Canada, Inc.	F	100% CHS	05/23/13	05/23/13	Manitoba
CHS Capital ProFund LLC	D	100% CHS Capital LLC	10/11/10	10/11/10	Minnesota
CHS Capital, LLC	D	100% CHS	02/09/05	02/09/05	Minnesota
CHS Comercio Servicos E Solucoes Agricolas Ltda. (d/b/a CHS Barter Solutions, f/k/a Atman Producao Agroprecuaria Ltda.)	F	100% CHS do Brasil	08/16/93	07/31/12	Goiás, Brazil
CHS Country Operations Canada, Inc.	F	100% CHS	09/12/12	09/12/12	Alberta, Canada
CHS de Argentina, S.A.	F	99.94% CHS; .06% CHS-Farmco, Inc.	09/30/09	09/30/09	Argentina
CHS de Paraguay Sociedad de Responsabilidad Limitada (SRL)	F	99.9995% CHS Singapore Trading Company; .0005% CHS Holdings, Inc.	10/08/12	10/08/12	Paraguay
CHS Energy Canada, Inc.	F	100% CHS Inc.	06/12/87	06/12/87	Alberta, Canada
CHS Europe Sarl (Eff. 1/30/14; f/k/a CHS Europe SA)	F	Eff. 8/21/15, CHS Bermuda GP is sole member; Eff. 2/14/14, CHS Inc. is sole member (previously 100% CHSIH)	08/02/07	08/02/07	Switzerland
CHS Hallock Canada, Inc.	F	100% CHS Inc.	08/07/15	08/07/15	Manitoba, Canada
CHS Hallock, LLC	D	100% CHS Inc.	07/08/15	07/08/15	Minnesota
CHS Hedging, LLC	D	100% CHS	2/10/2014	2/10/2014	Delaware
CHS Holdings, LLC (f/k/a CHS Holdings, Inc.)	D	Effec. 8/21/15 100% CHS Bermuda GP (formerly 100% CHS Inc.)	04/20/99	04/20/99	Minnesota
CHS Hong Kong Limited	F	100% CHS Europe	06/11/08	06/11/08	Hong Kong
CHS Inc.	D	100% CHS	07/15/36	07/15/36	Minnesota
CHS Inc. de Mexico	F	99% CHS; 1% St. Paul Maritime Corporation	02/20/06	02/20/06	Mexico
CHS Industries Ltd.	F	100% CHS Europe SA	02/14/00	02/09/12	Israel

Page 1

Schedule 5.4

Name	Foreign/ Domestic	Ownership By	Incorp. Date	Date CHS Interest Acquired	State/Country of Incorporation
CHS Insurance Services, LLC (f/k/a Ag States Agency, LLC)	D	100% by CHS	12/27/94	12/27/94	Minnesota
CHS Israel Protein Foods Ltd.	F	100% CHS Industries Ltd.	07/04/62	02/09/12	Israel
CHS Korea, LLC	F	100% CHS Bermuda GP	10/27/11	10/27/11	South Korea
CHS Latin America Holdings LLC	D	100% CHS Bermuda GP	08/12/15	08/12/15	Minnesota
CHS Luxembourg, S.a.r.l. (d/b/a in MN as CHS Luxembourg Financial, LLC)	F	100% CHS Inc.	07/12/13	07/12/13	Grand Duchy of Luxembourg
CHS McPherson Refinery, Inc. (f/k/a National Cooperative Refinery Association)	D	CHS 100% (Eff. 9/1/2015)	07/07/43	07/07/43	Kansas
CHS Milling Luxembourg, S.a.r.l.	F	87.48% CHS; 12.52 CHS Luxembourg S.a.r.l. (prev. 50% CHS Inc.; 50% CHS Luxembourg S.a.r.l.)	07/12/13	07/12/13	Grand Duchy of Luxembourg
CHS Ningbo Protein Foods Ltd.	F	100% CHS Pacific Private Limited	10/17/03	02/09/12	China
CHS Pacific Private Limited	F	100% CHS Industries Ltd.	09/23/03	02/09/12	Singapore
CHS Serbia D.O.O. Novi Sad	F	100% CHS Europe SA	04/01/11	04/01/11	Novi Sad, Serbia
CHS Singapore Trading Company PTE. LTD.	F	100% CHS Bermuda GP	11/01/11	11/01/11	Republic of Singapore
CHS South Sioux City, Inc.	D	100% CHS	09/13/94	02/09/12	Delaware
CHS Spiritwood Fertilizer LLC	D	100% CHS	09/10/14	09/10/14	Delaware
CHS Tarim ve Gida Sanayi Limited Sirketi	F	100% CHS Europe	11/15/13	11/15/13	Turkey
CHS Trading Company Australia Pty Ltd	F	100% CHS Bermuda GP	06/29/09	06/29/09	New South Whales, Australia
CHS UKRAINE, LLC	F	99.9% CHS Europe SA; .1% Oregana Co. Ltd.	02/12/08	02/12/08	Kyiv, Ukraine
CHS Uruguay SRL	F	99.9% CHS Bermuda; .1% CHS Holdings	11/14/13	11/14/13	
CHS-Brule, Inc.	D	100% CHS	01/07/15		Nebraska
CHS-CFE Co (Carrollton Farmers' Elevator Company)	D	100% CHS	08/01/14	08/01/14	Illinois
CHS-Elkton	D	100% CHS	06/29/11	06/29/11	South Dakota
CHS-Farmco, Inc.	D	100% CHS	03/13/06	03/13/06	Kansas
CHS-GC, Inc.	D	100% CHS	06/08/11	06/08/11	Colorado
CHS-Hamilton, Inc.	D	100% CHS	03/14/11	03/14/11	Michigan
CHSINC. Ibérica S.L.	F	100% CHS Europe SA	08/03/09	08/03/09	Barcelona, Catanuna, Spain
CHS-LCC Co-op	D	100% CHS	08/22/12	08/22/12	Wisconsin
CHS-M&M, Inc.	D	100% CHS	03/23/07	03/23/07	Colorado
CHS-New Salem	D	100% CHS	06/13/11	06/13/11	North Dakota
CHS-Ostrander	D	100% CHS	09/06/12	09/06/12	Minnesota
CHS-Rochester	D	100% CHS	12/26/13	12/26/13	Minnesota
CHS-Shipman, Inc.	D	100% CHS	10/25/11	10/25/11	Illinois
CHS-Sub Whatcom, Inc.	D	100% CHS	05/18/15	05/18/15	Washington
CHS-Valley City	D	100% CHS	10/31/13	06/02/14	North Dakota
CHS-Wallace County, Inc.	D	100% CHS	02/17/05	02/17/05	Kansas
Circle Land Management, Inc.	D	100% CHS	05/05/93	05/05/93	Minnesota
Clear Creek Transportation, LLC	D	100% CHS McPherson Refinery Inc.	07/21/58		Kansas
Cofina Funding, LLC	D	100% CHS Capital LLC	08/09/05	08/09/05	Delaware
Cross Country Land Management LLC	D	100% Circle Land Management	03/11/15		Montana
CZL Australia & Japan Pty. Ltd.	F	100% CZL Ltd.	04/23/15	04/23/15	Australia
CZL Ltd.	F	CHS Singapore Trading Company PTE. LTD. 51%, ZEN-NOH 49%	03/27/97	04/12/12	Japan
Fin-Ag, Inc.	D	100% CHS	12/17/87	12/17/87	South Dakota
Front Range Pipeline, LLC	D	100% CHS	03/23/99	03/23/99	Minnesota
GTL Resources Limited	F	Sinav Limited 100%	04/21/93	06/04/14	England
GTL Resources Overseas Investments Limited	F	GTL Resources Limited 100%	05/16/05	06/04/14	England
GTL Resources USA, Inc.	D	GTL Resources Overseas Investments Limited 100%	07/07/05	06/04/14	Delaware
Illinois River Energy, LLC	D	100% GTL Resources USA, Inc.	02/20/02	06/04/14	Delaware
Illinois Valley Supply LLC	D	50% CHS-Shipman, Inc. 50% CHS-CFE Co.	06/19/98	01/13/12	Illinois
Impact Risk Funding Inc., PCC	D	100% CHS Insurance Services, LLC	08/24/10	08/24/10	Washington DC
Jayhawk Pipeline L.L.C.	D	100% CHS McPherson Refinery Inc.	05/24/94	05/24/94	Kansas

Page 2

Schedule 5.4 Name Foreign/ Domestic Ownership By Incorp. Date Date CHS Interest Acquired State/Country of Incorporation Kaw Pipe Line Company D 67% CHS McPherson Refinery Inc., 33% CITGO 09/13/35 07/07/43 Delaware Larsen Cooperative TVCS D 100% CHS-LCC Co-op 06/01/06 11/08/12 Wisconsin M Tarhaz Raktarozasi es Szolgaltate Korlatolt Felelossegu Tarsasag (M- Tarhez Kft) F 100% S.C. Silotrans S.R.L. 01/20/99 01/10/11 Hungary Marshall Insurance Agency, Inc. D 100% CHS 04/01/05 04/01/05 Minnesota McPherson Agricultural Product, LLC D 100% CHS McPherson Refinery Inc. 10/06/04 10/06/04 Kansas Omega Terminal S.A. F 100% Serseris Holdings Limited 02/25/99 02/20/09 Switzerland Oregana Co., Ltd. F 100% CHS Europe 10/13/08 12/22/09 Republic of Cyprus Osage Pipe Line Company D 100% NCRA (per Kent Stos at NCRA) 05/07/75 05/07/75 Delaware Patriot Fuels Biodiesel, LLC D 100% Patriot Holdings, LLC 09/03/13 06/01/15 Illinois Patriot Holdings, LLC D 100% GLT Resources USA, Inc. 09/14/11 06/01/15 Illinois Patriot Land Holdings, LLC D 100% Patriot Holdings, LLC 04/01/13 06/01/15 Illinois Patriot Renewable Fuels, LLC D 100% Patriot Holdings, LLC 01/31/05 06/01/15 Illinois PGG/HSC Feed Company, L.L.C. D 80% - CHS and 20% Pendleton Grain Growers 10/26/94 10/26/94 Oregon Plains Liquor LLC D Don Olson 50% and Dan Ostendorf 50% 05/18/10 05/18/10 Minnesota PLC Insurance Agency, Inc. D 100% CHS 09/30/09 09/30/09 Minnesota RosAgrolnvest LLC F 100% Oregana Co. Ltd. 03/13/09 12/22/09 Russian Federation Russell Consulting Group, L.L.C. D CHS Hedging LLC owns 65.6% , Russell Consulting, Inc. owns 34.4% 12/30/99 06/29/07 Nebraska S.C. Silotrans S.R.L. F 95.94% Agri Point Ltd.; 4.06% S.C.Schenker Romtrans S.A. 08/18/97 01/10/11 Romania S.P.E. CHS Plant Extracts Ltd. F 100% CHS Industries Ltd. 11/16/00 02/09/12 Israel SC Nutron SRL F Agri Point Ltd 11/15/11 09/26/14 Sinav Limited F 100% CHS 10/19/11 06/04/14 England Solbar Europe BV F 100% CHS Israel Protein Foods Ltd 05/17/04 02/09/12 Amsterdam, The Netherlands Southeast Propane, LLC-Dissolved as of 10/1/15 D 100% CHS-Valley City 07/31/00 05/05/14 North Dakota Southwest Crop Nutrients, LLC D %Ala 70.1)ULO /0, IJUU9e Laty %Amp Exchange 33.33%, The Plains Equity Exchange and Co- operative Union 3.2258%, The Elkhart Cooperative 1.6129%, The Offerle Cooperative Grain and Supply Co 1.6129%, Sublette t^e.".........,41...e. 4 C4100/ 09/09/04 09/04/07 Kansas St. Hilaire Aq Insurance, Inc. D 100% CHS 02/20/90 08/09/96 Minnesota St. Paul Maritime Corporation D 100% CHSC 08/18/95 08/18/95 Minnesota The Farmer's Elevator Company of Lowder D 100% CHS 12/20/05 08/09/10 Illinois United Country Brands LLC D 100% CHS 01/05/00 01/05/00 Delaware Wagner Gas & Electric, Inc. D 100% CHS-LCC Co-op 04/21/77 11/08/12 Wisconsin Watertown Crop Nutrients LLC D 70% CHS, 30% Watertown Cooperative Elevator 05/19/11 10/25/11 South Dakota Page 3

SCHEDULE 5.5 FINANCIAL STATEMENTS 1. Consolidated Balance Sheets, Income Statement, and Statements of Operations and Cash Flows for the 3-months ended November 30, 2015 as presented in the Company's Form 10-Q filed with the SEC on January 7, 2016.

SCHEDULE 5.6 RESTRICTIONS ON DEBT 1. $60,000,000 5.60% Series E Senior Notes due October 18, 2017, issued pursuant to Note Purchase Agreement dated as of October 18, 2002 among the Company and each of the investors listed on the Purchase Schedule attached thereto. 2. $400,000,000 6.18% Series I Senior Notes dated October 4, 2007 due October 4, 2017, issued pursuant to Note Purchase Agreement dated as of October 4, 2007 among the Company and each of the investors listed on the Purchase Schedule attached thereto. 3. $50,000,000 5.78% Series J Notes dated February 8, 2008 due February 8, 2018 issued pursuant to Note Purchase and Private Shelf Agreement dated as of April 13, 2004 among the Company and The Prudential Insurance Company and certain affiliates thereof (the "Shelf Agreement") and $150,000,000 Private Shelf Facility established thereunder, including all amendments thereto. 4. $100,000,000 4.00% Series K Notes dated November 23, 2010 due November 23, 2020 issued pursuant to the Shelf Agreement. 5. Loan Agreement (Term Loan) between CHS Inc. and European Bank for Reconstruction and Development dated January 5, 2011. 6. $130,000,000 4.08% Series L Senior Notes Due June 9, 2019; $160,000,000 4.52% Series M Senior Notes Due June 9, 2021; $130,000,000 4.67% Series N Senior Notes Due June 9, 2023; and $80,000,000 4.82% Series 0 Senior Notes Due June 9, 2026, issued pursuant to Master Note Purchase Agreement dated as of June 9, 2011 among the Company and each of the investors listed on the Purchase Schedule attached thereto. 7. $100,000,000 4.71% Series P Senior Notes due March 15, 2033, issued pursuant to Master Note Purchase Agreement dated as of June 9, 2011 among the Company and each of the investors listed on the Purchase Schedule attached thereto. 8. $80,000,000 3.85% Series Q Senior Notes due July 10, 2025, issued pursuant to Master Note Purchase Agreement dated as of June 9, 2011 among the Company and each of the investors listed on the Purchase Schedule attached thereto. 9. $100,000,000 3.80% Series R Senior Notes due July 12, 2025, issued pursuant to Master Note Purchase Agreement dated as of June 9, 2011 among the Company and each of the investors listed on the Purchase Schedule attached thereto. 10. 2015 Credit Agreement (10-Year Term Loan), dated September 4, 2015, by and between CHS Inc., CoBank, ACB, as a syndication party and as the administrative agent for the benefit of all present and future syndication parties, and the other syndication parties party thereto.

11. 2015 Amended and Restated Credit Agreement (5-Year Revolving Loan), dated September 4, 2015, by and between CHS Inc., CoBank, ACB, as a syndication party and as the administrative agent for the benefit of all present and future syndication parties, Wells Fargo Bank, National Association, as syndication agent, and the other syndication parties party thereto. 12. $250 Million Pre-Export Credit Agreement dated as of September 24, 2013 by and among CHS Agronegocio Industria e Comercio Ltda., the Company as Guarantor, Credit Agricole Corporate and Investment Bank, Merrill Lynch, Pierce, Fenner & Smith Incorporated and a syndicate of lenders. 13. $50 Million Pre-Export Credit Agreement dated as of May 13, 2015 by and among CHS Agronegocio Industria e Comercio Ltda., the Company as Guarantor, and Mizuho Bank (USA).

SCHEDULE 5.12 INTELLECUAL PROPERTY None.

SCHEDULE 5.16

EXISTING DEBT

EXISTING INDEBTEDNESS > $10 million
CHS Inc. & Subsidiaries

Short-term Notes		
CHS 5 yr Revolver	3,000,000,000	(commitment - actual drawn was $450,000,000 on 11/30/15)
Trade Finance - Brazil	213,579,001	(uncommitted)
Pre-Export Facility – Brazil	250,000,000	(commitment – actual drawn was $205,000,000 as of 11/30/15)
Trade Finance – Barter (Brazil)	72,651,002	(uncommitted) Includes $11,096,998 of long term
Trade Finance – Shanghai	8,501,945	(uncommitted)
Trade Finance – Romania	5,220,998	(uncommitted) – security interest in goods financed
Trade Finance – Australia	36,255,691	(uncommitted) – security interest in inventory financed
Trade Finance – CZL	26,925,548	(uncommitted)
Trade Finance – Singapore	173,833,770	(uncommitted) – security interest in goods financed
	3,786,967,955	
Private Placements		
Private Placement series E	18,461,537	
Private Placement series I	160,000,000	
Prudential PP series J	30,000,000	
Prudential PP series K	100,000,000	
Private Placement Series L-O	500,000,000	
Private Placement Series P	100,000,000	
Private Placement Series Q	80,000,000	
Private Placement Series R	100,000,000	
	1,088,461,537	
Other Debt		
Farm Credit Banks - 10 yr Term (12/12/07)	75,000,000	
Farm Credit Banks – 10 yr Term (9/4/15)	600,000,000	(commitment – actual drawn was $0 on 11/30/15)
European Bank for Rec & Dev - Term	31,882,475	
Brazil 5 yr Pre-Export Mizuho Facility	50,000,000	
Brazil BNDES Term Loans	13,079,406	(security interest in silos financed)
Guarantee for TCN Brazil - Bank of America	20,464,343	(exposure on 11-30-15 was $17,866,569 balance drawn)
Guarantee for Temco (JV) – MUFG	125,000,000	(exposure on 11-30-15 was $10,750,000 balance drawn)
Guarantee for Temco Kalama, Washington Terminal Elevator JV Term Loan Agreement	60,000,000	(exposure on 11-30-15 was $60,000,000 balance drawn)
Capital Lease Obligations	123,231,472	Includes both short and long term obligations
	498,657,696	
Consolidated Total	**$5,374,087,188**

EXHIBIT 1.1(a) [FORM OF SERIES S SENIOR NOTE] CHS INC. SERIES S SENIOR NOTE DUE JANUARY 25, 2023 No. RS-1 1 $r [Date] PPN: 12542R J*2 FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [ ], or registered assigns, the principal sum of 1 DOLLARS ($1 1) (or so much thereof as shall not have been prepaid) on January 25, 2023, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate (as defined in the Note Purchase Agreement referred to below) with respect to this Note from the date hereof, payable semiannually, on the 25th day of January and July in each year, commencing with the January or July next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Fargo Bank, National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Series S Senior Notes (herein called the "Notes") issued pursuant to the Master Note Purchase Agreement, dated as of January 14, 2016 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (a) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (b) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the DB1/ 84912103.8 person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. CHS INC. By: Name: Title: Exhibit 1.1(a)-2 DB1/ 84912103.8

EXHIBIT 1.1(b) [FORM OF SERIES T SENIOR NOTE] CHS INC. SERIES T SENIOR NOTE DUE JANUARY 25, 2025 No. RT-[ $r [Date] PPN: 12542R J@0 FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [ ], or registered assigns, the principal sum of [ DOLLARS ($[ ]) (or so much thereof as shall not have been prepaid) on January 25, 2025, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate (as defined in the Note Purchase Agreement referred to below) with respect to this Note from the date hereof, payable semiannually, on the 25th day of January and July in each year, commencing with the January or July next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Fargo Bank, National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Series T Senior Notes (herein called the "Notes") issued pursuant to the Master Note Purchase Agreement, dated as of January 14, 2016 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (a) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (b) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the DB1/ 84912103.8 person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. CHS INC. By: Name: Title: Exhibit 1.1(b)-2 DB1/ 84912103.8

EXHIBIT 1.1(c) [FORM OF SERIES U SENIOR NOTE] CHS INC. SERIES U SENIOR NOTE DUE JANUARY 25, 2027 No. RU-[ ] $f [Date] PPN: 12542R J#8 FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [ ], or registered assigns, the principal sum of [ DOLLARS ($[ ]) (or so much thereof as shall not have been prepaid) on January 25, 2027, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate (as defined in the Note Purchase Agreement referred to below) with respect to this Note from the date hereof, payable semiannually, on the 25th day of January and July in each year, commencing with the January or July next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Fargo Bank, National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Series U Senior Notes (herein called the "Notes") issued pursuant to the Master Note Purchase Agreement, dated as of January 14, 2016 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (a) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (b) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the DB1/ 84912103.8 person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. CHS INC. By: Name: Title: Exhibit 1.1(c)-2 DB1/ 84912103.8

EXHIBIT 1.1(d) [FORM OF SERIES V SENIOR NOTE] CHS INC. SERIES V SENIOR NOTE DUE JANUARY 25, 2028 No. RV-[ $1 [Date] PPN: 12542R K*0 FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [ ], or registered assigns, the principal sum of [ DOLLARS ($[ ]) (or so much thereof as shall not have been prepaid) on January 25, 2028, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate (as defined in the Note Purchase Agreement referred to below) with respect to this Note from the date hereof, payable semiannually, on the 25th day of January and July in each year, commencing with the January or July next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Fargo Bank, National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Series V Senior Notes (herein called the "Notes") issued pursuant to the Master Note Purchase Agreement, dated as of January 14, 2016 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (a) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (b) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the DB1/ 84912103.8 person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. CHS INC. By: Name: Title: Exhibit 1.1(d)-2 DB1/ 84912103.8

EXHIBIT 1.1(e) [FORM OF SERIES W SENIOR NOTE] CHS INC. SERIES W SENIOR NOTE DUE JANUARY 25, 2031 No. RW-[ ] $[ [Date] PPN: 12542R K@8 FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [ ], or registered assigns, the principal sum of [ DOLLARS ($[ ]) (or so much thereof as shall not have been prepaid) on January 25, 2031, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate (as defined in the Note Purchase Agreement referred to below) with respect to this Note from the date hereof, payable semiannually, on the 25th day of January and July in each year, commencing with the January or July next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Fargo Bank, National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Series W Senior Notes (herein called the "Notes") issued pursuant to the Master Note Purchase Agreement, dated as of January 14, 2016 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (a) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (b) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the DB1/ 84912103.8 person in whose name this Note is registered as the owner hereof for the purnos - of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is subject to prepayment, in -v/hole or from thne to time in part, at the times and on the terns speci tied in the Note Purchase Agreement, but not othern ise. if an Event of II-2Tault occurs and 1 continuing„ the principal of this Note ma: ,./- be declared or otherwise become due and payable in the planner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement. 'This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law , of the State of New York excluding ehoire-of-law principles of the la-A - of such State that would permit the application of the laws of a jurisdiction other than such State. inn. Eyilib it 1 .1(4.2 Di31/ 1149 12 103.8

EXHIBIT El(f) [FORM OF SERIES X SENIOR NOTE] INC.. SERIES X SENIOR NOTE DUE JAN TARY 25, 2036 No. RX-[ $[ [Date ] PPN: 12542R K#6 FOR. VALUE RECEIVED, the undersigned, CUSS Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [ ], or registered assigns, the principal sum of [ DOLLARS ($[ ]) (or so much thereof as shall not have been prepaid) on January 25, 2036, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate (as defined in the Note Purchase Agreement referred to below) with respect to this Note from the date hereof, payable semiannually, on the 25th day of January and July in each year, commencing with the January or July next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Faro Bank, National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Series X Senior Notes (herein called the "Notes") issued pursuant to the Master Note Purchase Agreement, dated as of January 14, 2016 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (a) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (b) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the DB1/ 84912103.8 person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. CIIS INC. By: Name: Title: Exhibit 1.1(0-2 DB1/ 84912103.8

EXHIBIT 1.2 FORM OF SUPPLEMENT See attached. DB1/ 84912103.8

EXHIBIT 1.2 CHS INC. [ ] SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT Dated as of [ ], 20 LA Re: $[ ] []% Series [ ] Senior Notes due DB1/ 86049807.2

CHS INC. 5500 Cenex Drive Inver Grove Heights, MN 55077 [ ] SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT DATED AS OF [ ], 20[___] Dated as of [ ] TO EACH OF THE PURCHASERS LISTED IN THE ATTACHED SCHEDULE A: Ladies and Gentlemen: This [Number] Supplement to Master Note Purchase Agreement (the "[ ] Supplement" or "this Agreement") is among CHS Inc., a nonstock agricultural cooperative corporation organized under the laws of the State of Minnesota (the "Company"), and the institutional investor[s] named on the attached Schedule A (the "Purchaser[s]"). Reference is hereby made to the Master Note Purchase Agreement dated as of January [ ], 2016 (the "Note Purchase Agreement") among the Company and the purchasers listed on Schedule A thereto. Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Note Purchase Agreement. Reference is further made to Section 1.2 of the Note Purchase Agreement, which provides that each series of Additional Notes will be issued pursuant to a Supplement. The Company agrees with the Purchaser[s] as follows: 1. Authorization of the New Series of Additional Notes. The Company has authorized the issue and sale of $[ ] aggregate principal amount of Notes to be designated as its [ ]% Series [ ] Senior Notes due [ ], [ ] (the "Series [ ] Notes"). The Series [ ] Notes, together with the 2016 Notes [and the Series [ ] Notes] heretofore issued pursuant to the Note Purchase Agreement and each series of Additional Notes that may from time to time hereafter be issued pursuant to the provisions of Section 1.2 of the Note Purchase Agreement, are collectively referred to as the "Notes" (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series [ ] Notes shall be substantially in the form set out in Exhibit 1 to this [ ] Supplement, with such changes therefrom, if any, as may be approved by the Purchaser[s] and the Company. 2. Sale and Purchase of Series [ ] Notes. Subject to the terms and conditions herein and in the Note Purchase Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the [ ] Supplemental Closing provided for in Section 3, Series [ ] Notes in the principal amount specified opposite such Purchaser's name in the attached Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of the Purchasers are several and not joint obligations and each Purchaser shall have no liability to any Person for the performance or non-performance by any other Purchaser DB1/ 86049807.2 hereunder. 3. Closing. The sale and purchase of the Series [ ] Notes to be purchased by the Purchasers shall occur at the offices of [ ] at 9:00 a.m., [ ] time, at a closing (the "[ ] Supplemental Closing") on [ ], [ ] or on such other Business Day thereafter on or prior to [ ], [ ] as may be agreed upon by the Company and the Purchasers. At the [ ] Supplemental Closing, the Company will deliver to each Purchaser the Series [ ] Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Series [ ] Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of the [ ] Supplemental Closing and registered in such Purchaser's name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [ ] at [Name and Address of Bank], ABA No. [ ]. If at the [ ] Supplemental Closing the Company fails to tender such Series [ ] Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment. 4. Conditions to [ ] Supplemental Closing. Each Purchaser's obligation to purchase and pay for the Series [ ] Notes to be sold to such Purchaser at the [ ] Supplemental Closing is subject to the fulfillment to such Purchaser's reasonable satisfaction, prior to or at the [ ] Supplemental Closing, of the following conditions: (a) [Representations and Warranties. Each of the representations and warranties of the Company set forth in Schedule 4 attached hereto shall be correct when made and as of the date of the [ ] Supplemental Closing.] [Insert here additional conditions to [ ] Supplemental Closing] 5. [Insert here special payment provisions for Series [ ] Notes including prepayment provisions]. (a) [Required Prepayments] [Maturity] . [As provided therein, the entire unpaid principal balance of the Series [ ] Notes shall be due and payable on the stated maturity date thereof.] [On [ ], 20[_] and on each [ ] thereafter to and including [ ], 20[ ]the Company will prepay $[ ] principal amount (or such lesser principal amount as shall then be outstanding) of the Series [ ] Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Series [ ] Notes pursuant to Section 8.3 of the Note Purchase Agreement, the principal amount of each required prepayment of the Series [ ] Notes becoming due under this Section [ ] on and after the date of such prepayment shall be DB1/ 86049807.2 reduced in the same proportion as the aggregate unpaid principal amount of the Series [ ] Notes is reduced as a result of such prepayment.] 6. Representations of the Purchasers. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series [ ] Notes by such Purchaser. 7. Applicability of Note Purchase Agreement. Except for those terms and provisions set forth on Schedule 7 attached hereto the Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement. 8. References. All references in the Note Purchase Agreement and all other instruments, documents and agreements relating thereto, or entered into in connection therewith, shall be deemed to refer to the Note Purchase Agreement, as supplemented by this [ ] Supplement. 9. Notices. All notices and communications provided to any Purchasers under this [ ] Supplement or the Note Purchase Agreement shall be in writing and sent in the manner specified in Section 18 of the Note Purchase Agreement to such Purchaser or its nominee (as applicable) at the address specified for such communications in Schedule A to this [ ] Supplement, or at such other address as such Purchaser or its nominee shall have specified to the Company in writing. 10. Governing Law. This [ ] Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. 11. Additional Provisions. [Here insert any additional provisions]. DB1/ 86049807.2

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement. Very truly yours, CHS INC. By: Name: Title: The foregoing is agreed to as of the date thereof. [ADD PURCHASER SIGNATURE BLOCKS] DB1/ 86049807.2

[CONFIRMATION Each of the undersigned acknowledges receipt of the foregoing [ ] Supplement to Master Note Purchase Agreement dated as of [ ], 20[_] and confirms the continuing validity and enforceability against such undersigned of the Guaranty to which such undersigned is a partyi l [ADD SIGNATURE BLOCKS FOR EACH GUARANTOR] To the extent there are any guarantees provided in connection with any Note, such guarantors should provide this confirmation in connection with the issuance of the Series [ ] Notes. DB1/ 86049807.2

Schedule A INFORMATION RELATING TO PURCHASERS Name and Address of Purchaser Principal Amount of Series [ ] Notes to be Purchased Register Notes in name of (1) All scheduled payments of principal and interest by wire transfer of immediately available funds to: with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, premium, or interest For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above. (2) All notices of payments and written confirmations of such wire transfers: (3) Original notes delivered to: (4) All other communications: (5) Tax ID No. DB1/ 86049807.2

SCHEDULE 4 TO SUPPLEMENT SUPPLEMENTAL REPRESENTATIONS The Company represents and warrants to each Purchaser that, except as hereinafter set forth in this Schedule 4, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all material respects as of the date hereof with respect to the Series [ ] Notes with the same force and effect as if each reference to "2016 Notes" set forth therein was modified to refer to the "Series [ ] Notes" and each reference to "this Agreement" therein was modified to refer to the Note Purchase Agreement as supplemented by the [ ] Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement that are supplemented hereby: [Add any additional Sections as appropriate at the time the Series [ ] Notes are issued and any exceptions to the representations and warranties] DB1/ 86049807.2

SCHEDULE 7 TO SUPPLEMENT DB1/ 86049807.2

EXHIBIT 1 TO SUPPLEMENT FORM OF SERIES [ ] NOTE DB1/ 86049807.2

EXHIBIT 4.4(a) FORM OF OPINION OF SPECIAL COUNSEL FOR THE COMPANY See attached. DB1/ 84912103.3

DW DRAFT 1/13/16 [DW Letterhead] January , 2016 To the Purchasers identified on Schedule A to the Note Purchase Agreement (as defined herein) Dated January [ ], 2016 Re: CHS Inc. Master Note Purchase Agreement Ladies and Gentlemen: We have acted as special counsel to CHS Inc., a cooperative corporation formed under the laws of the State of Minnesota (the "Company"), in connection with the documents listed on Schedule 1 attached hereto (the "Transaction Documents"). This opinion is being delivered to each of the purchasers (the "Purchasers") identified on Schedule A of the Note Purchase Agreement (as defined on Schedule 1 hereto) at the request of the Company pursuant to Section 4.4 of the Note Purchase Agreement. Capitalized terms defined in this opinion and in the schedules hereto are used herein and therein as so defined. Capitalized terms used in this opinion and in the schedules hereto that are not defined herein or therein shall have the meanings given such terms in the Note Purchase Agreement. In connection with this opinion, we have examined the Transaction Documents and the following documents: (i) a copy of the amended and restated articles of incorporation of the Company certified as of January [ ], 2016 as a true copy by the Minnesota Secretary of State, and a copy of the bylaws of the Company certified as of January [ ], 2016 as a true copy by the Secretary of the Company (collectively, the "Constituent Documents"); (ii) a certificate of good standing concerning the Company from the Minnesota Secretary of State issued January [ ], 2016 (the "Good Standing Certificate"); and (iii) a certificate of an officer of the Company certifying as to a copy of resolutions of the Board of Directors of the Company adopted [ ], 2015, incumbency with respect to officers of the Company, the Constituent Documents, and certain other matters relating to the Investment Company Act of 1940 and Regulations T, U and X of the Board of Governors of the Federal Reserve System. We have also examined such other documents, and have reviewed such questions of law, as we have considered necessary and appropriate for the purposes of this opinion. In addition, as to questions of fact material to the opinions hereinafter expressed, we have, when relevant facts were not independently established by us, relied upon certificates (including those referenced in

The Purchasers January [ ] , 2016 Page 2 items (i) and (iii) above) and opinions of the Company, its officers and of public officials, and we have assumed that all such facts are true and correct as of the date of this opinion. We have not independently examined the records of any court or public office in any jurisdiction (other than as specifically identified in items (i) and (ii) above), and our opinion is subject to matters which examination of such records would reveal. Our opinions expressed below as to certain factual matters are qualified as being limited "to our actual knowledge" or by other words to the same or similar effect. Such words, as used herein, mean that prior to or during the course of this firm's representation of the Company in connection with the specific transactions contemplated by the Transaction Documents, no contrary information came to the attention of David Swanson, Steven Khadavi, or Thomas Ryan, the attorneys in our firm who have represented the Company in connection with the transactions contemplated by the Transaction Documents and the preparation of this opinion. Our opinions in clause (i) of Paragraph 3 and Paragraph 4 below are limited to (x) our actual knowledge, if any, of the specifically regulated business activities and properties of the Company based solely upon an officer's certificate in respect of such matters and without any independent investigation or verification on our part and (y) laws and regulations normally applicable to transactions of the type contemplated in the Transaction Documents and do not extend to licenses, permits and approvals necessary for the conduct of the Company's business. In rendering such opinions, we have not conducted any independent investigation of the Company or consulted with other attorneys in our firm with respect to the matters covered thereby. No inference as to our knowledge with respect to the factual matters upon which we have so qualified our opinions should be drawn from the fact of our representation of the Company. In rendering the opinions expressed below, we have assumed, without verification, that: (A) Each of the parties to the Transaction Documents, other than the Company, is organized, validly existing and in good standing in its respective jurisdiction of organization. (B) Each of the parties to the Transaction Documents, other than the Company, has the full corporate or similar power and authority to enter into and perform its respective obligations described in the Transaction Documents. (C) Each of the Transaction Documents has been executed and delivered by the appropriate parties, other than the Company, and all necessary steps have been taken to authorize the execution, delivery and performance by such parties (other than the Company) of the Transaction Documents. (D) The representations and warranties of each of the parties contained in the Transaction Documents with respect to factual matters are true and correct as of the date of this opinion and all other statements of fact contained in the Transaction Documents are true, but no statements as to law or conclusions of law

The Purchasers January [ 1, 2016 Page 3 in the Transaction Documents which are expressly addressed by this opinion are assumed to be true. (E) All signatures on the Transaction Documents are genuine, all documents submitted to us as originals, if any, are authentic and all copies submitted to us conform to original documents which are themselves authentic original documents. (F) Each Transaction Document constitutes the valid, binding and enforceable obligations of each of the parties thereto, other than the Company, and each of the parties thereto, other than the Company, has the legal capacity to enter into and be bound by such Transaction Document. (G) All natural persons executing and delivering the Transaction Documents have the legal capacity for all purposes relevant hereto to do so. (H) The execution and delivery of the Transaction Documents, the performance and consummation of the transactions described therein or contemplated thereby, and compliance with the terms and observance of the conditions thereof will not conflict with, result in a breach or violation of, constitute a default under, or violate any of the terms, provisions or conditions of (i) the articles of incorporation or other similar constitution document of any party thereto, other than the Company, or (ii) any material indenture, mortgage, deed of trust, lease, document, agreement or other instrument to which any party thereto, including the Company, or by which any of them or their properties are bound, including, without limitation, the documents, agreements and other instruments relating to any material financing transaction to which any party thereto is a party, including the Company (other than, to the extent covered by our opinions in paragraph 3 below, the agreements and instruments of the Company set forth on Schedule 2 hereto). Based upon the foregoing and upon such investigation as we have deemed necessary, and subject to the qualifications set forth below, we are of the opinion that: 1. Based solely on the Good Standing Certificate, the Company is a cooperative corporation that is validly existing and in good standing under the laws of the State of Minnesota. 2. The Company has the corporate power to execute, deliver and perform each of the Transaction Documents, and has taken all requisite corporate action to authorize the execution, delivery and performance of each of the Transaction Documents. Each of the Transaction Documents has been duly executed and delivered by the Company.

The Purchasers January [ ] , 2016 Page 4 3. The execution, delivery and performance of the Transaction Documents by the Company do not and will not (i) violate or cause a breach of any statute of the United States or the States of Minnesota or New York, or any rule or regulation of any governmental authority or regulatory body of the United States or the States of Minnesota or New York (including without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System) or (ii) violate or cause a breach of, or constitute a default under, (A) any provision of the Constituent Documents or (B) the agreements and instruments of the Company set forth on Schedule 2 hereto (other than violations of any financial covenant, financial test or any other provision requiring calculations or applications of formulas to determine compliance contained in such agreements and instruments, as to which we give no opinion). 4. No order, consent, approval, authorization of, or registration or filing with, any State of Minnesota or New York or federal governmental authority is required to be obtained or made by the Company to make valid and legally binding the execution, delivery and performance by the Company of its agreements under any Transaction Document, except such as have been obtained or made. 5. Each of the Transaction Documents has been executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms. 6. Assuming the representations made by the Company and the Purchasers set forth in the Note Purchase Agreement are true and correct, and subject to the compliance of the Company and the Purchasers with applicable securities laws and regulations and the covenants and agreements of the Note Purchase Agreement, the offer, sale, issuance and delivery of the Notes to the Purchasers, in the manner contemplated by the Note Purchase Agreement, is exempt from the registration requirements of the Securities Act of 1933. 7. The Company is not required, nor after giving effect to the consummation of the transactions contemplated by the Transaction Documents, will be required, to register as an "investment company" under the Investment Company Act of 1940, as amended. 8. It is not necessary in connection with the offering, sale and delivery of the Notes purchased by the Purchasers at the Closing, under the circumstances contemplated by the Note Purchase Agreement, to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended. SCOPE OF OPINION Our opinions set forth above are further subject to the following additional qualifications: (a) Our opinions expressed above are limited to the laws of the States of Minnesota and New York and the federal laws of the United States of America. We assume no

The Purchasers January [ , 2016 Page 5 responsibility as to the applicability to this transaction, or the effect thereon, of the laws of any other jurisdiction. (b) Our opinions are subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer, statutes of limitation, or other similar laws and judicial decisions affecting or relating to the rights of creditors generally, and are further subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, estoppel, election of remedies and other similar doctrines affecting the enforcement of agreements generally (regardless of whether enforcement is considered in a proceeding at law or in equity). In addition, the availability of specific performance, injunctive relief, the appointment of a receiver, marshalling of assets, stay or other equitable remedies is subject to the discretion of the tribunal before which any proceeding therefor may be brought, unless such discretion is limited by an applicable statute. (c) Our opinions are further subject to other laws and judicial decisions affecting the rights of creditors generally, including, without limitation, that we express no opinion as to the enforceability of provisions of any Transaction Document to the extent it contains: (i) choice of law or forum selection provisions, or any provision which purports to confer jurisdiction upon any court or other tribunal; (ii) waivers by the Company of any statutory or constitutional rights, defenses or remedies, or the right to recover certain types of damages, or the right to impose counterclaims, or of statutes of limitation or the tolling thereof; (iii) cumulative remedies to the extent such cumulative remedies purport to compensate, or would have the effect of compensating, the party entitled to the benefits thereof in an amount in excess of the actual loss suffered by such party; (iv) provisions requiring the Company to pay any prepayment premium, default interest rate, early termination fee or other form of liquidated damages, if the payment of such premium, interest rate, fee or damages may be construed as unreasonable in relation to actual damages or disproportionate to actual damages suffered by the Purchaser as a result of such prepayment, default or termination; (v) provisions to the effect that the terms of any document may not be waived or modified orally or by course of conduct; (vi) provisions which purport to establish evidentiary standards; (vii) provisions which purport to grant powers of attorney to any Person; (viii) provisions which excuse any Person or entity from liability for, or require any Person or entity to indemnify any other Person or entity against, the indemnified

The Purchasers January [ ], 2016 Page 6 Person's or entity's negligence or willful misconduct, or any other indemnification agreement which may be contrary to public policy. (d) Except as set forth in Paragraphs 3, 4 and 6, we express no opinion as to compliance or the effect of noncompliance by the Company with any state or federal laws or regulations applicable to the Company in connection with the transactions described in the Transaction Documents. (e) We express no opinion as to compliance or the effect of noncompliance by the Purchasers with any state or federal laws or regulations applicable to the Purchasers in connection with the transactions described in the Transaction Documents. (f) In rendering our opinion in Paragraph 4, we are only opining as to consents, approvals, authorizations, registrations, declarations and filings necessary for the Company to execute, deliver and perform its obligations under the Transaction Documents, and we express no opinion with respect to any consent, approval, authorization from, or any registration, declaration or filing with, any governmental authority or agency required generally in connection with the day-to-day business or operations of the Company. (g) We express no opinion regarding any federal securities laws (except as set forth in Paragraph 6), or the securities or "Blue Sky" laws of any state. (h) Minnesota Statutes § 290.371, Subd. 4, provides that any corporation required to file a Notice of Business Activities Report does not have a cause of action upon which it may bring suit under Minnesota law unless the corporation has filed a Notice of Business Activities Report and provides that the use of the courts of the State of Minnesota for all contracts executed and all causes of action that arose before the end of any period for which a corporation failed to file a required report is precluded. Insofar as our opinion may relate to the valid, binding and enforceable character of any agreement under Minnesota law or in a Minnesota court, we have assumed that any party seeking to enforce such agreement has at all times been, and will continue at all times to be, exempt from the requirement of filing a Notice of Business Activities Report or, if not exempt, has duly filed, and will continue to duly file, all Notice of Business Activities Reports. In addition, in certain circumstances specified in Minnesota Statutes, Section 290.371, subdivision 2, a corporation may be exempt from filing a Notice of Business Activities Report. Insofar as the foregoing opinion may relate to the enforceability of any agreement under Minnesota law or in a Minnesota court, we have assumed that any party seeking to enforce any such agreement has either (i) at all times been, and will continue at all times to be, exempt from the requirement of filing a Notice of Business Activities Report or, if not exempt, has duly filed, and will continue to duly file, all Notice of Business Activities Reports, or (ii) complied with the requirements of Minnesota Statutes, Section 290.371, subd. 4, par. (c).

The Purchasers January [ 1, 2016 Page 7 The opinions expressed herein are based on an analysis of existing laws and court decisions and cover certain matters not directly addressed by such authorities. This opinion is solely for the benefit of the Purchasers (and successors and assigns permitted under the terms of the Note Purchase Agreement) in connection with the transaction described in this letter, may not be relied upon by the addressee hereof for any other purpose, and may not be relied upon or used by, circulated, quoted or referred to, nor may copies hereof be delivered to, another person or entity for any purpose without our prior written consent, except that this opinion may be disclosed to, but not relied upon by, the National Association of Insurance Commissioners. No use of or reliance on this opinion by any party, including, without limitation, the Purchasers, shall establish or imply an attorney-client relationship between such relying party and this firm with respect to the Transaction Documents or the transactions contemplated by the Transaction Documents, and such relying party by using or relying on our opinion disclaims any such attorney-client relationship with respect to the Transaction Documents or the transactions contemplated by the Transaction Documents for any purpose without our prior written approval. We disclaim any obligation to update this opinion letter for events occurring or coming to our attention, or any changes in the law taking effect, after the date hereof. Very truly yours, Dorsey & Whitney LLP DPS/SK Attachments: Schedule 1 — Transaction Documents Schedule 2 — Agreements and Instruments

1. Master and each Opinion of Dorsey Transaction Documents Schedule 1 & Whitney LLP January [ ], 2016 the Company Note Purchase Agreement dated as of January [ ], 2016, among of the purchasers party thereto ("Note Purchase Agreement"). 2. $[ ] of the Company's Series S Senior Notes Due [ ], 20[_] 3. $[ ] of the Company's Series T Senior Notes Due [ ], 201 1 4. $[ ] of the Company's Series U Senior Notes Due [ ], 20[__] 5. $[ ] of the Company's Series V Senior Notes Due [ ], 20[_] 6. $[ ] of the Company's Series W Senior Notes Due [ ], 20[_] 7. $[ ] of the Company's Series X Senior Notes Due [ ], 20[_ ___] Sch. 1-1

Schedule 2 Opinion of Dorsey & Whitney LLP January [__] , 2016 Agreements and Instruments 1. Limited Liability Company Agreement for Wilsey-Holsum Foods, LLC, dated July 24, 1996 2. Limited Liability Company Agreement for United Harvest, LLC dated November 9, 1998 3. Amended and Restated Credit Agreement among National Cooperative Refinery Association, various Lenders and CoBank, ACB dated January 31, 2011 a. First Amendment to Amended and Restated Credit Agreement dated December 16, 2011 4. Limited Liability Company Agreement dated August 26, 2002, between Cenex Harvest States Cooperatives and Cargill, Inc., with respect to TEMCO a. Amended and Restated Limited Liability Company Agreement dated February 1, 2012, between CHS, Inc. and Cargill Incorporated 5. Purchase and Sale Agreement between Cofina Funding, LLC and Cofina Financial, LLC dated August 10, 2005 a. Lockbox Agreement dated August 10, 2005 b. Custodian Agreement between Cofina Funding, LLC, U.S. Bank National Association as Trustee, and U.S. Bank National Association, as Custodian, dated August 10, 2005 c. Servicing Agreement between Cofina Funding, LLC, Cofina Financial, LLC, and U.S. Bank National Association as Trustee dated August 10, 2005 d. Amended and Restated Base Indenture between Cofina Funding, LLC and U.S. Bank National Association dated December 23, 2010 i. Amendment No. 1 to the Amended and Restated Base Indenture dated February 10, 2012 ii. Series 2005-A Supplement to the Base Indenture dated August 10, 2005 iii. Omnibus Amendment and Agreement between Cofina Funding, LLC, Cofina Financial LLC, Cenex Finance Association, Inc., Bank Hapoalim B.M., and U.S. Bank National Association, dated August 30, 2005 iv. Series 2005-B Supplement to the Base Indenture dated November 18, 2005 Sch. 2-1

v. Series 2006-A Supplement to the Base Indenture dated February 21, 2006 vi. Omnibus Amendment and Agreement dated May 11, 2007 vii. Series 2006-B Supplement to the Base Indenture dated May 16, 2006 viii. Omnibus Amendment and Agreement No. 2, dated October 1, 2007 ix. Omnibus Amendment and Agreement No. 3 dated May 16, 2008 x. Series 2008-A Supplement to the Base Indenture dated November 1, 2008 xi. Amendment No. 3 to Series 2008-A Supplement to the Base Indenture dated November 12, 2010 xii. Series 2010-A Supplement dated December 23, 2010 e. Amended and Restated Loan Origination and Participation Agreement between AgStar Financial Services, PCA d/b/a ProPartners Financial, CHS Inc. and Cofina Financial, LLC dated October 31, 2006 i. Amendment to the Amended and Restated Loan Origination Agreement ii. Amendment to the Amended and Restated Loan Origination Agreement iii. Amendment to the Amended and Restated Loan Origination Agreement f. Loan Origination and Participation Agreement among AgStar Financial Services, PCA, d/b/a ProPartners Financial, Cofina Financial, LLC and Cofina ProFund LLC dated December 31, 2010 6. Commercial Paper Dealer Agreement between CHS Inc. and SunTrust Capital Markets, Inc. dated October 6, 2006 7. Commercial Paper Placement Agreement between CHS Inc. and M&I Marshall & Ilsley Bank dated October 30, 2006 8. Bond Purchase Agreement between National Cooperative Refinery Association and City of McPherson, Kansas, dated December 18, 2006 a. Taxable Industrial Revenue Bond Series 2006 b. Trust Indenture between City of McPherson, Kansas and Security Bank of Kansas City, as Trustee 9. 10 Year Term Loan Credit Agreement between CoBank, ACB and CHS Inc. dated December 12, 2007 Sch. 2-2

a. First Amendment to the Term Loan Credit Agreement dated May 1, 2008 b. Second Amendment to the Term Loan Credit Agreement dated June 2, 2010 c. Third Amendment to the Term Loan Credit Agreement dated September 27, 2011 d. Fourth Amendment to the Term Loan Credit Agreement dated June 26, 2013 e. Fifth Amendment and Waiver, dated September 4, 2015, to the Credit Agreement (10-Year Term Loan), dated December 12, 2007 10. CHS Inc. $50,000,000 Private Shelf Facility Agreement dated August 11, 2008 11. Revolving Loan Agreement between CHS Inc. and European Bank for Reconstruction and Development dated November 30, 2010 12. Revolving Credit Agreement ($40 million) between CHS Inc. and Sumitomo Mitsui Banking Corporation dated December 22, 2010 13. Loan Agreement (Term Loan) between CHS Inc. and European Bank for Reconstruction and Development dated January 5, 2011 14. Pre-Export Credit Agreement dated September 24, 2013 between CHS Agronegocio Industria e Comercio Ltda., as borrower, CHS Inc., as guarantor, and Credit Agricole Corporate and Investment Bank (Credit Agricole), as administrative agent, Credit Agricole and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners, and the other syndication parties thereto from time to time a. First Amendment to Pre-Export Credit Agreement dated as of October 9, 2015, among CHS Agronegocio Industria e Comercio Ltda., as borrower, CHS Inc., as guarantor, Credit Agricole Corporate and Investment Bank, as administrative agent, and the lenders party thereto 15. 2015 Amended and Restated Credit Agreement (5-Year Revolving Loan), dated September 4, 2015, by and between CHS Inc., CoBank, ACB, as a syndication party and as the administrative agent for the benefit of all present and future syndication parties, Wells Fargo Bank, National Association, as syndication agent, and the other syndication parties party thereto 16. 2015 Credit Agreement (10-Year Term Loan), dated September 4, 2015, by and between CHS Inc., CoBank, ACB, as a syndication party and as the administrative agent for the benefit of all present and future syndication parties, and the other syndication parties party thereto 17. Uncommitted Line of Credit Agreement, dated as of March 7, 2013, by and between CHS Europe S.a r.l. and Sovereign Bank, N.A., Sch. 2-3

18. Facility Letter, dated February 21, 2013, by and among CHS Singapore Trading Company Pte. Ltd., the Company and Australia and New Zealand Banking Group Limited 19. Credit Agreements between CHS Agronegocio Industria e Comericio Ltda. and Itau Unibanco Holding S.A. or its affiliates 20. The following note purchase agreements (collectively, the "Note Purchase Agreements"): a. Amended and Restated Loan Origination and Participation Agreement among AgStar Financial Services, PCA, d/b/a ProPartners Financial, CHS Capital, LLC dated September 1, 2011 i. Amendment No. 1 to Amended and Restated Loan Origination and Participation Agreement dated September 27, 2012 b. Master Note Purchase Agreement dated June 9, 2011, among CHS Inc. and each of the purchasers party thereto ($130,000,000 4.08% Series L Notes due June 9, 2019, $160,000,000 4.52% Series M Notes due June 9, 2021, $130,000,000 4.67% Series N Notes due June 9, 2023, $80,000,000 4.82% Series 0 Notes due June 9, 2026, $100,000,000 4.71% Series P Notes due March 15, 2033, $80,000,000 3.85% Series Q Notes due July 10, 2025) i. First Supplement to Master Note Purchase Agreement dated March 15, 2013 among the Company and each of the purchasers party thereto ii. Amendment No. 1, dated September 4, 2015, to the Note Purchase Agreement dated June 9, 2011 c. Note Purchase Agreement dated October 4, 2007 ($400,000,000 6.18% Series I Senior Notes due October 4, 2017) i. Amendment No. 2, dated September 4, 2015, to the Note Purchase Agreement, dated October 4, 2007 d. Note Purchase Agreement between Cofina Funding, LLC, Victory Receivables Corporation, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, and the Committed Purchasers dated November 21, 2008 i. Amendment No. 1 to the Note Purchase Agreement (Series 2008-A) dated February 25, 2009 ii. Amendment No. 2 to the Note Purchase Agreement (Series 2008-A) dated November 20, 2009 iii. Amendment No. 3 to the Note Purchase Agreement (Series 2008-A) dated November 12, 2010 Sch. 2-4

iv. Amendment No. 4 to the Note Purchase Agreement (Series 2008-A) dated December 23, 2010 v. Amendment No. 5 to the Note Purchase Agreement (Series 2008-A) dated April 13, 2011 vi. Amendment No. 6 to the Note Purchase Agreement (Series 2008-A) dated April 11, 2012 e. Note Purchase Agreement among Cofina Funding, LLC, Nieuw Amsterdam Receivables Corporation, Cooperative Centrale Raiffeisen-Boerenleenbank, B.A. "Rabobank Nederland", New York Branch, and the Financial Institutions dated December 23, 2010 i. Amendment No. 1 to the Note Purchase Agreement (Series 2010-A) dated April 13, 2011 ii. Amendment No. 2 to the Note Purchase Agreement (Series 2010-A) dated June 17, 2011 iii. Amendment No. 3 to the Note Purchase Agreement (Series 2010-A) dated April 11, 2012 E Note Purchase Agreement between Cofina Funding, LLC, Venus Funding Corporation, and Bank Hapoalim, B.M. and committed purchasers, dated November 18, 2005 i. First Amendment to the Note Purchase Agreement dated November 6, 2008 g. Note Purchase Agreement between Cofina Funding, LLC, Venus Funding Corporation, and Bank Hapoalim B.M. dated February 21, 2006 i. First Amendment to the Note Purchase Agreement dated February 20, 2007 ii. Second Amendment to the Note Purchase Agreement dated February 19, 2008 h. Note Purchase Agreement between Cofina Funding, LLC, Voyager Funding Corporation, Bank Hapoalim B.M., and the Committed Purchasers dated May 16, 2006 i. First Amendment to the Note Purchase Agreement dated May 15, 2007 ii. Second Amendment to the Note Purchase Agreement dated May 13, 2008 i. Note Purchase Agreement dated October 18, 2002 ($60,000,000 5.60% Series E Senior Notes due October 18, 2017) Sch. 2-5

i. Amendment No. 1, dated June 9, 2011, to the Note Purchase Agreement, dated October 18, 2002 ii. Amendment No. 2, dated September 4, 2015, to the Note Purchase Agreement, dated October 18, 2002 Note Purchase and Private Shelf Agreement dated April 13, 2004 and $150,000,000 Private Shelf Facility established thereunder, including amendments thereto ($50,000,000 5.78% Series J Notes due February 8, 2018, $100,000,000 4.00% Series K Notes due November 23, 2020, $100,000,000 3.80% Series R Notes due July 12, 2025) k. Note Purchase Agreement between Cofina Funding, LLC, Bank Hapoalim B.M. and the Committed Purchasers, dated August 10, 2005 Sch. 2-6

EXHIBIT 4.4(b) FORM OF OPINION OF GENERAL COUNSEL FOR THE COMPANY See attached. DB1/ 84912103.8

January , 2016 To the Purchasers Listed on Schedule A to the CHS Inc. Master Note Purchase Agreement Dated January [ ], 2016 Re: CHS Inc. Master Note Purchase Agreement Ladies and Gentlemen: I am Executive Vice President and General Counsel of CHS Inc., a cooperative corporation formed under the laws of the State of Minnesota (the "Company") and render this opinion in connection with the execution and delivery of the following documents: (a) Master Note Purchase Agreement dated as of January [ ], 2016, among the Company and each of the purchasers party thereto ("Note Purchase Agreement"); and (b) the Notes delivered as of the Closing Date to the Purchasers pursuant to Section 3 of the Note Purchase Agreement. This opinion is being delivered to the Purchasers at the request of the Company pursuant to Section 4.4 of the Note Purchase Agreement. Capitalized terms used, but not defined herein, shall have the meaning given to such terms in the Note Purchase Agreement, if defined therein. The phrase "to my knowledge" with respect to a statement means that during the course of my representation of the Company, no information that would give me actual knowledge of the inaccuracy of such statement has come to my attention or the attention of those attorneys currently employed by the Company who have rendered legal services in connection with the representation of the Company. Moreover, when the phrase "to my knowledge" is used in connection with certain of the opinions given herein, I have no reason to believe that the opinions so qualified are incorrect or incomplete. In formulating the opinions set forth below, I have (a) as to certain factual matters, relied upon documents and representatives of the Company, and (b) made such investigations of law as I have considered necessary or appropriate as the basis for such opinions. Based upon and subject to the foregoing, and subject to the limitations and qualifications expressed herein, I am of the opinion that: 1. The Company and its Subsidiaries are duly qualified to do business and are in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. 2. To my knowledge, there are no actions, suits, proceedings or investigations pending or threatened against the Company or its Subsidiaries which, individually or in the aggregate, would have a Material Adverse Effect.

The opinions expressed above are limited to the laws of the State of Minnesota. I assume no responsibility as to the applicability to this transaction, or the effect thereon, of the laws of any other jurisdiction. I express no opinion as to any matter other than as expressly set forth above, and no other opinion is intended to be implied or inferred herefrom. The opinions expressed herein are given as of the date hereof and I undertake no obligation hereby and disclaim any obligation to advise you of any change in law, facts or circumstances occurring after the date hereof pertaining to any matter referred to herein. This opinion is provided to the Purchasers (and successors and assigns permitted under the terms of the Note Purchase Agreement), and is provided only in connection with this transaction and may not be relied upon in any respect by any other person or for any other purpose; except that this opinion may be disclosed to, but not relied upon by, the National Association of Insurance Commissioners. Very truly yours, James M. Zappa Executive Vice President and General Counsel

EXHIBIT 4.4(c) FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS See attached. DB1/ 84912103.8

January 25, 2016 To the Purchasers set forth on Annex 1 hereto Re: CHS Inc. $152,000,000 Series S Senior Notes due January 25, 2023 $150,000,000 Series T Senior Notes due January 25, 2025 $58,000,000 Series U Senior Notes due January 25, 2027 $95,000,000 Series V Senior Notes due January 25, 2028 $100,000,000 Series W Senior Notes due January 25, 2031 $125,000,000 Series X Senior Notes due January 25, 2036 Ladies and Gentlemen: We have acted as special counsel for each of the Purchasers named on Annex I hereto (the "Purchasers") in connection with that certain Master Note Purchase Agreement dated as of January 14, 2016 (the "Note Purchase Agreement") by and among the CHS Inc., a Minnesota nonstock agricultural cooperative corporation (the "Company") and the Purchasers which provides, among other things, for the issuance and sale by the Company of its (a) Series S Senior Notes due January 25, 2023 in the aggregate principal amount of One Hundred Fifty Two Million Dollars ($152,000,000); (b) Series T Senior Notes due January 25, 2025 in the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000); (c) Series U Senior Notes due January 25, 2027 in the aggregate principal amount of Fifty Eight Million Dollars ($58,000,000); (d) Series V Senior Notes due January 25, 2028 in the aggregate principal amount of Ninety Five Million Dollars ($95,000,000); (e) Series W Senior Notes due January 25, 2031 in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); and (f) Series X Senior Notes due January 25, 2036 in the aggregate principal amount of One Hundred Twenty Five Million Dollars ($125,000,000) (collectively, the "Notes"). Capitalized terms used herein, and not defined herein, have the respective meanings ascribed to them pursuant to the terms of the Note Purchase Agreement. This opinion is delivered to you pursuant to Section 4.4(c) of the Note Purchase Agreement. Our representation of the Purchasers has been as special counsel for the purposes stated above. As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon: DB1/ 86085640.1

To the Purchasers set forth on Annex 1 hereto January 25, 2016 Page 2 (1) the representations and warranties of the Issuer Parties and the Purchasers set forth in the Purchase Agreement, and the other documents listed below; (2) certificates of public officials and of certain officers of the Issuer Parties delivered in connection with the Closing and the Offeree Letter (defined below); and have assumed, without independent inquiry, the accuracy of those representations, warranties, certificates and the Offeree Letter. In connection with this opinion, we have examined originals or copies of the following documents: (a) the Note Purchase Agreement; (b) the Notes; (c) a certificate of the Secretary of the Company, dated the date hereof, delivered pursuant to Section 4.3(b) of the Note Purchase Agreement, certifying that the copies attached thereto of the Company's articles of incorporation and by-laws (the "Company's Governing Documents") and those certain resolutions passed by the Board of Directors of the Company authorizing participation in the transactions contemplated by the Notes and the Note Purchase Agreement are true, complete and correct copies thereof and are in full force and effect, and as to the incumbency and specimen signatures of certain officers of the Company; (d) an Officer's Certificate on behalf of the Company, dated the date hereof and delivered pursuant to Section 4.3(a) of the Note Purchase Agreement, with respect to the matters set forth therein; (e) a cross receipt acknowledging payment and receipt of the purchase price for the Notes (the "Cross Receipt"); (f) a letter from U.S. Bancorp Investments, Inc. and J.P. Morgan Securities LLC, dated January 14, 2016, making certain representations with respect to the manner in which the Notes were offered (the "Offeree Letter"); (g) the opinion of Dorsey & Whitney LLP, counsel for the Company, dated the date hereof and delivered to the Purchasers pursuant to Section 4.4(a) of the Note Purchase Agreement; and DB1/ 86085640.1

To the Purchasers set forth on Annex 1 hereto January 25, 2016 Page 3 (h) the opinion of James M. Zappa, General Counsel for the Company, dated the date hereof and delivered to the Purchasers pursuant to Section 4.4(b) of the Note Purchase Agreement. The Note Purchase Agreement and the Notes are sometimes referred to herein as the "Financing Documents." This opinion is based entirely on our review of the documents listed in the preceding paragraph and we have made no other documentary review or investigation for purposes of this opinion. Based on such investigation as we have deemed appropriate, the opinions referred to in clauses (g) and (h) above are satisfactory in form and scope to us, and we believe you are justified in relying thereon. We have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form, the legal competence of each individual executing any document and that each Person executing such documents (including, without limitations, the Financing Documents) validly exists and is in good standing under the laws of the jurisdiction in which it was organized, had and has the power and authority to enter into and perform its obligations under the Financing Documents under its governing organizational documents, applicable enterprise legislation and other applicable law, and is qualified to do business and is in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such documents. We have further assumed that such documents have been duly authorized, executed and delivered by each Person executing such documents and, as to Persons other than the Company, are binding upon and enforceable against, such Persons. In addition, we have relied, to the extent we deem necessary and proper, on the Offeree Letter without independent investigation. For purposes of this opinion, we have made such examination of law as we have deemed necessary. Except to the extent addressed in paragraph 5 below, this opinion is limited solely to the internal substantive laws of the State of New York as applied by courts located in the State of New York without regard to choice of law, and the federal laws of the United States of America (except for federal and state tax, energy, utilities, agriculture, national security, anti-money laundering, or antitrust laws, as to which we express no opinion), and we express no opinion as to the laws of any other jurisdiction. Our opinion in paragraph 2 below is based solely on a review of the Company's Governing Documents, and we have not made any analysis of the internal substantive law of the jurisdiction of organization of the Company, including statutes, rules or regulations or any interpretations thereof by any court, administrative body, or other Governmental Authority. We express no opinion in paragraph 2 below as to the internal DB1/ 86085640.1

To the Purchasers set forth on Annex 1 hereto January 25, 2016 Page 4 substantive law of the Company's jurisdiction of organization. We note that the Financing Documents contain provisions stating that they are to be governed by the laws of the State of New York (each, a "Chosen-Law Provision"). Except to the extent addressed below in paragraph 5, no opinion is given herein as to any Chosen-Law Provision, or otherwise as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Financing Documents. Except as set forth in paragraph 4 below, we express no opinions as to any securities or "blue sky" laws of any jurisdiction. Our opinion is further subject to the following exceptions, qualifications and assumptions, all of which we understand to be acceptable to you: (a) We have assumed without any independent investigation (i) that the execution, delivery and performance by each of the parties thereto of the Financing Documents do not and will not conflict with, or result in a breach of, the terms, conditions or provisions of, or result in a violation of, or constitute a default or require any consent (other than such consents as have been duly obtained) under, any organizational document other than the Governing Documents of the Company (including, without limitation, applicable corporate charter documents and by-laws), any order, judgment, arbitration award or stipulation, or any agreement, to which any of such parties is a party or is subject or by which any of the properties or assets of any of such parties is bound, (ii) that the statements regarding delivery and receipt of documents and funds referred to in the Cross Receipt between you and the Company are true and correct, and (iii) that the Financing Documents are a valid and binding obligation of each party thereto to the extent that laws other than those of the State of New York are relevant thereto (other than the laws of the United States of America, but only to the limited extent the same may be applicable to the Company and relevant to our opinions expressed below). (b) The enforcement of any obligations of any Person under any Financing Document or otherwise may be limited by or subject to bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of any Person under the Financing Documents or otherwise. (c) We express no opinion as to the availability of any specific DBI/ 86085640.1

To the Purchasers set forth on Annex 1 hereto January 25, 2016 Page 5 or equitable relief of any kind. (d) The enforcement of any of the Purchasers' rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity). (e) We express no opinion as to the enforceability of any particular provision of any of the Financing Documents relating to (i) waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue, (ii) waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) exculpation or exoneration clauses, clauses relating to rights of indemnity or contribution, and clauses relating to releases or waivers of unmatured claims or rights or (v) waivers or variations of legal provisions or rights which are not capable of waiver or variation under applicable law. (f) Our opinion in paragraph 3 below is based solely on a review of generally applicable laws of the State of New York and the United States of America and not on any search with respect to, or review of, any orders, decrees, judgments or other determinations specifically applicable to the Company. (g) We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware. Based on the foregoing, we are of the opinion that: 1. Each of the Note Purchase Agreement and the Notes constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms. 2. The execution and delivery by the Company of the Note Purchase Agreement and the Notes, the issuance and sale of the Notes and performance by the Company of its obligations under the Financing Documents will not constitute a violation of its Governing Documents. 3. No consents, approvals or authorizations of Governmental DB1/ 86085640.1

To the Purchasers set forth on Annex 1 hereto January 25, 2016 Page 6 Authorities of the State of New York or the United States of America are required under the laws of the State of New York or the United States of America on behalf of the Company in connection with (a) the execution and delivery by the Company of the Financing Documents or (b) the offer, issuance, sale and delivery of the Notes by the Company, on the date hereof. 4. It is not necessary either to register the offer and sale of the Notes to you under the circumstances contemplated by the Note Purchase Agreement under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the issuance of the Notes to you under the Trust Indenture Act of 1939, as amended. 5. Each Chosen-Law Provision is enforceable in accordance with New York General Obligations Law section 5-1401, as applied by a New York State court or a federal court sitting in New York and applying New York choice of law principles. We note that New York General Obligations Law section 5- 1401 refers to former section 1-105 of the New York Uniform Commercial Code. The New York Uniform Commercial Code has been amended, effective December 17, 2014, and the substance of former Section 1-105 now appears in Section 1-301. This opinion is delivered solely to the Purchasers and for the benefit of the Purchasers in connection with the Note Purchase Agreement and may not be relied upon by the Purchasers for any other purpose or relied upon by any other person or entity (other than future holders of Notes acquired in accordance with the terms of the Financing Documents) for any reason without our prior written consent. Very truly yours, Morgan, Lewis & Bockius LLP DB1/ 86085640.1

Annex 1 Purchasers DB1/ 86085640.1 Annex 1-1